APPENDIX B

SOLICITATION

RESPONSE

CONTRACT ATTACHED

			1. This Contract Is A Rated Order Under		Rating	Page	of	Pages
SOLICITATION, OFFER AND AWARD			DPAS (15 CFR 700)		DOA5		1	43

. Contract Number	3. Solicitation Number		4. Type of Solicitation	5. Date Issued	6. Requisition/Purchase Number
	W52H09-08-R-0274		Sealed Bid (IFB)	2008SEP05		SEE SCHEDULE
X Negotiated (RFP)

. Issued By	Code	W52H09	8. Address Offer To (If Other Than Item 7)

TACOM-ROCK ISLAND
AMSTA-LC-GLK-A
ROCK ISLAND IL	61299-7630

NOTE: In sealed bid solicitations "offer" and "offeror" mean "bid" and "bidder".

SOLICITATION

9. Sealed offers in original and 1 signed copies for furnishing the supplies or services in the Schedule will be received at the
place specified in item 8, or if handcarried, in the depository located in	until

04:00pm (hour) local time 2008OCT06 (Date).

Caution - Late Submissions, Modifications, and Withdrawals: See Section L, Provision No. 52.214 -7 or 52.215 -1. All offers are subject to all terms and conditions contained in this solicitation.

10. For Information		A. Name		B. Telephone (No Collect Calls)		C. E-mail Address

Call:		KEVIN GILMORE	Area Code Number			Ext.	KEVIN.GILMORE@US.ARMY.MIL
				(309)782-3558

11. Table Of Contents

(X)	Sec.	Description	Page(s)	(X)	Sec.	Description	Page(s)

		Part I - The Schedule				Part II - Contract Clauses

X	A	Solicitation/Contract Form	1	X	I	Contract Clauses	23

X	B	Supplies or Services and Prices/Costs	9		Part III - List Of Documents, Exhibits, And Other Attach.

X	C	Description/Specs./Work Statement	15	X	J	List of Attachments	34

X	D	Packaging and Marking	16			Part IV - Representations And Instructions

X	E	Inspection and Acceptance	18		K	Representations, Certifications, and

X	F	Deliveries or Performance	21	X		Other Statements of Offerors	35

	G	Contract Administration Data		X	L	Instrs., Conds., and Notices to Offerors	38

X	H	Special Contract Requirements	22	X	M	Evaluation Factors for Award	42

OFFER (Must be fully completed by offeror)

NOTE: Item 12 does not apply if	the	solicitation includes the provisions at 52.214-16, Minimum Bid Acceptance Period.

12. In compliance with the above, the undersigned agrees, if this offer is accepted within		calendar days (60 calendar days unless a different period is inserted by the offeror) from the date for receipt of offers specified above, to furnish any or all items upon which prices are offered at the price set opposite each item, delivered at the designated point(s), within the time specified in the schedule.

13. Discount For Prompt Payment	10 Calendar Days (%)	20 Calendar Days (%)	30 Calendar Days (%)	Calendar Days (%)
(See Section I, Clause No. 52.232-8)

14. Acknowledgment of Amendments (The offeror acknowledges	Amendment No.	Date	Amendment No.	Date

receipt of amendments to the SOLICITATION for offerors and

related documents numbered and dated):

15A. Name and	Code	Facility	16. Name and Title of Person Authorized to Sign Offer

Address of	(Type or Print)
Offeror

15B. Telephone Number	15C. Check if Remittance Address is	17. Signature	18. Offer Date

Area Code Number	Ext.	Different From Above - Enter such
Address In Schedule

AWARD (To be completed by Government)

19. Accepted As To Items Numbered	20. Amount	21. Accounting And Appropriation

22. Authority For Using Other Than Full And Open Competition:	23. Submit Invoices To Address Shown In	Item
10 U.S.C. 2304(c)( )	41 U.S.C. 253(c)(	)	(4 copies unless otherwise specified)

24. Administered By (If other than Item 7)	Code	25. Payment Will Be Made By	Code

SCD	PAS	ADP PT

26. Name of Contracting Officer (Type or Print)			27. United States Of America	28. Award Date
2008OCT06

     (Signature of Contracting Officer) IMPORTANT - Award will be made on this Form, or on Standard Form 26, or by other authorized official written notice.

AUTHORIZED FOR LOCAL REPRODUCTION Standard Form 33 (Rev. 9-97)

Previous edition is unusable Prescribed By GSA-FAR (48 CFR) 53.214(c)

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Name of Offeror or Contractor:

SECTION A - SUPPLEMENTAL INFORMATION

1. This solicitation is being issued as a restricted procurement, limited only to Optex Inc and Miller-Holzwarth in accordance with FAR 6.302 -1, for the following periscopes:

NOUN	NSN	PN

M17	6650-01-317-9138	12357918
M27	1240-01-319-8995	12357792
15 Degree	6650-01-317-9139	12357908
20 Degree	1240-01-319-8994	12357909
M45	6650-01-418-6658	12370033
Short COM	1240-01-319-5339	12357840
Tall COM	1240-01-319-5340	12357841
Long Driver	6650-01-320-5628	12357848

2. This solicitation W52H09-08-R-0274 will result in two contract awards of 3-year long-term firm-fixed price indefinite delivery indefinite quantity type contracts (see FAR 16.504) for the above referenced items. The initial contract awards for the guaranteed minimum quantities will be made subject to price reasonableness. However, all future delivery orders will be evaluated on price, past performance and delivery schedule. Offerors are advised to carefully read Sections L and M before submitting their proposals.

3. The instant award under this solicitation will be a guaranteed minimum quantity of 250 each, M27 periscopes to each offeror. The required delivery rate and delivery schedule for guaranteed minimum quantity of 250 each will be as shown below.

150 ea, 150 days ARO 100 ea, 180 days ARO

If future delivery orders are issued on a unilateral basis, the required deliveries will begin 150 days ARO and the Government may require the delivery of each model of periscope to begin at a rate of 250 each per month accelerating to 500 periscopes in the second month; then 750 periscopes in the third month and will continue at that rate until the order is completed. If multiple periscopes are ordered on a single delivery order or successive delivery orders, the aggregate monthly delivery amounts for all periscopes will be not exceed 2000 per month. The specific models to be delivered each month will be at the discretion of the Government, based on Army requirements.

4. The contract will include three ordering periods as follows:

Ordering Period (OP) 1 Award date through 31 December 2009 Ordering Period (OP) 2 1 January 2010 through 31 December 2010 Ordering Period (OP) 3 1 January 2011 through 31 December 2011

The Government is not obligated to award any additional quantities other than the initial guaranteed minimum quantity. An award under this solicitation in no way obligates the Government to place any future orders.

The ordering periods and ranges quantities shown on Attachment 001 are provided for the purpose of establishing reasonable quantities against which to provide prices.

The offeror will enter unit prices for each ordering period for each Periscope listed on the Price Evaluation Spreadsheet (Attachment 001). In order to be acceptable, an offer must include prices for all quantity ranges and ordering periods on the items that they wish to provide an offer for. If an offeror fails to submit unit prices for all quantity ranges and ordering periods, the Government may reject the proposal as unacceptable.

5. The quantities reflected below, other than the stated guaranteed minimum quantities, are not guaranteed buy quantities but are for planning purposes only. An award under this solicitation in no way obligates the Government to order the stated estimated or maximum quantities.

For each ordering period, the Governments estimated buy quantities by ordering period are as follows:

CLIN	0001/M17	Ordering Period	Estimated
		1	9,948
		2	3,828
		3	3,500

CLIN	0002/M27	Ordering Period	Estimated

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Name of Offeror or Contractor:

	1	3,409
	2	1,400
	3	1,200

CLIN 0003/	Ordering Period	Estimated
15 Degree
	1	0
	2	0
	3	134

CLIN 0004/	Ordering Period	Estimated
20 Degree
	1	0
	2	0
	3	100

CLIN 0005/M45	Ordering Period	Estimated
	1	600
	2	600
	3	600

CLIN 0006/	Ordering Period	Estimated
Short COM
	1	900
	2	400
	3	350

CLIN 0007/	Ordering Period	Estimated
Tall COM
	1	350
	2	150
	3	150

CLIN 0008/	Ordering Period	Estimated
Long Driver
	1	900
	2	400
	3	350

6.	First article testing is not required at this time for Optex Inc and Miller-Holzwarth.

7.	All deliveries shall be FOB Destination.

8.	Contractors interested in submitting a proposal must be fully compliant with the ISO 9001:2000 requirement at time of proposal submittal. See Section E, Page 20.
9.	Request your proposal remain valid for 90 days.

10.	Placement of future orders shall be in accordance with the evaluation guidelines in Section M of the solicitation.

11.	FAIR OPPORTUNITY PROCEDURES: The Government intends to place competitive delivery orders with the offeror(s) that represents the best value to the Government using a trade-off analysis of price, past performance and delivery schedule. Written quotes will be requested from the successful offeror(s) prior to issuance of subsequent delivery orders.

Exceptions to the Fair Opportunity procedures described below are:

A. The Government reserves the right to issue unilateral delivery orders at the prices and terms stated in the contract in the event the agencys need for the supplies is so urgent that providing a fair opportunity would result in unacceptable delays.

B.	Each delivery order stands on its own insofar as it obligates the Government.

C.	Only one awardee is capable of providing the required supplies at the level of quality required because they supplies ordered are unique or highly specialized.

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Name of Offeror or Contractor:

D. The order must be issued on a sole-source basis in the interest of economy and efficiency as a logical follow-on to an order already issued under the contract.

E. No Protest Rule and Ombudsman. In accordance with FAR 16.505(a) (6), no protest under FAR Subpart 33.1 is authorized in connection with the issuance of an order except for a protest on the grounds that the order increases the scope, period, or maximum value of the contract. The designated ombudsman is MAJ Kyle McFarland, U.S. Army TACOM LCMC (Rock Island), office symbol: AMSTA-AQ-AR, phone number: (309) 782-3223, e-mail: ROCK-OMBUDSMAN@conus.army.mil. The ombudsman will review complaints from the contractors and ensure all contractors are afforded a fair opportunity consistent with the procedures in this solicitation/contract.

*** END OF NARRATIVE A0001 ***

	Re_g_u_l_a_t_o_r__ C_i_t_e	T_i_t_l_e_	D_a_t_e_

A-1	52.246-4500	WIDE AREA WORKFLOW-RECEIPT ACCEPTANCE (WAWF-RA)	OCT/2007
TACOM LCMC
(RI)

(a) To comply with the clauses at 252.246 -7000, "Material Inspection and Receiving Report", and at 252.232 -7003, Electronic Submission of Payment Requests, TACOM LCMC (Rock Island) uses the WAWF-RA Program. Receipts on this order will be processed via WAWF. The contractor is required to register and use WAWF at https://wawf.eb.mil.

(b)	When prompted to send additional email notifications, add tami.lord@us.army.mil.

(c)	You may use this link for assistance in completing the WAWF documentation:

http://www.dfas.mil/contractorpay/electroniccommerce/ECToolBox/CreateCIRR.swf

(d) Other WAWF training is available from the WAWF main web site, or directly at:			http://www.wawftraining.com

(AS6510)		(End of clause)

A-2	52.201-4501	NOTICE ABOUT TACOM LCMC (RI) OMBUDSMAN	MAY/2007
TACOM LCMC
(RI)

a. We have an Ombudsman Office here at TACOM LCMC (Rock Island). Its purpose is to open another channel of communication with TACOM LCMC (RI) Contractors.

b.	If you think that this solicitation:

	(1)	has inappropriate requirements; or

	(2)	needs streamlining; or

	(3)	should be changed, you should first contact the buyer or the (Procurement) Contracting Officer (PCO).

c.	The buyer's name, phone number and address are on the cover page of this solicitation.

d.	If the buyer or PCO doesn't respond to the problem to your satisfaction, or if you want to make comments anonymously, you can contact the Ombudsman Office. The address and phone number are:
U.S. Army TACOM LCMC (Rock Island)
ATTN: AMSTA-AQ-AR (OMBUDSMAN)
1 Rock Island Arsenal
Rock Island IL 61299-7630
Phone: (309) 782-3224
Electronic Mail Address: ROCK-OMBUDSMAN@conus.army.mil

e.	If you contact the Ombudsman, please provide the following information: (1) TACOM LCMC (RI) solicitation number;

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Name of Offeror or Contractor:

(2)	Name of PCO;

(3)	Problem description;

A-3	52.204-4505	DISCLOSURE OF UNIT PRICE INFORMATION	FEB/2003
TACOM LCMC
(RI)

This constitutes notification pursuant to Executive Order 12600, Pre-Disclosure Notification Procedures for Confidential Commercial Information (June 23, 1987), of our intention to release unit prices of the awardee in response to any request under the Freedom of

Information Act, 5 U.S.C. 552. Unit price is defined as the contract price per unit or item purchased. We consider any objection to be waived unless the Contracting Officer is notified of your objection to such release prior to submission of initial proposals.

(AS7909)		(End of Clause)

A-4	52.204-4506	PUBLIC ACTIVITY INVOLVEMENT	FEB/2003
TACOM LCMC
(RI)

Subcontract opportunities under this solicitation and any resulting contracts are open to competition between Department of Defense activities and private firms. In addition, Army Industrial Facilities are available to sell manufactured articles or to perform work at such Facilities on behalf of Offerors, in certain circumstances and as permitted by law. Rock Island Arsenal, Watervliet Arsenal, Anniston Army Depot, Sierra Army Depot, and Red River Army Depot have expressed interest in securing subcontracting opportunities under this RFP. For information related to the capabilities of these facilities, and Points of Contact, see https://triext.ria.army.mil/ibo/index.html

(AS7005)		(End of Clause)

A-5	52.210-4516	COMMERCIAL EQUIVALENT ITEM(S)	JUN/1998
TACOM LCMC
(RI)

The Government has a preference to satisfy its needs through the acquisition of commercial items.			If you know of any commercial
equivalent item(s) for those listed in this solicitation, please contact the contracting office.			Information provided will be
considered for future procurements.

(AS7003)		(End of Provision)

A-6	52.211-4506	INSTRUCTIONS REGARDING SUBSTITUTIONS FOR MILITARY AND FEDERAL	DEC/1997
	TACOM LCMC	SPECIFICATIONS AND STANDARDS
(RI)

(a) Section I of this document contains DFARS clause 252.211 -7005, Substitutions for Military Specifications and Standards, which allows bidders/quoters/offerors to propose Management Council approved Single Process Initiatives (SPIs) in their bids/quotes/offers, in lieu of military or Federal specifications and standards cited in this solicitation.

(b) An offeror proposing to use an SPI process under this solicitation shall identify the following for each proposed SPI as required by DFARS 252.211 -7005 contained in Section I:

SPI PROCESS:	FACILITY:	MILITARY OR	AFFECTED CONTRACT
		FEDERAL SPEC	LINE ITEM #, SUBLINE
		OR STANDARD:	ITEM #, COMPONENT
OR ELEMENT:

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Name of Offeror or Contractor:

(c) An offeror proposing to use an SPI process under this solicitation shall also provide a copy of the Department of Defense acceptance for each SPI process proposed.

(d) In the event an offeror does not identify any SPI in paragraph (b) above, the Government shall conclude that the bidder/quoter/offeror submits its bid/quote/proposal in accordance with the requirements of this solicitation.

(e)	The price that is provided by the offeror in the Schedule in Section B will be considered as follows:

(1) If an SPI is identified in paragraph (b) above, the Government will presume that the price is predicated on the use of the proposed SPI.

     (2) If there is no SPI identified in paragraph (b) above, the Government will presume the price is predicated on the requirements as stated in the solicitation.

(f) Bidders/quoters/offerors are cautioned that there is always the possibility that the Government could make a determination at the Head of the Contracting (HCA)/Program Executive Officer (PEO) level that the proposed SPI is not acceptable for this procurement. If such a determination is made, and the bid/quote/offer only identifies a price predicated on use of proposed SPI, the bid/quote/offer will be determined nonresponsive. Bidders/quoters/offerors who propose SPI processes are encouraged to provide a price below to reflect their price for the item manufactured in accordance with the requirements as stated in this solicitation to preclude possibly being determined nonresponsive:

CLIN		PRICE	$

CLIN		PRICE	$

CLIN		PRICE	$

CLIN		PRICE	$

(AS7008)		(End of Provision)

A-7	52.215-4503	NOTICE TO OFFERORS - ELECTRONIC BID/OFFER RESPONSE REQUIRED		JUL/2008
TACOM LCMC
(RI)

1. TACOM LCMC (RI) has established the capability to receive bids, proposals, and quotes electronically. A hotlink from the TACOM

LCMC (RI) Solicitation Page has been activated to fully automate the response process (see h _t_t_p_s_:_/_/_a_a_i_s_._r_i_a_._a_r_m_y_._m_i_l_/_a_a_i_s_/_S_O_L_I_N_F_O_/_i_n_d_e_x_._h_t_m_). To ensure that your bid, proposal, or quote is considered for award, your response to a solicitation can not include a bid, proposal or quote for any other solicitation. Each bid, proposal, quote responding to a solicitation must be individually submitted; i.e., one solicitation, one electronic submission for that particular solicitation. See paragraph 4 below.

     2. Proposals submitted electronically that cannot be printed in their entirety may not be considered. The government must be able to replicate the electronic version in to a printed format. Electronic comments, text boxes or stamps that cannot be printed may be ignored by the Government and may even render an offer non-responsive. For details of electronic file formats acceptable to the government see: https://aais.ria.army.mil/aais/SOLINFO/electronic_bid_offer_clause.html

     3. IMPORTANT: Bids/proposals/quotes in response to this solicitation are REQUIRED to be submitted in electronic format to the Web site above. Hard copy and facsimile (datafax) bids/offers/quotes WILL NOT BE ACCEPTED.

     NOTE: TACOM LCMC (RI) IS NOT CURRENTLY USING THE ASFI BID/OFFER SUBMISSION PROCESS FOR WHOLESALE CONTRACTING; THUS, ANY BIDS/PROPOSALS/QUOTES RELATED TO THIS SOLICITATION THAT ARE SUBMITTED THROUGH THE ARMY SINGLE FACE TO INDUSTRY (ASFI) BID RESPONSE SYSTEM (BRS) WILL NOT BE ACCEPTED.

4. Your attention is drawn to the following clauses in Section L of this solicitation for instructions and additional information:

LS7011, Electronic Bids/Offers - TACOM LCMC (RI) (TACOM LCMC (RI) 52.215-4510) LS7013, Electronic Award Notice - TACOM LCMC (RI) (TACOM LCMC (RI) 52.215-4511)

5. Do NOT combine bids, proposals or quotes from different solicitations into the same, single electronic submission. If a

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Name of Offeror or Contractor:

combined response is submitted, only the data pertinent to the first solicitation number in such a combined response will be used and all other data for any other procurement action will be totally disregarded.

A-8	52.233-4503	AMC-LEVEL PROTEST PROGRAM	JUL/2007
TACOM LCMC
(RI)

If you have complaints about this procurement, it is preferable that you first attempt to resolve those concerns with the responsible Contracting Officer. However, you can also protest to Headquarters, AMC. The HQ, AMC-Level Protest Program is intended to encourage interested parties to seek resolution of their concerns within AMC as an Alternative Dispute Resolution forum, rather than filing a protest with General Accounting Office or other external forum. Contract award or performance is suspended during the protest to the same extent, and within the same time periods, as if filed at the GAO. The AMC protest decision goal is to resolve protests within 20 working days from filing. To be timely, protests must be filed within the periods specified in FAR 33.103. Send protests (other than protests to the Contracting Officer) to:

HQ, Army Materiel Command
Office of Command Counsel
ATTN: AMCCC-PL
9301 Chapek Rd 2-1SE3401
Fort Belvoir VA 22060-5527
Facsimile number (703) 806-8866/8875
Voice Number (703) 806-8762
Packages sent by FedEx or UPS should be addressed to:
HQ Army Materiel Command
Office of Command Counsel
Room 2-1SE3401
1412 Jackson Loop
Ft. Belvoir, VA 22060-5527
The AMC-level protest procedures are found at:
http://www.amc.army.mil/amc/command_counsel/protestlink.htm

If Internet access is not available, contact the Contracting Officer or HQ, AMC Office of Command Counsel at (703) 806-8762 to obtain the AMC-Level Protest Procedures.

(AS7010)		(End of Clause)

A-9	52.243-4510	DIRECT VENDOR DELIVERY	JAN/1999
TACOM LCMC
(RI)

In accordance with the Changes Clause of this contract, the Contractor may be called upon to ship directly to the user, in lieu of the destination in the Schedule, to satisfy urgent or backorder situations. In such instances the Contractor may be directed to use best commercial packaging. The Contractor may also be called upon to ship the item to the new destination within 24 hours of the required delivery date as specified in the Schedule. Please provide your POC, electronic mail address and commercial phone number including area code for this effort below:

(AS7012)		(End of Clause)

A-10	52.245-4500	NOTICE OF DEMILITARIZATION AND TRADE SECURITY CONTROLS CONSIDERATION	OCT/2006
	TACOM LCMC	REQUIREMENT
(RI)

This solicitation and any resulting contract are subject to the "Demilitarization and Trade Security Controls Requirements and Procedures" clause, HS7144, contained in Section H of this document.

(AS7500)
(End of Clause)

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Name of Offeror or Contractor:

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ITEM NO	SUPPLIES/SERVICES	QUANTITY UNIT	UNIT PRICE	AMOUNT

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

0001	P_R_O_D_U_C_T_I_O__ Q_U_A_N_T_I_T_Y	$	$

NOUN: M17-NSN 6650-01-317-9138
FSCM: 6650
PART NR: 12357918
SECURITY CLASS: Unclassified

N_O_T_E__ T_H_I_S_ S_E_C_T_I_O_N F_O_R I_T_E_M I_D_E_N_T_I_F_I_C_A_T_I_O_N O_N_L_Y_.
F_I_L___I_N__P_R_I_C_E_S_ O_N A_T_T_A_C_H_M_E_N_T 0_0_1_, "_P_R_I_C_E
E_V_A_L_U_A_T_I_O__ S_P_R_E_A_D_S_H_E_E_T_"

(End of narrative B001)

D _e_s_c_r_i_p_t_i_o_n_/_S_p_e_c_s_._/_W_o_r S_t_a_t_e_m_e_n_t TOP DRAWING NR: 12357918 DATE: 31-OCT-2007

P_a_c_k_a_g_i_n__ a_n_d M_a_r_k_i_n_g
PACKAGING/PACKING/SPECIFICATIONS:
SPI -P12357918, REV E, DATED 19 FEB 02
LEVEL PRESERVATION: Military
LEVEL PACKING: B

I_n_s_p_e_c_t_i_o__ a_n_d A_c_c_e_p_t_a_n_c_e
	INSPECTION: Origin	ACCEPTANCE: Origin

0002	P_R_O_D_U_C_T_I_O__ Q_U_A_N_T_I_T_Y		$	$

NOUN: M27-NSN 1240-01-319-8995
FSCM: 1240
PART NR: 12357792
SECURITY CLASS: Unclassified

_O_T_E__ N _H_I_S_ T S_E_C_T_I_O_N F_O_R I_T_E_M I_D_E_N_T_I_F_I_C_A_T_I_O_N O_N_L_Y_.
F _I_L___I_N__P_R_I_C_E_S_ O_N A_T_T_A_C_H_M_E_N_T 0_0_1_, "_P_R_I_C_E
E _V_A_L_U_A_T_I_O__ S_P_R_E_A_D_S_H_E_E_T_"

(End of narrative B001)

D _e_s_c_r_i_p_t_i_o_n_/_S_p_e_c_s_._/_W_o_r S_t_a_t_e_m_e_n_t TOP DRAWING NR: 12357792 DATE: 01-NOV-2007

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Name of Offeror or Contractor:

ITEM NO	SUPPLIES/SERVICES		QUANTITY UNIT	UNIT PRICE	AMOUNT

P_a_c_k_a_g_i_n__ a_n_d M_a_r_k_i_n_g
PACKAGING/PACKING/SPECIFICATIONS:
SPI-P12357792,REV C, DATED 19 FEB 02
LEVEL PRESERVATION: Military
LEVEL PACKING: B

I_n_s_p_e_c_t_i_o__ a_n_d A_c_c_e_p_t_a_n_c_e
	INSPECTION: Origin	ACCEPTANCE: Origin

0003	P_R_O_D_U_C_T_I_O__ Q_U_A_N_T_I_T_Y		$	$

NOUN: 15 DEG - 6650-01-317-9139
FSCM: 6650
PART NR: 12357908
SECURITY CLASS: Unclassified

N_O_T_E__ T_H_I_S_ S_E_C_T_I_O_N F_O_R I_T_E_M I_D_E_N_T_I_F_I_C_A_T_I_O_N O_N_L_Y_.
F_I_L___I_N__P_R_I_C_E_S_ O_N A_T_T_A_C_H_M_E_N_T 0_0_1_, "_P_R_I_C_E
E_V_A_L_U_A_T_I_O__ S_P_R_E_A_D_S_H_E_E_T_"

(End of narrative B001)

D_e_s_c_r_i_p_t_i_o_n_/_S_p_e_c_s_._/_W_o_r S_t_a_t_e_m_e_n_t
TOP DRAWING NR: 12357908
DATE: 31-OCT-2007

P_a_c_k_a_g_i_n__ a_n_d M_a_r_k_i_n_g
PACKAGING/PACKING/SPECIFICATIONS:
SPI-P12357908, REV B, DATED 19 FEB02
LEVEL PRESERVATION: Military
LEVEL PACKING: B

I_n_s_p_e_c_t_i_o__ a_n_d A_c_c_e_p_t_a_n_c_e
	INSPECTION: Origin	ACCEPTANCE: Origin

0004	P_R_O_D_U_C_T_I_O__ Q_U_A_N_T_I_T_Y		$	$

NOUN: 20 DEG NSN 1240-01-319-8994
FSCM: 1240
PART NR: 12357909
SECURITY CLASS: Unclassified

N_O_T_E__ T_H_I_S_ S_E_C_T_I_O_N F_O_R I_T_E_M I_D_E_N_T_I_F_I_C_A_T_I_O_N O_N_L_Y_.
F_I_L___I_N__P_R_I_C_E_S_ O_N A_T_T_A_C_H_M_E_N_T 0_0_1_, "_P_R_I_C_E
E_V_A_L_U_A_T_I_O__ S_P_R_E_A_D_S_H_E_E_T_"

		Reference No. of Document Being Continued		Page	11 of 43
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Name of Offeror or Contractor:

ITEM NO	SUPPLIES/SERVICES		QUANTITY UNIT UNIT PRICE		AMOUNT

(End of narrative B001)

D_e_s_c_r_i_p_t_i_o_n_/_S_p_e_c_s_._/_W_o_r S_t_a_t_e_m_e_n_t
TOP DRAWING NR: 12357909
DATE: 31-OCT-2007

P_a_c_k_a_g_i_n__ a_n_d M_a_r_k_i_n_g
PACKAGING/PACKING/SPECIFICATIONS:
SPI-P12357909, REV B, DATED 19 FEB 02
LEVEL PRESERVATION: Military
LEVEL PACKING: B

I_n_s_p_e_c_t_i_o__ a_n_d A_c_c_e_p_t_a_n_c_e
	INSPECTION: Origin	ACCEPTANCE: Origin

0005	P_R_O_D_U_C_T_I_O__ Q_U_A_N_T_I_T_Y		$	$

NOUN: M45 - NSN 6650-01-418-6658
FSCM: 6650
PART NR: 12370033
SECURITY CLASS: Unclassified

N_O_T_E__ T_H_I_S_ S_E_C_T_I_O_N F_O_R I_T_E_M I_D_E_N_T_I_F_I_C_A_T_I_O_N O_N_L_Y_.
F_I_L___I_N__P_R_I_C_E_S_ O_N A_T_T_A_C_H_M_E_N_T 0_0_1_, "_P_R_I_C_E
E_V_A_L_U_A_T_I_O__ S_P_R_E_A_D_S_H_E_E_T_"

(End of narrative B001)

D_e_s_c_r_i_p_t_i_o_n_/_S_p_e_c_s_._/_W_o_r S_t_a_t_e_m_e_n_t
TOP DRAWING NR: 12370033
DATE: 29-OCT-2007

P_a_c_k_a_g_i_n__ a_n_d M_a_r_k_i_n_g
PACKAGING/PACKING/SPECIFICATIONS:
SPI-P1237003, REV B, DATED 19 FEB 02
LEVEL PRESERVATION: Military
LEVEL PACKING: B

I_n_s_p_e_c_t_i_o__ a_n_d A_c_c_e_p_t_a_n_c_e
	INSPECTION: Origin	ACCEPTANCE: Origin

0006	P_R_O_D_U_C_T_I_O__ Q_U_A_N_T_I_T_Y		$	$

NOUN: SHOR COM NSN 1240-01-319-5339

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ITEM NO	SUPPLIES/SERVICES		QUANTITY UNIT UNIT PRICE		AMOUNT

FSCM: 1240
PART NR: 12357840
SECURITY CLASS: Unclassified

N_O_T_E__ T_H_I_S_ S_E_C_T_I_O_N F_O_R I_T_E_M I_D_E_N_T_I_F_I_C_A_T_I_O_N O_N_L_Y_.
F_I_L___I_N__P_R_I_C_E_S_ O_N A_T_T_A_C_H_M_E_N_T 0_0_1_, "_P_R_I_C_E
E_V_A_L_U_A_T_I_O__ S_P_R_E_A_D_S_H_E_E_T_"

(End of narrative B001)

D_e_s_c_r_i_p_t_i_o_n_/_S_p_e_c_s_._/_W_o_r S_t_a_t_e_m_e_n_t
TOP DRAWING NR: 12357840
DATE: 07-NOV-2007

P_a_c_k_a_g_i_n__ a_n_d M_a_r_k_i_n_g
PACKAGING/PACKING/SPECIFICATIONS:
SPI-P12357840, REV E, NOT DATED
LEVEL PRESERVATION: Military
LEVEL PACKING: B

I_n_s_p_e_c_t_i_o__ a_n_d A_c_c_e_p_t_a_n_c_e
	INSPECTION: Origin	ACCEPTANCE: Origin

0007	P_R_O_D_U_C_T_I_O__ Q_U_A_N_T_I_T_Y		$	$

NOUN: TALL COM NSN 1240-01-319-5340
FSCM: 1240
PART NR: 12357841
SECURITY CLASS: Unclassified

_O_T_E__ N _H_I_S_ T S_E_C_T_I_O_N F_O_R I_T_E_M I_D_E_N_T_I_F_I_C_A_T_I_O_N O_N_L_Y_.
_I_L___I_N__P_R_I_C_E_S_ F O_N A_T_T_A_C_H_M_E_N_T 0_0_1_, "_P_R_I_C_E
E _V_A_L_U_A_T_I_O__ S_P_R_E_A_D_S_H_E_E_T_"

(End of narrative B001)

D _e_s_c_r_i_p_t_i_o_n_/_S_p_e_c_s_._/_W_o_r S_t_a_t_e_m_e_n_t TOP DRAWING NR: 12357841 DATE: 07-NOV-2007

_a_c_k_a_g_i_n__ P a_n_d M_a_r_k_i_n_g PACKAGING/PACKING/SPECIFICATIONS: SPI-P12357841, REV D, NOT DATED LEVEL PRESERVATION: Military LEVEL PACKING: B

		Reference No. of Document Being Continued		Page	13 of 43
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ITEM NO	SUPPLIES/SERVICES		QUANTITY UNIT UNIT PRICE		AMOUNT

I_n_s_p_e_c_t_i_o__ a_n_d A_c_c_e_p_t_a_n_c_e
	INSPECTION: Origin	ACCEPTANCE: Origin

0008	P_R_O_D_U_C_T_I_O__ Q_U_A_N_T_I_T_Y		$	$

NOUN: LON DRIV NSN 6650-01-320-5628
FSCM: 6650
PART NR: 12357848
SECURITY CLASS: Unclassified

N_O_T_E__ T_H_I_S_ S_E_C_T_I_O_N F_O_R I_T_E_M I_D_E_N_T_I_F_I_C_A_T_I_O_N O_N_L_Y_.
F_I_L___I_N__P_R_I_C_E_S_ O_N A_T_T_A_C_H_M_E_N_T 0_0_1_, "_P_R_I_C_E
E_V_A_L_U_A_T_I_O__ S_P_R_E_A_D_S_H_E_E_T_"

(End of narrative B001)

D_e_s_c_r_i_p_t_i_o_n_/_S_p_e_c_s_._/_W_o_r S_t_a_t_e_m_e_n_t
TOP DRAWING NR: 12357848
DATE: 01-NOV-2007

P_a_c_k_a_g_i_n__ a_n_d M_a_r_k_i_n_g
PACKAGING/PACKING/SPECIFICATIONS:
SPI-P12357848, REV D, DATED 10 APR 03
LEVEL PRESERVATION: Military
LEVEL PACKING: B

I_n_s_p_e_c_t_i_o__ a_n_d A_c_c_e_p_t_a_n_c_e
	INSPECTION: Origin	ACCEPTANCE: Origin

0009	C_O_N_T_R_A_C D_A_T_A R_E_Q_U_I_R_E_M_E_N_T_S L_I_S_T (_C_D_R_L_)		$	*_* N_S_P *_* $	*_*__N_S_P__*_*_

NOUN: CDRL
SECURITY CLASS: Unclassified

Contractor will prepare and deliver the data
in accordance with the requirements, quantities
and schedules set forth in the Contract Data
Requirements Lists (DD Form 1423), Exhibit A.
It is required that data items be delivered
using electronic media. Refer to the DD Form
1423 for more specific electronic delivery
information.

A DD250 IS NOT REQUIRED
(End of narrative B001)

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ITEM NO	SUPPLIES/SERVICES	QUANTITY UNIT	UNIT PRICE	AMOUNT

I_n_s_p_e_c_t_i_o__ a_n_d A_c_c_e_p_t_a_n_c_e
INSPECTION: Origin	ACCEPTANCE: Destination

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Name of Offeror or Contractor:

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

	Re_g_u_l_a_t_o_r__ C_i_t_e	T_i_t_l_e_		D_a_t_e_

C-1	52.210-4501	DRAWINGS/SPECIFICATIONS		MAR/1988
TACOM LCMC
(RI)

In addition to the drawing(s) and/or specifications listed below, other documents which are part of this procurement and which apply to

Preservation/Packaging/Packing and Inspection and Acceptance are contained elsewhere.

The following drawing(s) and specifications are applicable to this procurement.

Drawings and Specifications in accordance with enclosed Technical Data Package Listing - SEE BELOW - with revisions in effect as of SEE BELOW (except as follows):

1. TDPL: 12370033:19207 - 29 OCT 2007 Periscope, M45 NSN:6650-01-418-6658

To all drawings and associated documents without a distribution statement, add distribution C.

10940477, CHANGE NOTE 1: TO READ:

"SILICONE RUBBER, M3GE503A19B37C12F19, FABRICATE IN ACCORDANCE WITH ASTM-D2000."

2. TDPL: 12357840:19207 - 7 NOV 2007 Periscope Assy/Comdr Side NSN: 1240-01-319-5339

To all drawings and associated documents without a distribution statement, add distribution C.

SPI 12357840:
-Delete NSN:1240-01-319-5330 and Add NSN:1240-01-319-5339.

3. TDPL: 12357841:19207 - 7 NOV 2007 Periscope Assy/Cmdr Front NSN: 1240-01-319-5340

To all drawings and associated documents without a distribution statement, add distribution C.

4. TDPL: 12357848:19207 - 1 NOV 2007 Periscope Assy/Drivers Unity NSN: 6650-01-320-5628 To all drawings and associated documents without a distribution statement, add distribution C.

TDPL:
Document	Delete	Substitute	Add
ECP D3T3005	X	-	-

4. TDPL:	12357918:19207	- 31 OCT 2007 Periscope, Tank M17E4 NSN: 6650-01-317-9138

To all drawings and associated documents without a distribution statement, add distribution C.

7674952:

-Delete P-L-391 and Replace with L-P-391.

12357793, 7043539, and 7048694:

-Delete MIL-C-46168 and Replace with MIL-DTL-53039.

5. TDPL: 12357909:19207 - 31 OCT 2007 Periscope 20 Degree Uplock NSN: 1240-01-319-8994 To all drawings and associated documents without a distribution statement, add distribution C.

QS12357909:

-Delete MIL-P-63420 and Replace with MIL-DTL-62420.

6. TDPL: 12357792:19207 - 01 NOV 2007 Periscope, Tank M27E4 NSN: 1240-01-319-8995

To all drawings and associated documents without a distribution statement, add distribution C.

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SECTION D - PACKAGING AND MARKING

	Re_g_u_l_a_t_o_r__	C_i_t_e	T_i_t_l_e_	D_a_t_e_

D-1	52.211-4501		PACKAGING REQUIREMENTS (SPECIAL PACKAGING INSTRUCTIONS)	DEC/2007
TACOM LCMC
(RI)

A. Military preservation, packing, and marking for the item identified above shall be accomplished in accordance with the specific requirements identified below, all the applicable requirements of, MIL-STD-2073-1, Revision D, Date 15 Dec 99 including Notice 1, dated 10 May 02 and the Special Packaging Instruction (SPI) contained in the TDP.

PRESERVATION: MILITARY LEVEL OF PACKING: -B-

QUANTITY PER UNIT PACKAGE: -001-

SPI NUMBER-P1257841 REV D, NOT DATED; P12357848, REV D, DATED 10 APR 03; P12357918, REV E,

     DATED 19 FEB 02; P12370033, REV B, DATED 19 FEB 02; P12357840, REV E, NOT DATED; P12357909, REV B, DATED 19 FEB 02; P12357792, REV C, DATED 19 FEB 02; P12357850, REV C, DATED 19 FEB 02

B. Unitization: Shipments of identical items going to the same destination shall be palletized if they have a total cubic displacement of 50 cubic feet or more unless skids or other forklift handling features are included on the containers. Pallet loads must be stable, and to the greatest extent possible, provide a level top for ease of stacking. A palletized load shall be of a size to allow for placement of two loads high and wide in a conveyance. The weight capacity of the pallet must be adequate for the load. The pallet shall be a 40 x 48 inch, 4-way entry pallet although variations may be permitted as dictated by the characteristics of the items being unitized. The load shall be contained in a manner that will permit safe handling during shipment and storage.

C. Marking: In addition to any special markings called out on the SPI;

C.1. All unit packages, intermediate packs, exterior shipping containers, and, as applicable, unitized loads shall be marked in accordance with MIL-STD-129, Revision P, Change Notice 4, dated 19 Sep 2007 including bar coding and a MSL label. The contractor is responsible for application of special markings as discussed in the Military Standard regardless of whether specified in the contract or not. Special markings include, but are not limited to, Shelf-life markings, structural markings, and transportation special handling markings. The marking of pilferable and sensitive materiel will not identify the nature of the materiel. Passive RFID tagging is required in all contracts that contain DFARS clause 252.211 -7006. Contractors must check the solicitation and/or contract for this clause. For details and most recent information, see http://www.acq.osd.mil/log/rfid/index.htm for the current DoD Suppliers Passive RFID Information Guide and Supplier Implementation Plan. If the item has Unique Item Identifier (UII) markings then the concatenated UII needs to be 2D bar coded and applied on the unit package, intermediate and exterior containers, and the palletized unit load.

D. Heat Treatment and Marking of Wood Packaging Materials: All non-manufactured wood used in packaging shall be heat treated to a core temperature of 56 degrees Celsius for a minimum of 30 minutes. The box/pallet manufacturer and the manufacturer of wood used as inner packaging shall be affiliated with an inspection agency accredited by the board of review of the American Lumber Standard Committee. The box/pallet manufacturer and the manufacturer of wood used as inner packaging shall ensure tractability to the original source of heat treatment. Each box/pallet shall be marked to show the conformance to the International Plant Protection Convention Standard.

Boxes/pallets and any wood used as inner packaging made of non-manufactured wood shall be heat-treated. The quality mark shall be placed on both ends of the outer packaging, between the end cleats or end battens; on two sides of the pallet. Foreign manufacturers shall have the heat treatment of non-manufactured wood products verified in accordance with their National Plant Protection Organizations compliance program. In addition, wood used as dunnage for blocking and bracing, to include ISO containers, shall be ordered with ALSC certified marking for dunnage or the markings may be applied locally at two foot intervals.

E. This SPI has been validated and the method of preservation/packing has proven successful in meeting the needs of the military distribution system, including indeterminate storage and shipment throughout the world. Special instructions and/or tailoring of the SPI is detailed in the Supplemental Instructions below. A prototype package is required to validate the sizes and fit requirements of the SPI. Minor dimensional and size changes are acceptable provided contractor provides the PCO and ACO with notification 60 days prior to delivery. Any design changes or changes in the method of preservation that provide a cost savings without degrading the method of preservation or packing or affecting the serviceability of the item will be considered and responded to within 10 days of submission to PCO and ACO. Government reserves the right to require testing to validate alternate industrial preservation methods, materials, alternate blocking, bracing, cushioning, and packing.

F. Hazardous Materials (as applicable):

F.1..Hazardous Materials is defined as a substance, or waste which has been determined by the Secretary of Transportation to be capable of posing an unreasonable risk to health, safety, and property when transported in commerce and which has been so designated. (This includes all items listed as hazardous in Titles 29, 40 and 49 CFR and other applicable modal regulations effective at the time of shipment.)

F.2. Unless otherwise specified, packaging and marking for hazardous material shall comply with the requirements for the mode of

     Reference No. of Document Being Continued Page 17 of 43 CONTINUATION SHEET

PIIN/SIIN W52H09-08-R-0274 MOD/AMD

Name of Offeror or Contractor:

transport and the applicable performance packaging contained in the following documents: --International Air Transport Association (IATA) Dangerous Goods Regulations --International Maritime Dangerous Goods Code (IMDG) --Code of Federal Regulations (CFR) Title 29, Title 40 and Title 49 --Joint Service Regulation AFJMAN24-204/TM38-250/NAVSUPPUB 505/MCO

P4030.19/DLAM 4145.3 (for military air shipments).

F.3. If the shipment originates from outside the continental United States, the shipment shall be prepared in accordance with the United Nations Recommendations on the Transport of Dangerous Goods in a manner acceptable to the Competent Authority of the nation of origin and in accordance with regulations of all applicable carriers.

F.4. When applicable, a Product Material Safety Data Sheets (MSDS) is required to be included with every unit pack and intermediate container and shall be included with the packing list inside the sealed pouch attached to the outside of the package.

G. SUPPLEMENTAL INSTRUCTIONS: -NA-

(DS6419)
(End of Clause)

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SECTION E - INSPECTION AND ACCEPTANCE

This document incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at these addresses:

http://farsite.hill.af.mil/VFFARA.HTM or http://farsite.hill.af.mil/VFDFARA.HTM or http://farsite.hill.af.mil/VFAFARa.HTM

If the clause requires additional or unique information, then that information is provided immediately after the clause title.

	Re_g_u_l_a_t_o_r__ C_i_t_e	T_i_t_l_e_	D_a_t_e_
E-1	52.246-2	INSPECTION OF SUPPLIES--FIXED-PRICE	AUG/1996
E-2	52.246-16	RESPONSIBILITY FOR SUPPLIES	APR/1984

E-3	52.246-11	HIGHER-LEVEL CONTRACT QUALITY REQUIREMENT	FEB/1999

The Contractor shall comply with the higher-level quality standard selected below.

Title		Number	Date

Quality Management Systems-Requirements ISO 9001:2000 13 Dec 00
Tailored by excluding paragraphs 7.3, 7.4, 7.5.1, and 7.5.2

(End of Clause)

E-4	52.209-4512	FIRST ARTICLE TEST (CONTRACTOR TESTING)		MAR/2008
TACOM LCMC
(RI)

a. The first article shall be examined and tested in accordance with contract requirements, the item specification(s), Quality Assurance Provisions (QAPs) and all drawings listed in the Technical Data Package.

b. The first article shall be representative of items to be manufactured using the same processes and procedures and at the same facility as contract production. All parts and materials, including packaging and packing, shall be obtained from the same source of supply as will be used during regular production. All components, subassemblies, and assemblies in the first article sample shall have been produced by the Contractor (including subcontractors) using the technical data package applicable to this procurement.

c. The first article shall be inspected and tested by the contractor for all requirements of the drawing(s), the QAPs, and specification(s) referenced thereon, except for:

     (1) Inspections and tests contained in material specifications provided that the required inspection and tests have been performed previously and certificates of conformance are submitted with the First Article Test Report.

     (2) Inspections and tests for Military Standard (MS) components and parts provided that inspection and tests have been performed previously and certifications for the components and parts are submitted with the First Article Test Report.

     (3) Corrosion resistance tests over 10 days in length provided that a test specimen or sample representing the same process has successfully passed the same test within 30 days prior to processing the first article, and results of the tests are submitted with the First Article Test Report.

     (4) Life cycle tests over 10 days in length provided that the same or similar items manufactured using the same processes have successfully passed the same test within 1 year prior to processing the first article and results of the tests are submitted with the First Article Test Report.

     (5) Onetime qualification tests, which are defined as a one-time on the drawing(s), provided that the same or similar item manufactured using the same processes has successfully passed the tests, and results of the test are on file at the contractor's facility and certifications are submitted with the First Article Test Report.

d. Those inspections which are of a destructive nature shall be performed upon additional sample parts selected from the same lot(s) or batch(es) from which the first article was selected.

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e. A First Article Test Report shall be compiled by the contractor documenting the results of all inspections and tests (including supplier's and vendor's inspection records and certifications, when applicable). The First Article Test Report shall include actual inspection and test results to include all measurements, recorded test data, and certifications (if applicable) keyed to each drawing, specification and QAP requirement and identified by each individual QAP characteristic, drawing/specification characteristic and unlisted characteristic. Evidence of the QAR's verification will be provided. One copy of the First Article Test Report will be copy furnished to AMSRD-AAR-QEP-A, and to the Administrative Contracting Officer.

f. Notwithstanding the provisions for waiver of first article, an additional first article sample or portion thereof, may be ordered by the Contracting Officer in writing when (i) a major change is made to the technical data, (ii) whenever there is a lapse in production for a period in excess of 90 days, or (iii) whenever a change occurs in place of performance, manufacturing process, material used, drawing, specification or source of supply. When conditions (i), (ii), or (iii) above occurs, the Contractor shall notify the Contracting Officer so that a determination can be made concerning the need for the additional first article sample or portion thereof, and instructions provided concerning the submission, inspection, and notification of results. Costs of the additional first article testing resulting from any of the causes listed herein that were instituted by the contractor and not due to changes directed by the Government shall be borne by the Contractor.

(ES6016)		(End of Clause)

E-5	52.246-4533	SURFACE QUALITY STANDARDS	MAR/2001
TACOM LCMC
(RI)

a. Surface quality standards for optical elements (Scratch and Dig) per MIL-PRF-13830B, are required to perform acceptance inspection under this contract and are available as listed in appendix 1 of this contract. The standards will be furnished to the Contractor on a loan basis for use on this contract. The standards shall not be used on other contracts unless written authorization is received from the Contracting Officer. The Administering Contracting Officer (ACO) designated by the agency administering the contract, or the Contracting Officer (CO) if an ACO was not assigned shall submit the Contractor's request for equipment to Commander, ARDEC, ATTN: AMSRD-AAR-QEW, Picatinny Arsenal, NJ 07806-5000. Shipping costs shall be borne by the shipper.

b. The contractor shall hereby indicate the facility to which this Government Furnished Property should be shipped:

c. Upon receipt, the Contractor should retain shipping containers for return of the standards. All costs of packing, packaging, shipping, and insurance shall be borne by the Contractor.

d. The Contractor shall be responsible for shipping the surface quality standards to the Government for certification at 12 month intervals. Notification and shipping instructions shall be provided to the Contractor by Same as above. The notification shall include the standard's serial number and will be sent 30 days prior to the actual due date for certification.

e. Within 30 calendar days after completion of delivery of all items on this contract requiring scratch and digs, the Contractor shall assure that the Government owned standards referenced in paragraph a above are in the same condition as when received. Upon verification by a Government representative that the standards are undamaged. the Contractor shall prepare the standards for delivery in accordance with best commercial practices. The Contractor shall ship the standards with a DD Form 1149 to Same as above.

(ES6018)		(End of Clause)

E-6	52.246-4532	DESTRUCTIVE TESTING	MAY/1994
TACOM LCMC RI

a. All costs for destructive testing by the Contractor and items destroyed by the Government are considered as being included in the contract unit price.

b. Where destructive testing of items or components thereof is required by contract or specification, the number of items or components required to be destructively tested, whether destructively tested or not, shall be in addition to the quantity to be delivered to the

	Reference No. of Document Being Continued		Page 20 of 43
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Name of Offeror or Contractor:

Government as set forth in the Contract Schedule.

c. All pieces of the complete First Article shall be considered as destructively tested items unless specifically exempted by other provisions of this contract.

d. The Contractor shall not reuse any components from items used in a destructive test during First Article, lot acceptance or inprocess testing, unless specifically authorized by the Contracting Officer.

e. The Government reserves the right to take title to all or any items or components described above. The Government may take title to all or any items or components upon notice to the Contractor. The items or components of items to which the Government takes title shall be shipped in accordance with the Contracting Officer's instructions. Those items and components to which the Government does not obtain title shall be rendered inoperable and disposed of as scrap by the Contractor.

(ES7011)
(End of Clause)

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Name of Offeror or Contractor:

SECTION F - DELIVERIES OR PERFORMANCE

This document incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at these addresses:

http://farsite.hill.af.mil/VFFARA.HTM or http://farsite.hill.af.mil/VFDFARA.HTM or http://farsite.hill.af.mil/VFAFARa.HTM

If the clause requires additional or unique information, then that information is provided immediately after the clause title.

	Re_g_u_l_a_t_o_r__ C_i_t_e	T_i_t_l_e_	D_a_t_e_
F-1	52.242-17	GOVERNMENT DELAY OF WORK	APR/1984
F-2	52.247-34	F.O.B. DESTINATION	NOV/1991
F-3	52.247-35	F.O.B. DESTINATION, WITHIN CONSIGNEES' PREMISES	APR/1984
F-4	52.247-38	F.O.B. INLAND CARRIER, POINT OF EXPORTATION	FEB/2006

F-5	52.247-4531	COGNIZANT TRANSPORTATION OFFICER	MAY/1993
TACOM LCMC
(RI)

(a) The Contract Administration Office designated at the time of contract award, or the office servicing the point of shipment if subsequently designated by the original office, will be the contact point to which the contractor will:

     (1) Submit, as necessary, DD Form 1659, Application for U.S. Government Bill(s) of Lading/Export Traffic Release, in triplicate at least ten days prior to date supplies will be available for shipment;

(2)	Obtain shipping instructions as necessary for F.O.B. Destination delivery; and

(3)	Furnish necessary information for MILSTRIP/MILSTAMP or other shipment documentation and movement control, including air and water terminal clearances.

     (4) For FMS, at least 10 days in advance of actual shipping date, the contractor should request verification of "Ship to" and "Notification" address from the appropriate DCMA.

(b)	The Contract Administration Office will provide to the contractor data necessary for shipment marking and freight routing.

(c)	The contractor shall not ship directly to a Military air or waterport terminal without authorization by the designated point of contact.
(FS7240)	(End of Clause)

		Reference No. of Document Being Continued		Page 22 of 43
CONTINUATION SHEET
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Name of Offeror or Contractor:

SECTION H - SPECIAL CONTRACT REQUIREMENTS

	Re_g_u_l_a_t_o_r__ C_i_t_e	T_i_t_l_e_		D_a_t_e_

H-1	52.247-4545	PLACE OF CONTRACT SHIPPING POINT, RAIL INFORMATION		MAY/1993
TACOM LCMC
(RI)

The bidder/offeror is to fill in the 'Shipped From' address, if different from 'Place of Performance' indicated elsewhere in this section.

Shipped From:

For contracts involving F.O.B. Origin shipments furnish the following rail information:

Does Shipping Point have a private railroad siding? YES NO

If YES, give name of rail carrier serving it:

If NO, give name and address of nearest rail freight station and carrier serving it:

Rail Freight Station Name and Address:

Serving Carrier:
(HS7600)	(End of Clause)

	Reference No. of Document Being Continued		Page 23 of 43
CONTINUATION SHEET
	PIIN/SIIN W52H09-08-R-0274	MOD/AMD

Name of Offeror or Contractor:

SECTION I - CONTRACT CLAUSES

This document incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at these addresses:

http://farsite.hill.af.mil/VFFARA.HTM or http://farsite.hill.af.mil/VFDFARA.HTM or http://farsite.hill.af.mil/VFAFARa.HTM

If the clause requires additional or unique information, then that information is provided immediately after the clause title.

	Re_g_u_l_a_t_o_r__ C_i_t_e	T_i_t_l_e_	D_a_t_e_
I-1	52.202-1	DEFINITIONS	JUL/2004
I-2	52.203-3	GRATUITIES	APR/1984
I-3	52.203-5	COVENANT AGAINST CONTINGENT FEES	APR/1984
I-4	52.203-6	RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT	SEP/2006
I-5	52.203-7	ANTI-KICKBACK PROCEDURES	JUL/1995
I-6	52.203-8	CANCELLATION, RECISSION, AND RECOVERY OF FUNDS FOR ILLEGAL OR	JAN/1997
IMPROPER ACTIVITY
I-7	52.203-10	PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY	JAN/1997
I-8	52.203-12	LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS	SEP/2007
I-9	52.204-4	PRINTED OR COPIED DOUBLE-SIDED ON RECYCLED PAPER	AUG/2000
I-10	52.204-7	CENTRAL CONTRACTOR REGISTRATION	APR/2008
I-11	52.209-6	PROTECTING THE GOVERNMENT'S INTEREST WHEN SUBCONTRACTING WITH	SEP/2006
CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT
I-12	52.211-5	MATERIAL REQUIREMENTS	AUG/2000
I-13	52.211-15	DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS	APR/2008
I-14	52.215-2	AUDIT AND RECORDS--NEGOTIATIONS	JUN/1999
I-15	52.215-10	PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA	OCT/1997
I-16	52.215-14	INTEGRITY OF UNIT PRICES	OCT/1997
I-17	52.215-15	PENSION ADJUSTMENTS AND ASSET REVERSIONS	OCT/2004
I-18	52.215-18	REVERSION OR ADJUSTMENT OF PLANS FOR POSTRETIREMENT BENEFITS (PRB)	JUL/2005
OTHER THAN PENSIONS
I-19	52.219-8	UTILIZATION OF SMALL BUSINESS CONCERNS	MAY/2004
I-20	52.219-9	SMALL BUSINESS SUBCONTRACTING PLAN (DEVIATION 2008-O0004)	APR/2008
I-21	52.219-16	LIQUIDATED DAMAGES--SUBCONTRACTING PLAN	JAN/1999
I-22	52.219-25	SMALL DISADVANTAGED BUSINESS PARTICIPATION PROGRAM--DISADVANTAGED	APR/2008
STATUS AND REPORTING
I-23	52.222-19	CHILD LABOR--COOPERATION WITH AUTHORITIES AND REMEDIES	FEB/2008
I-24	52.222-20	WALSH-HEALEY PUBLIC CONTRACTS ACT	DEC/1996
I-25	52.222-21	PROHIBITION OF SEGREGATED FACILITIES	FEB/1999
I-26	52.222-26	EQUAL OPPORTUNITY	MAR/2007
I-27	52.222-35	EQUAL OPPORTUNITY FOR SPECIAL DISABLED VETERANS, VETERANS OF THE	SEP/2006
VIETNAM ERA, AND OTHER ELIGIBLE VETERANS
I-28	52.222-36	AFFIRMATIVE ACTION FOR WORKERS WITH DISABILITIES	JUN/1998
I-29	52.222-37	EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS, VETERANS OF THE	SEP/2006
VIETNAM ERA, AND OTHER ELIGIBLE VETERANS
I-30	52.222-50	COMBATING TRAFFICKING IN PERSONS	AUG/2007
I-31	52.223-6	DRUG-FREE WORKPLACE	MAY/2001
I-32	52.223-14	TOXIC CHEMICAL RELEASE REPORTING	AUG/2003
I-33	52.225-13	RESTRICTIONS ON CERTAIN FOREIGN PURCHASES	JUN/2008
I-34	52.227-1	AUTHORIZATION AND CONSENT	DEC/2007
I-35	52.227-2	NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT	DEC/2007
I-36	52.229-3	FEDERAL, STATE, AND LOCAL TAXES	APR/2003
I-37	52.230-2	COST ACCOUNTING STANDARDS	APR/1998
I-38	52.230-3	DISCLOSURE AND CONSISTENCY OF COST ACCOUNTING PRACTICES	APR/1998
I-39	52.230-6	ADMINISTRATION OF COST ACCOUNTING STANDARDS	MAR/2008
I-40	52.232-1	PAYMENTS	APR/1984
I-41	52.232-8	DISCOUNTS FOR PROMPT PAYMENT	FEB/2002
I-42	52.232-11	EXTRAS	APR/1984
I-43	52.232-17	INTEREST	JUN/1996
I-44	52.232-23	ASSIGNMENT OF CLAIMS - ALTERNATE I	APR/1984
I-45	52.232-25	PROMPT PAYMENT	OCT/2003
I-46	52.232-33	PAYMENT BY ELECTRONIC FUNDS TRANSFER--CENTRAL CONTRACTOR REGISTRATION	OCT/2003

		Reference No. of Document Being Continued		Page 24 of 43
CONTINUATION SHEET
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Name of Offeror or Contractor:

	Re_g_u_l_a_t_o_r__ C_i_t_e	T_i_t_l_e_		D_a_t_e_

I-47	52.233-1	DISPUTES		JUL/2002
I-48	52.233-3	PROTEST AFTER AWARD		AUG/1996
I-49	52.233-4	APPLICABLE LAW FOR BREACH OF CONTRACT CLAIM		OCT/2004
I-50	52.242-13	BANKRUPTCY		JUL/1995
I-51	52.243-1	CHANGES--FIXED PRICE		AUG/1987
I-52	52.244-6	SUBCONTRACTS FOR COMMERCIAL ITEMS		MAR/2007
I-53	52.246-23	LIMITATION OF LIABILITY		FEB/1997
I-54	52.247-63	PREFERENCE FOR U.S.-FLAG AIR CARRIERS		JUN/2003
I-55	52.248-1	VALUE ENGINEERING		FEB/2000
I-56	52.249-2	TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (FIXED-PRICE)		MAY/2004
I-57	52.249-8	DEFAULT (FIXED-PRICE SUPPLY AND SERVICE)		APR/1984
I-58	52.253-1	COMPUTER GENERATED FORMS		JAN/1991
I-59	252.203-7001	PROHIBITION ON PERSONS CONVICTED OF FRAUD OR OTHER DEFENSE-CONTRACT-		DEC/2004
RELATED FELONIES
I-60	252.204-7000	DISCLOSURE OF INFORMATION		DEC/1991
I-61	252.204-7003	CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT		APR/1992
I-62	252.204-7004	ALTERNATE A, CENTRAL CONTRACTOR REGISTRATION (52.204-7)		SEP/2007
I-63	252.205-7000	PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT HOLDERS		DEC/1991
I-64	252.209-7004	SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR CONTROLLED BY THE		DEC/2006
GOVERNMENT OF A TERRORIST COUNTRY
I-65	252.215-7002	COST ESTIMATING SYSTEM REQUIREMENTS		DEC/2006
I-66	252.219-7003	SMALL BUSINESS SUBCONTRACTING PLAN (DOD CONTRACTS)		APR/2007
I-67	252.225-7004	REPORT OF INTENDED PERFORMANCE OUTSIDE THE UNITED STATES AND CANADA--		MAY/2007
SUBMISSION AFTER AWARD
I-68	252.225-7006	QUARTERLY REPORTING OF ACTUAL CONTRACT PERFORMANCE OUTSIDE THE UNITED		MAY/2007
STATES
I-69	252.225-7012	PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES		MAR/2008
I-70	252.225-7013	DUTY-FREE ENTRY		OCT/2006
I-71	252.225-7016	RESTRICTION ON ACQUISITION OF BALL AND ROLLER BEARINGS		MAR/2006
I-72	252.226-7001	UTILIZATION OF INDIAN ORGANIZATIONS, INDIAN-OWNED ECONOMIC		SEP/2004
ENTERPRISES, AND NATIVE HAWAIIAN SMALL BUSINESS CONCERNS
I-73	252.227-7013	RIGHTS IN TECHNICAL DATA--NONCOMMERCIAL ITEMS		NOV/1995
I-74	252.227-7014	RIGHTS IN NONCOMMERCIAL COMPUTER SOFTWARE AND NONCOMMERCIAL COMPUTER		JUN/1995
SOFTWARE DOCUMENTATION
I-75	252.227-7015	TECHNICAL DATA--COMMERCIAL ITEMS		NOV/1995
I-76	252.227-7016	RIGHTS IN BID OR PROPOSAL INFORMATION		JUN/1995
I-77	252.227-7019	VALIDATION OF ASSERTED RESTRICTIONS--COMPUTER SOFTWARE		JUN/1995
I-78	252.227-7025	LIMITATIONS ON THE USE OR DISCLOSURE OF GOVERNMENT-FURNISHED		JUN/1995
INFORMATION MARKED WITH RESTRICTIVE LEGENDS
I-79	252.227-7027	DEFERRED ORDERING OF TECHNICAL DATA OR COMPUTER SOFTWARE		APR/1988
I-80	252.227-7030	TECHNICAL DATA--WITHHOLDING OF PAYMENT		MAR/2000
I-81	252.227-7037	VALIDATION OF RESTRICTIVE MARKINGS ON TECHNICAL DATA		SEP/1999
I-82	252.231-7000	SUPPLEMENTAL COST PRINCIPLES		DEC/1991
I-83	252.232-7003	ELECTRONIC SUBMISSION OF PAYMENT REQUESTS AND RECEIVING REPORTS		MAR/2008
I-84	252.232-7010	LEVIES ON CONTRACT PAYMENTS		DEC/2006
I-85	252.243-7001	PRICING OF CONTRACT MODIFICATIONS		DEC/1991
I-86	252.243-7002	REQUESTS FOR EQUITABLE ADJUSTMENT		MAR/1998
I-87	252.246-7000	MATERIAL INSPECTION AND RECEIVING REPORT		MAR/2008
I-88	252.247-7023	TRANSPORTATION OF SUPPLIES BY SEA		MAY/2002

I-89	52.209-3	FIRST ARTICLE APPROVAL -- CONTRACTOR TESTING - ALTERNATES I AND II		JAN/1997

(a) The Contractor shall test 6 each unit(s) of Lot/Item as shown in schedule B as specified in this contract. At least 15 calendar days before the beginning of first article tests, the Contractor shall notify the Contracting Officer, in writing, of the time and location of the testing so that the Government may witness the tests.

(b) The Contractor shall submit the first article test report within (see schedule B) calendar days from the date of this contract to -5-marked First Article Test Report: Contract No. , Lot/Item No. Within 30 calendar days after the Government receives the test report, the Contracting Officer shall notify the Contractor, in writing, of the conditional approval, approval, or disapproval of the first article. The notice of conditional approval or approval shall not relieve the Contractor from complying with all requirements of the specifications and all other terms and conditions of this contract. A notice of conditional approval shall state any further action required of the Contractor. A notice of disapproval shall cite reasons for the disapproval.

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Name of Offeror or Contractor:

(c) If the first article is disapproved, the Contractor, upon Government request, shall repeat any or all first article tests. After each request for additional tests, the Contractor shall make any necessary changes, modifications, or repairs to the first article or select another first article for testing. All costs related to these tests are to be borne by the Contractor, including any and all costs for additional tests following a disapproval. The Contractor shall then conduct the tests and deliver another report to the Government under the terms and conditions and within the time specified by the Government. The Government shall take action on this report within the time specified in paragraph (b) above. The Government reserves the right to require an equitable adjustment of the contract price for any extension of the delivery schedule, or for any additional costs to the Government related to these tests.

(d) If the Contractor fails to deliver any first article report on time, or the Contracting Officer disapproves any first article, the Contractor shall be deemed to have failed to make delivery within the meaning of the Default clause of this contract.

(e) Unless otherwise provided in the contract, and if the approved first article is not consumed or destroyed in testing, the Contractor may deliver the approved first article as part of the contract quantity if it meets all contract requirements for acceptance.

(f) If the Government does not act within the time specified in paragraph (b) or (c) above, the Contracting Officer shall, upon timely written request from the Contractor, equitably adjust under the changes clause of this contract the delivery or performance dates and/or the contract price, and any other contractual term affected by the delay.

(g) Before first article approval, the Contracting Officer may, by written authorization, authorize the Contractor to acquire specific materials or components or to commence production to the extent essential to meet the delivery schedules. Until first article approval is granted, only costs for the first article and costs incurred under this authorization are allocable to this contract for

(1)	progress payments, or

(2)	termination settlements if the contract is terminated for the convenience of the Government. If first article tests reveal deviations from contract requirements, the Contractor shall, at the location designated by the Government, make the required changes or replace all items produced under this contract at no change in the contract price.

(h) The Government may waive the requirement for first article approval test where supplies identical or similar to those called for in the schedule have been previously furnished by the offeror/contractor and have been accepted by the Government. The offeror/contractor may request a waiver.

(i) The Contractor shall produce both the first article and the production quantity at the same facility.

(End of Clause)
I-90	52.232-16	PROGRESS PAYMENTS	APR/2003

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Name of Offeror or Contractor:

(4)	The Contractor shall not include the following in total costs for progress payment purposes in paragraph (a)(1) of this clause: (i) Costs that are not reasonable, allocable to this contract, and consistent with sound and generally accepted accounting principles and practices.
(ii)	Costs incurred by subcontractors or suppliers.

(iii)	Costs ordinarily capitalized and subject to depreciation or amortization except for the properly depreciated or amortized portion of such costs.
(iv)	Payments made or amounts payable to the subcontractors or suppliers, except for--

	(A)	completed work, including partial deliveries, to which the Contractor has acquired title; and

	(B)	Work under cost-reimbursement or time-and-material subcontracts to which the Contractor has acquired title.

     (5) The amount of unliquidated progress payments may exceed neither (i) the progress payments made against incomplete work (including allowable unliquidated progress payments to subcontractors) nor (ii) the value, for progress payment purposes, of the incomplete work. Incomplete work shall be considered to be the supplies and services required by this contract, for which delivery and invoicing by the Contractor and acceptance by the Government are incomplete.

(6)	The total amount of progress payments shall not exceed 80 percent of the total contract price.

(7)	If a progress payment or the unliquidated progress payments exceed the amounts permitted by subparagraphs (a)(4) or (a)(5) above,

the Contractor shall repay the amount of such excess to the Government on demand.

     (8) Notwithstanding any other terms of the contract, the Contractor agrees not to request progress payments in dollar amounts of less than $2,500. The Contracting Officer may make exceptions.

(b) Liquidation. Except as provided in the Termination for Convenience of the Government clause, all progress payments shall be liquidated by deducting from any payment under this contract, other than advance or progress payments, the unliquidated progress payments, or 80 percent of the amount invoiced, whichever is less. The Contractor shall repay to the Government any amounts required by a retroactive price reduction, after computing liquidations and payments on past invoices at the reduced prices and adjusting the unliquidated progress payments accordingly. The Government reserves the right to unilaterally change from the ordinary liquidation rate to an alternate rate when deemed appropriate for proper contract financing.

(c) Reduction or suspension. The Contracting Officer may reduce or suspend progress payments, increase the rate of liquidation, or take a combination of these actions, after finding on substantial evidence any of the following conditions:

(1)	The Contractor failed to comply with any material requirement of this contract (which includes paragraphs (f) and (g) below).

(2)	Performance of this contract is endangered by the Contractors --

(i) Failure to make progress; or

(ii) Unsatisfactory financial condition.

(3)	Inventory allocated to this contract substantially exceeds reasonable requirements.

(4)	The Contractor is delinquent in payment of the costs of performing this contract in the ordinary course of business.

(5)	The unliquidated progress payments exceed the fair value of the work accomplished on the undelivered portion of this contract.

(6)	The Contractor is realizing less profit than that reflected in the establishment of any alternate liquidation rate in paragraph

(b)	above, and that rate is less than the progress payment rate stated in subparagraph (a)(1) above.

(d)	Title.

(1) Title to the property described in this paragraph (d) shall vest in the Government. Vestiture shall be immediately upon the date of this contract, for property acquired or produced before that date. Otherwise, vestiture shall occur when the property is or should have been allocable or properly chargeable to this contract.

     (2) Property, as used in this clause, includes all of the below-described items acquired or produced by the Contractor that are or should be allocable or properly chargeable to this contract under sound and generally accepted accounting principles and practices.

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Name of Offeror or Contractor:

(i)	Parts, materials, inventories, and work in process;

(ii)	Special tooling and special test equipment to which the Government is to acquire title under any other clause of this contract;

(iii)	Nondurable (i.e., noncapital) tools, jigs, dies, fixtures, molds, patterns, taps, gauges, test equipment, and other similar manufacturing aids, title to which would not be obtained as special tooling under subparagraph (ii) above; and

     (iv) Drawings and technical data, to the extent the Contractor or subcontractors are required to deliver them to the Government by other clauses of this contract.

     (3) Although title to property is in the Government under this clause, other applicable clauses of this contract; e.g., the termination or special tooling clauses, shall determine the handling and disposition of the property.

     (4) The Contractor may sell any scrap resulting from production under this contract without requesting the Contracting Officers approval, but the proceeds shall be credited against the costs of performance.

     (5) To acquire for its own use or dispose of property to which title is vested in the Government under this clause, the Contractor must obtain the Contracting Officers advance approval of the action and the terms. The Contractor shall

(i)	exclude the allocable costs of the property from the costs of contract performance, and

(ii)	repay to the Government any amount of unliquidated progress payments allocable to the property. Repayment may be by cash or credit memorandum.

     (6) When the Contractor completes all of the obligations under this contract, including liquidation of all progress payments, title shall vest in the Contractor for all property (or the proceeds thereof) not --

(i)	Delivered to, and accepted by, the Government under this contract; or

(ii)	Incorporated in supplies delivered to, and accepted by, the Government under this contract and to which title is vested in the

Government under this clause.

     (7) The terms of this contract concerning liability for Government-furnished property shall not apply to property to which the Government acquired title solely under this clause.

(e) Risk of loss. Before delivery to and acceptance by the Government, the Contractor shall bear the risk of loss for property, the title to which vests in the Government under this clause, except to the extent the Government expressly assumes the risk. The Contractor shall repay the Government an amount equal to the unliquidated progress payments that are based on costs allocable to property that is damaged, lost, stolen, or destroyed.

(f) Control of costs and property. The Contractor shall maintain an accounting system and controls adequate for the proper administration of this clause.

(g) Reports and access to records. The Contractor shall promptly furnish reports, certificates, financial statements, and other pertinent information reasonably requested by the Contracting Officer for the administration of this clause. Also, the Contractor shall give the Government reasonable opportunity to examine and verify the Contractors books, records, and accounts.

(h)	Special terms regarding default. If this contract is terminated under the Default clause,

	(i)	the Contractor shall, on demand, repay to the Government the amount of unliquidated progress payments and

	(ii)	title shall vest in the Contractor, on full liquidation of progress payments, for all property for which the Government elects not to require delivery under the Default clause. The Government shall be liable for no payment except as provided by the Default clause.

(i)	Reservations of rights.

	(1)	No payment or vesting of title under this clause shall --

		(i)	Excuse the Contractor from performance of obligations under this contract; or

		(ii)	Constitute a waiver of any of the rights or remedies of the parties under the contract.

	(2)	The Governments rights and remedies under this clause --

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Name of Offeror or Contractor:

(i)	Shall not be exclusive but rather shall be in addition to any other rights and remedies provided by law or this contract; and

(ii)	Shall not be affected by delayed, partial, or omitted exercise of any right, remedy, power, or privilege, nor shall such exercise or any single exercise preclude or impair any further exercise under this clause or the exercise of any other right, power, or privilege of the Government.

(j) Financing payments to subcontractors. The financing payments to subcontractors mentioned in paragraphs (a)(1) and (a)(2) of this clause shall be all financing payments to subcontractors or divisions, if the following conditions are met:

(1)	The amounts included are limited to --

	(i)	The unliquidated remainder of financing payments made; plus

	(ii)	Any unpaid subcontractor requests for financing payments.

(2)	The subcontract or interdivisional order is expected to involve a minimum of approximately 6 months between the beginning of work and the first delivery, or, if the subcontractor is a small business concern, 4 months.

     (3) If the financing payments are in the form or progress payments, the terms of the subcontract or interdivisional order concerning progress payments --

     (i) Are substantially similar to the terms of the clause for any subcontractor that is a large business concern, or that clause with its Alternate I for any subcontractor that is a small business concern;

(ii)	Are at least as favorable to the Government as the terms of this clause;

(iii)	Are not more favorable to the subcontractor or division than the terms of this clause are to the Contractor;

(iv)	Are in conformance with the requirements of FAR 32.504(e); and

(v)	Subordinate all subcontractor rights concerning property to which the Government has title under the subcontract to the

Governments right to require delivery of the property to the Government if --

(A)	The Contractor defaults; or

(B)	The subcontractor becomes bankrupt or insolvent.

     (4) If the financing payments are in the form of performance-based payments, the terms of the subcontract or interdivisional order concerning payments--

     (i) Are substantially similar to the Performance-Based Payments clause at FAR 52.232 -32 and meet the criteria for, and definition of, performance-based payments in FAR Part 32;

(ii)	Are in conformance with the requirements of FAR 32.504(f); and

(iii)	Subordinate all subcontractor rights concerning property to which the Government has title under the subcontract to the

Governments right to require delivery of the property to the Government if--

(A)	The Contractor defaults; or

(B)	The subcontractor becomes bankrupt or insolvent.

     (5) If the financing payments are in the form of commercial item financing payments, the terms of the subcontract or interdivisional order concerning payments

     (i) Are constructed in accordance with FAR 32.206(c) and included in a subcontract for a commercial item purchase that meets the definition and standards for acquisition of commercial items in FAR Part 2 and 12;

(ii)	Are in conformance with the requirements of FAR 32.504(g); and

(iii)	Subordinate all subcontractor rights concerning property to which the Government has title under the subcontract to the

Governments right to require delivery of the property to the Government if--

(A)	The Contractor defaults; or

(B)	The subcontractor becomes bankrupt or insolvent.

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Name of Offeror or Contractor:

     (6) If financing is in the form of progress payments, the progress payment rate in the subcontract is the customary rate used by the contracting agency, depending on whether the subcontractor is or is not a small business concern.

     (7) Concerning any proceeds received by the Government for property to which title has vested in the Government under the subcontract terms, the parties agree that the proceeds shall be applied to reducing any unliquidated financing payments by the Government to the Contractor under this contract.

     (8) If no unliquidated financing payments to the Contractor remain, but there are unliquidated financing payments that the Contractor has made to any subcontractor, the Contractor shall be subrogated to all the rights the Government obtained through the terms required by this clause to be in any subcontract, as if all such rights had been assigned and transferred to the Contractor.

     (9) To facilitate small business participation in subcontracting under this contract, the Contractor shall provide financing payments to small business concerns, in conformity with the standards for customary contract financing payments stated in Subpart 32.113. The Contractor shall not consider the need for such financing payments as a handicap or adverse factor in the award of subcontracts.

(k) Limitations on undefinitized contract actions. Notwithstanding any other progress payment provisions in this contract, progress payments may not exceed 80 percent of costs incurred on work accomplished under undefinitized contract actions. A contract action is any action resulting in a contract, as defined in Subpart 2.1, including contract modifications for additional supplies or services, but not including contract modifications that are within the scope and under the terms of the contract, such as contract modifications issued pursuant to the Changes clause, or funding and other administrative changes. This limitation shall apply to the costs incurred, as computed in accordance with paragraph (a) of this clause, and shall remain in effect until the contract action is definitized. Costs incurred which are subject to this limitation shall be segregated on Contractor progress payment requests and invoices from those costs eligible for higher progress payment rates. For purposes of progress payment liquidation, as described in paragraph (b) of this clause, progress payments for undefinitized contract actions shall be liquidated at 80 percent of the amount invoiced for work performed under the undefinitized contract action as long as the contract action remains undefinitized. The amount of unliquidated progress payments for undefinitized contract actions shall not exceed 80 percent of the maximum liability of the Government under the undefinitized contract action or such lower limit specified elsewhere in the contract. Separate limits may be specified for separate actions.

(l) Due date. The designated payment office will make progress payments on the -1- day after the designated billing office receives a proper progress payment request. In the event that the Government requires an audit or other review of a specific progress payment request to ensure compliance with the terms and conditions of the contract, the designated payment office is not compelled to make a payment by the specified due date. Progress payments are considered contract financing and are not subject to the interest penalty provisions of the Prompt Payment Act.

(m) Progress payments under indefinitedelivery contracts. The Contractor shall account for and submit progress payment requests under individual orders as if the order constituted a separate contract, unless otherwise specified in this contract.

(End of Clause)
I-91	52.215-19	NOTIFICATION OF OWNERSHIP CHANGES	OCT/1997

(a)	The Contractor shall make the following notifications in writing:

(1) When the Contractor becomes aware that a change in its ownership has occurred, or is certain to occur, that could result in changes in the valuation of its capitalized assets in the accounting records, the Contractor shall notify the Administrative Contracting Officer (ACO) within 30 days.

     (2) The Contractor shall also notify the ACO within 30 days whenever changes to asset valuations or any other cost changes have occurred or are certain to occur as a result of a change in ownership.

(b)	The Contractor shall --

	(1)	Maintain current, accurate, and complete inventory records of assets and their costs;

	(2)	Provide the ACO or designated representative ready access to the records upon request;

	(3)	Ensure that all individual and grouped assets, their capitalized values, accumulated depreciation or amortization, and remaining useful lives are identified accurately before and after each of the Contractors ownership changes; and

     (4) Retain and continue to maintain depreciation and amortization schedules based on the asset records maintained before each Contractor ownership change.

	Reference No. of Document Being Continued		Page 30 of 43
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Name of Offeror or Contractor:

(c) The Contractor shall include the substance of this clause in all subcontracts under this contract that meet the applicability requirement of FAR 15.408(k) .

(End of Clause)
I-92	52.219-28	POST-AWARD SMALL BUSINESS PROGRAM REREPRESENTATION	JUN/2007

(a) Definitions. As used in this clause--

     "Long-term contract" means a contract of more than five years in duration, including options. However, the term does not include contracts that exceed five years in duration because the period of performance has been extended for a cumulative period not to exceed six months under the clause at 52.217 -8, Option to Extend Services, or other appropriate authority.

     "Small business concern" means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria in 13 CFR part 121 and the size standard in paragraph (c) of this clause.

(b) If the Contractor represented that it was a small business concern prior to award of this contract, the Contractor shall rerepresent its size status according to paragraph (e) of this clause or, if applicable, paragraph (g) of this clause, upon the occurrence of any of the following:

     (1) Within 30 days after execution of a novation agreement or within 30 days after modification of the contract to include this clause, if the novation agreement was executed prior to inclusion of this clause in the contract.

     (2) Within 30 days after a merger or acquisition that does not require a novation or within 30 days after modification of the contract to include this clause, if the merger or acquisition occurred prior to inclusion of this clause in the contract. (3) For long-term contracts

(i)	Within 60 to 120 days prior to the end of the fifth year of the contract; and

(ii)	Within 60 to 120 days prior to the exercise date specified in the contract for any option thereafter.

(c) The Contractor shall rerepresent its size status in accordance with the size standard in effect at the time of this rerepresentation that corresponds to the North American Industry Classification System (NAICS) code assigned to this contract. The small business size standard corresponding to this NAICS code can be found at http://www.sba.gov/services/contractingopportunities/sizestandardstopics/ .

(d) The small business size standard for a Contractor providing a product which it does not manufacture itself, for a contract other than a construction or service contract, is 500 employees.

(e) Except as provided in paragraph (g) of this clause, the Contractor shall make the rerepresentation required by paragraph (b) of this clause by validating or updating all its representations in the Online Representations and Certifications Application and its data in the Central Contractor Registration, as necessary, to ensure they reflect current status. The Contractor shall notify the contracting office by e-mail, or otherwise in writing, that the data have been validated or updated, and provide the date of the validation or update.

(f) If the Contractor represented that it was other than a small business concern prior to award of this contract, the Contractor may, but is not required to, take the actions required by paragraphs (e) or (g) of this clause.

(g) If the Contractor does not have representations and certifications in ORCA, or does not have a representation in ORCA for the NAICS code applicable to this contract, the Contractor is required to complete the following rerepresentation and submit it to the contracting office, along with the contract number and the date on which the rerepresentation was completed:

The Contractor represents that it [ ] is, [ ] is not a small business concern under NAICS Code		assigned to contract
number	. [Contractor to sign and date and insert authorized signer's name and title].

(End of clause)

		Reference No. of Document Being Continued		Page 31 of 43
CONTINUATION SHEET
		PIIN/SIIN W52H09-08-R-0274	MOD/AMD

Name of Offeror or Contractor:

I-93	52.222-39	NOTIFICATION OF EMPLOYEE RIGHTS CONCERNING PAYMENT OF UNION DUES OR		DEC/2004
FEES

(a) Definition. As used in this clause--

United States means the 50 States, the District of Columbia, Puerto Rico, the Northern Mariana Islands, American Samoa, Guam, the U.S. Virgin Islands, and Wake Island.

(b) Except as provided in paragraph (e) of this clause, during the term of this contract, the Contractor shall post a notice, in the form of a poster, informing employees of their rights concerning union membership and payment of union dues and fees, in conspicuous places in and about all its plants and offices, including all places where notices to employees are customarily posted. The notice shall include the following information (except that the information pertaining to National Labor Relations Board shall not be included in notices posted in the plants or offices of carriers subject to the Railway Labor Act, as amended (45 U.S.C. 151-188)).

Notice to Employees

Under Federal law, employees cannot be required to join a union or maintain membership in a union in order to retain their jobs. Under certain conditions, the law permits a union and an employer to enter into a union-security agreement requiring employees to pay uniform periodic dues and initiation fees. However, employees who are not union members can object to the use of their payments for certain purposes and can only be required to pay their share of union costs relating to collective bargaining, contract administration, and grievance adjustment.

If you do not want to pay that portion of dues or fees used to support activities not related to collective bargaining, contract administration, or grievance adjustment, you are entitled to an appropriate reduction in your payment. If you believe that you have been required to pay dues or fees used in part to support activities not related to collective bargaining, contract administration, or grievance adjustment, you may be entitled to a refund and to an appropriate reduction in future payments.

For further information concerning your rights, you may wish to contact the National Labor Relations Board (NLRB) either at one of its Regional offices or at the following address or toll free number:

National Labor Relations Board Division of Information 1099 14th Street, N.W. Washington, DC 20570 1-866-667-6572 1-866-316-6572 (TTY)

To locate the nearest NLRB office, see NLRB's website at http://www.nlrb.gov

(c) The Contractor shall comply with all provisions of Executive Order 13201 of February 17, 2001, and related implementing regulations at 29 CFR Part 470, and orders of the Secretary of Labor.

(d) In the event that the Contractor does not comply with any of the requirements set forth in paragraphs (b), (c), or (g), the Secretary may direct that this contract be cancelled, terminated, or suspended in whole or in part, and declare the Contractor ineligible for further Government contracts in accordance with procedures at 29 CFR part 470, Subpart B--Compliance Evaluations, Complaint Investigations and Enforcement Procedures. Such other sanctions or remedies may be imposed as are provided by 29 CFR Part 470, which implements Executive Order 13201, or as are otherwise provided by law.

(e)	The requirement to post the employee notice in paragraph (b) does not apply to--

	(1)	Contractors and subcontractors that employ fewer than 15 persons;

	(2)	Contractor establishments or construction work sites where no union has been formally recognized by the Contractor or certified as the exclusive bargaining representative of the Contractor's employees;

     (3) Contractor establishments or construction work sites located in a jurisdiction named in the definition of the United States in which the law of that jurisdiction forbids enforcement of union-security agreements;

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Name of Offeror or Contractor:

     (4) Contractor facilities where upon the written request of the Contractor, the Department of Labor Deputy Assistant Secretary for Labor-Management Programs has waived the posting requirements with respect to any of the Contractor's facilities if the Deputy Assistant Secretary finds that the Contractor has demonstrated that--

     (i) The facility is in all respects separate and distinct from activities of the Contractor related to the performance of a contract; and

(ii) Such a waiver will not interfere with or impede the effectuation of the Executive order; or

(5) Work outside the United States that does not involve the recruitment or employment of workers within the United States.

(f) The Department of Labor publishes the official employee notice in two variations; one for contractors covered by the Railway Labor Act and a second for all other contractors. The Contractor shall--

     (1) Obtain the required employee notice poster from the Division of Interpretations and Standards, Office of Labor-Management Standards, U.S. Department of Labor, 200 Constitution Avenue, NW, Room N-5605, Washington, DC 20210, or from any field office of the Department's Office of Labor-Management Standards or Office of Federal Contract Compliance Programs;

(2)	Download a copy of the poster from the Office of Labor-Management Standards website at http://www.olms.dol.gov; or

(3)	Reproduce and use exact duplicate copies of the Department of Labor's official poster.

(g) The Contractor shall include the substance of this clause in every subcontract or purchase order that exceeds the simplified acquisition threshold, entered into in connection with this contract, unless exempted by the Department of Labor Deputy Assistant Secretary for Labor-Management Programs on account of special circumstances in the national interest under authority of 29 CFR 470.3(c) . For indefinite quantity subcontracts, the Contractor shall include the substance of this clause if the value of orders in any calendar year of the subcontract is expected to exceed the simplified acquisition threshold. Pursuant to 29 CFR Part 470, Subpart B--Compliance Evaluations, Complaint Investigations and Enforcement Procedures, the Secretary of Labor may direct the Contractor to take such action in the enforcement of these regulations, including the imposition of sanctions for noncompliance with respect to any such subcontract or purchase order. If the Contractor becomes involved in litigation with a subcontractor or vendor, or is threatened with such involvement, as a result of such direction, the Contractor may request the United States, through the Secretary of Labor, to enter into such litigation to protect the interests of the United States.

(End of Clause)
I-94	52.252-2	CLAUSES INCORPORATED BY REFERENCE	FEB/1998

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address:

http://www.arnet.gov/far/		or	http://www.acq.osd.mil/dpap/dars/index.htm	or	https://webportal.saalt.army.mil/saal-
zp/procurement/afars.doc
(End of Clause)

I-95	52.252-6		AUTHORIZED DEVIATIONS IN CLAUSES		APR/1984

(a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of (DEVIATION) after the date of the clause.

(b) The use in this solicitation or contract of any DoD FAR SUPPLEMENT (48 CFR 2) clause with an authorized deviation is indicated by the addition of (DEVIATION) after the name of the regulation.

(End of Clause)

		Reference No. of Document Being Continued		Page 33 of 43
CONTINUATION SHEET
		PIIN/SIIN W52H09-08-R-0274	MOD/AMD

Name of Offeror or Contractor:

I-96	252.211-7005	SUBSTITUTIONS FOR MILITARY OR FEDERAL SPECIFICATIONS AND STANDARDS		NOV/2005

(a) Definition. SPI process, as used in this clause, means a management or manufacturing process that has been accepted previously by the Department of Defense under the Single Process Initiative (SPI) for use in lieu of a specific military or Federal specification or standard at specific facilities. Under SPI, these processes are reviewed and accepted by a Management Council, which includes representatives of the Contractor, the Defense Contract Management Agency, the Defense Contract Audit Agency, and the military departments.

(b) Offerors are encouraged to propose SPI processes in lieu of military or Federal specifications and standards cited in the solicitation. A listing of SPI processes accepted at specific facilities is available via the Internet at http://guidebook.dcma.mil/20/guidebook_process.htm (paragraph 4.2) .

(c) An offeror proposing to use an SPI process in lieu of military or Federal specifications or standards cited in the solicitation shall

(1)	Identify the specific military or Federal specification or standard for which the SPI process has been accepted;

(2)	Identify each facility at which the offeror proposes to use the specific SPI process in lieu of military or Federal specifications or standards cited in the solicitation;
(3)	Identify the contract line items, subline items, components, or elements affected by the SPI process; and

(4)	If the proposed SPI process has been accepted at the facility at which it is proposed for use, but is not yet listed at the

Internet site specified in paragraph (b) of this clause, submit documentation of Department of Defense acceptance of the SPI process.

(d) Absent a determination that an SPI process is not acceptable for this procurement, the Contractor shall use the following SPI processes in lieu of military or Federal specifications or standards:

(Offeror insert information for each SPI process)
SPI Process: Facility:
Military or Federal Specification or Standard:

Affected Contract Line Item Number, Subline Item Number, Component, or Element:

(e) If a prospective offeror wishes to obtain, prior to the time specified for receipt of offers, verification that an SPI process is an acceptable replacement for military or Federal specifications or standards required by the solicitation, the prospective offeror

     (1) May submit the information required by paragraph (d) of this clause to the Contracting Officer prior to submission of an offer; but

     (2) Must submit the information to the Contracting Officer at least 10 working days prior to the date specified for receipt of offers.

(End of clause)

	Reference No. of Document Being Continued		Page 34 of 43
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Name of Offeror or Contractor: SECTION J - LIST OF ATTACHMENTS
List of					Number
A_d_d_e_n_d_a			T_i_t_l_e	D_a_t_e_	o_f P_a_g_e_s_	T_r_a_n_s_m_i_t_t_e_d B_y__

Exhibit A		CDRL		03-JAN-2008	003	DATA
Attachment	002	PRICE EVALUATION SHEET			001	DATA
Attachment	0001	DOCUMENT SUMMARY LIST			002	DATA

     The following documents are hereby attached by reference and may form a part of this acquisition. These documents, available in electronic format on the internet at https://aais.ria.army.mil/aais/SOLINFO/index.htm are Standard Solicitation Attachments. Vendors should ensure that they have the correct attachments in their possession prior to submitting a bid/proposal/quote.

				Number
T_i_t_l_e_		D_a_t_e_		o__ P_a_g_e
Address Code Distribution		2006		1	Pg
Address List		2006		1	Pg
AMCCOM Form 71-R		01	OCT 88	2	Pgs
Data Delivery Description	Engineering Change Proposal	JUL	2001	9 Pgs
Data Delivery Description	Notice of Revision	JUL	2001	2 Pgs
Data Delivery Description	Request for Deviation	JUL	2001	4 Pgs
Disclosure of Lobbying Activities (SF-LLL)		JUL	1997	3	Pgs
Guidance on Documentation of Contract Data				2	Pgs
Requirements List (CDRL)
Instructions for Completing DD Form 1423		JUN	1990	1	Pg
IOC Form 715-3		FEB	1996	2	Pgs
Offeror Representations and CertificationsCommercial Items		SEP	2004	8 Pgs
Statement and Acknowledgement		MAY	2003	1	Pg
Wage Rate Notification		MAY	2003	2	Pgs

Reference No. of Document Being Continued		Page 35 of 43
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Name of Offeror or Contractor:

SECTION K - REPRESENTATIONS, CERTIFICATIONS, AND OTHER STATEMENTS OF OFFERORS

This document incorporates one or more provisions by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a provision may be accessed electronically at these addresses:

http://farsite.hill.af.mil/VFFARA.HTM or http://farsite.hill.af.mil/VFDFARA.HTM or http://farsite.hill.af.mil/VFAFARa.HTM

If the provision requires additional or unique information, then that information is provided immediately after the provision title.

	Re_g_u_l_a_t_o_r__ C_i_t_e	T_i_t_l_e_	D_a_t_e_
K-1	252.209-7001	DISCLOSURE OF OWNERSHIP OR CONTROL BY THE GOVERNMENT OF A TERRORIST	OCT/2006
COUNTRY
K-2	252.227-7017	IDENTIFICATION AND ASSERTION OF USE, RELEASE, OR DISCLOSURE	JUN/1995
RESTRICTIONS
K-3	252.227-7028	TECHNICAL DATA OR COMPUTER SOFTWARE PREVIOUSLY DELIVERED TO THE	JUN/1995
GOVERNMENT

K-4	52.204-8	ANNUAL REPRESENTATIONS AND CERTIFICATIONS	JAN/2006

(a)(1) The North American Industry classification System (NAICS) code for this acquisition is -1-.

(2)	The small business size standard is 500.

(3)	The small business size standard for a concern which submits an offer in its own name, other than on a construction or service contract, but which proposes to furnish a product which it did not itself manufacture, is 500 employees.

(b)(1) If the clause at 52.204 -7, Central Contractor Registration, is included in this solicitation, paragraph (c) of this provision applies.

(2) If the clause at 52.204 -7 is not included in this solicitation, and the offeror is currently registered in CCR, and has completed the ORCA electronically, the offeror may choose to use paragraph (c) of this provision instead of completing the corresponding individual representations and certification in the solicitation. The offeror shall indicate which option applies by checking one of the following boxes:

[ ] (i) Paragraph (c) applies.

[ ] (ii) Paragraph (c) does not apply and the offeror has completed the individual representations and certifications in the solicitation.

(c) The offeror has completed the annual representations and certifications electronically via the Online Representations and

Certifications Application (ORCA) website at http://orca.bpn.gov . After reviewing the ORCA database information, the offeror verifies by submission of the offer that the representations and certifications currently posted electronically have been entered or updated within the last 12 months, are current, accurate, complete, and applicable to this solicitation (including the business size standard applicable to the NAICS code referenced for this solicitation), as of the date of this offer and are incorporated in this offer by reference (see FAR 4.1201); except for the changes identified below [offeror to insert changes, identifying change by clause number, title, date]. These amended representation(s) and/or certification(s) are also incorporated in this offer and are current, accurate, and complete as of the date of this offer.

FAR Clause
Title
Date
Change

Any changes provided by the offeror are applicable to this solicitation only, and do not result in an update to the representations and certifications posted on ORCA.

(End of Provision)

		Reference No. of Document Being Continued		Page 36 of 43
CONTINUATION SHEET
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Name of Offeror or Contractor:

K-5	52.223-13	CERTIFICATION OF TOXIC CHEMICAL RELEASE REPORTING		AUG/2003

(a) Executive Order 13148, of April 21, 2000, Greening the Government through Leadership in Environmental Management, requires submission of this certification as a prerequisite for contract award.

(b)	By signing this offer, the offeror certifies that --

(1) As the owner or operator of facilities that will be used in the performance of this contract that are subject to the filing and reporting requirements described in section 313 of the Emergency Planning and Community Right-to-Know Act of 1986 (EPCRA) (42 U.S.C. 11023) and section 6607 of the Pollution Prevention Act of 1990 (PPA) (42 U.S.C. 13106), the offeror will file and continue to file for such facilities for the life of the contract the Toxic Chemical Release Inventory Form (Form R) as described in sections 313(a) and (g) of EPCRA and section 6607 of PPA; or

     (2) None of its owned or operated facilities to be used in the performance of this contract is subject to the Form R filing and reporting requirements because each such facility is exempt for at least one of the following reasons: [Check each block that is applicable.]

[ ] (i) The facility does not manufacture, process, or otherwise use any toxic chemicals listed in 40 CFR 372.65;

[ ] (ii) The facility does not have 10 or more full-time employees as specified in section 313(b)(1)(A) of EPCRA, 42 U.S.C.

11023(b)(1)(A);

[ ] (iii) The facility does not meet the reporting thresholds of toxic chemicals established under section 313(f) of EPCRA, 42 U.S.C.

11023(f) (including the alternate thresholds at 40 CFR 372.27, provided an appropriate certification form has been filed with EPA);

[ ] (iv) The facility does not fall within the following Standard Industrial Classification (SIC) codes or their corresponding North American Industry Classification System sectors:

(A)	Major group code 10 (except 1011, 1081, and 1094).

(B)	Major group code 12 (except 1241).

(C)	Major group codes 20 through 39.

(D)	Industry code 4911, 4931, 4939 (limited to facilities that combust coal and/or oil for the purpose of generating power for distribution in commerce).

     (E) Industry code 4953 (limited to facilities regulated under the Resource Conservation and Recovery Act, Subtitle C (42 U.S.C. 6921, et seq.)), or 5169, 5171, 7389 (limited to facilities primarily engaged in solvent recovery services on a contract or fee basis); or

[ ] (v) The facility is not located within any State of the United States or its outlying areas.

(End of Provision)

K-6 252.204 -7007 ALTERNATE A, ANNUAL REPRESENTATIONS AND CERTIFICATIONS (52.204 -8) JAN/2008

Substitute the following paragraph (c) for paragraph (c) of the provision at FAR 52.204 -8.

(c) The offeror has completed the annual representations and certifications electronically via the Online Representations and

Certifications Application (ORCA) website at https://orca.bpn.gov/. After reviewing the ORCA database information, the offeror verifies by submission of the offer that the representations and certifications currently posted electronically have been entered or updated within the last 12 months, are current, accurate, complete, and applicable to this solicitation (including the business size standard applicable to the NAICS code referenced for this solicitation), as of the date of this offer, and are incorporated in this offer by reference (see FAR 4.1201); except for the changes identified below [offeror to insert changes, identifying change by clause number, title, date]. These amended representation(s) and/or certification(s) are also incorporated in this offer and are current, accurate, and complete as of the date of this offer.

FAR/DFARS Clause #
Title
Date
Change

Any changes provided by the offeror are applicable to this solicitation only, and do not result in an update to the representations and

	Reference No. of Document Being Continued		Page 37 of 43
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Name of Offeror or Contractor:

certifications posted on ORCA.
(End of Clause)

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Name of Offeror or Contractor:

SECTION L - INSTRUCTIONS, CONDITIONS, AND NOTICES TO OFFERORS

Price:

a. The offeror shall enter firm-fixed prices on the Price Evaluation Sheet, indicating the proposed price within each Ordering Period and Quantity Range for each model of periscope. All unit prices proposed will be binding for the guaranteed minimum quantity and for all future delivery orders.

b. The unit prices listed on the price evaluation sheet will be considered as the ceiling price(s) for any subsequent delivery orders beyond the instant award of the guaranteed minimum quantity.

c.	Each offeror will have the fair opportunity to submit lower prices to compete for future delivery orders.

d.	The Government reserves the right to require the submission of any data (i.e. cost or pricing data) accordance with fair opportunity procedures to validate the reasonableness of an offer.

*** END OF NARRATIVE L0001 ***

This document incorporates one or more provisions by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a provision may be accessed electronically at these addresses:

http://farsite.hill.af.mil/VFFARA.HTM or http://farsite.hill.af.mil/VFDFARA.HTM or http://farsite.hill.af.mil/VFAFARa.HTM

If the provision requires additional or unique information, then that information is provided immediately after the provision title.

	Re_g_u_l_a_t_o_r__ C_i_t_e	T_i_t_l_e_	D_a_t_e_
L-1	52.215-16	FACILITIES CAPITAL COST OF MONEY	JUN/2003

L-2	52.211-14	NOTICE OF PRIORITY RATING FOR NATIONAL DEFENSE, EMERGENCY	APR/2008
PREPAREDNESS, AND ENERGY PROGRAM USE

Any contract awarded as a result of this solicitation will be [ ] DX rated order; [ X ] DO-A5 rated order certified for national defense, emergency preparedness, and energy program use under the Defense Priorities and Allocations System (DPAS) (15 CFR 700), and the Contractor will be required to follow all of the requirements of this regulation.

(End of Provision)
L-3	52.215-20	REQUIREMENTS OF COST OR PRICING DATA OR INFORMATION OTHER THAN COST	OCT/1997
OR PRICING DATA - ALTERNATE IV

(a)	Submission of cost or pricing data is not required.

(b)	Provide information described below:

-Data to support price reasonableness, ONLY if requested prior to contract award.

(End of clause)

		Reference No. of Document Being Continued		Page 39 of 43
CONTINUATION SHEET
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Name of Offeror or Contractor:

L-4	52.233-2	SERVICE OF PROTEST		SEP/2006

(a) Protests, as defined in section 33.101 of the Federal Acquisition Regulation, that are filed directly with an agency, and copies of any protests that are filed with the Government Accountability Office (GAO), shall be served on the Contracting Officer (addressed as follows) by obtaining written and dated acknowledgment of receipt from Brian W. Schmidt, TACOM-LCMC, AMSTA-LC-GLK-B, Rock Island, IL 61299-7630.

(b) The copy of any protest shall be received in the office designated above within one day of filing a protest with the GAO.

(End of Provision)
L-5	52.252-1	SOLICITATION PROVISIONS INCORPORATED BY REFERENCE	FEB/1998

This solicitation incorporates one or more solicitation provisions by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. The offeror is cautioned that the listed provisions may include blocks that must be completed by the offeror and submitted with its quotation or offer. In lieu of submitting the full text of those provisions, the offeror may identify the provision by paragraph identifier and provide the appropriate information with its quotation or offer. Also, the full text of a solicitation provision may be accessed electronically at this/these address(es):

http://www.arnet.gov/far/		or	http://www.acq.osd.mil/dpap/dars/index.htm	or	https://webportal.saalt.army.mil/saal-
zp/procurement/afars.doc

L-6	52.252-5		AUTHORIZED DEVIATIONS IN PROVISIONS		APR/1984

(a) The use in this solicitation of any Federal Acquisition Regulation (48 CFR Chapter 1) provision with an authorized deviation is indicated by the addition of (DEVIATION) after the date of the provision.

(b) The use in this solicitation of any DoD FAR SUPPLEMENT (48 CFR Chapter 2) provision with an authorized deviation is indicated by the addition of (DEVIATION) after the name of the regulation.

(End of clause)
L-7	52.211-4547	NOTICE TO OFFERORS INTENDING TO OFFER OTHER THAN NEW MATERIAL	JUN/2005
TACOM LCMC
(RI)

(a) We intend to acquire only new material. Unless this contract otherwise requires virgin material or supplies composed of, or manufactured from, virgin material, the contractor shall provide supplies that are new, as defined in this clause.

(b)	Definitions:

1. "New" means composed of previously unused components, whether manufactured from virgin material, recovered material in the form of raw material, or materials and by-products generated from, and reused within, an original manufacturing process; provided that the supplies meet contract requirements, including but not limited to, performance, reliability, and life expectancy.

2.	"Reconditioned" means restored to the original normal operating condition by readjustments and material replacement.

3.	"Recovered material" means waste materials and by-products that have been recovered or diverted from solid waste including post-

consumer material, but such term does not include those materials and by-products generated from, and commonly reused within, an original manufacturing process.

4.	"Remanufactured" means factory rebuilt to original specifications.

5.	"Virgin material" means previously unused raw material, including previously unused copper, aluminum, lead, zinc, iron, other metal or metal ore, or any undeveloped resource that is, or with new technology will become, a source of raw materials

6. "Residual Inventory" means inventory from a transferred or terminated Government or commercial contract.

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Name of Offeror or Contractor:

(c) Used, reconditioned, remanufactured supplies, unused former Government surplus property, or residual inventory shall not be used unless the contractor has proposed the use of such supplies, and the Contracting Officer has authorized their use.

(d) Offers to provide other than new material shall be submitted to the Contracting Officer for approval:

Offerors of other than new material must provide sufficient information from which a determination of acceptability can be made. Contractors who intend to offer other than new material are to fill out the Other Than New Material Worksheet at: _t_t_p_s_:_/_/_c_o_n_t_r_a_c_t_i_n_g_._t_a_c_o_m_._a_r_m_y_._m_i_l_/_a_c_q_i_n_f_o_/_O_ h T E _W _T_E_R_I_A_L_._h_t_m_._ A Form must be completely filled out and is to accompany your offer. (e) If the use of used, reconditioned, remanufactured items, unused former Government surplus property, or residual inventory are approved by the Contracting Officer, we may require you to meet specific marking, inspection, and testing requirements beyond those found in this solicitation. We will negotiate these additional requirements with you before award and put them in any resulting contract.

(LS7500)		(End of Provision)

L-8	52.215-4510	ELECTRONIC BIDS/OFFERS	JUL/2008
TACOM LCMC
(RI)

1. Quotes/bids/proposals to the Government shall be signed by a MEMBER OF THE FIRM AUTHORIZED TO BIND THE COMPANY. This requirement is in accordance with (IAW) Federal Acquisition Regulation (FAR) 4.102.

2. Quoters/Bidders/Offerors are required to submit their quotes/bids/proposals for this solicitation via electronic response on TACOM

LCMC RI Business Opportunities' open Solicitations web page.

NOTE THE FOLLOWING:

     a. ELECTRONIC RESPONSES: You may submit multiple files against a solicitation. However, all the files must only pertain to the one solicitation. Each complete quote/bid/proposal in response to a solicitation must be submitted individually/separately and must be properly identified.

     b. TACOM LCMC (RI) will not be responsible for electronic responses that are not submitted correctly and/or are improperly identified.

     c. Proposals submitted electronically that cannot be printed in their entirety may not be considered. The government must be able to replicate the electronic version in to a printed format. Electronic comments, text boxes or stamps that cannot be printed may be ignored by the Government and may even render an offer non-responsive. For details of electronic file formats acceptable to the government see: https://aais.ria.army.mil/aais/SOLINFO/electronic_bid_offer_clause.html

d. TACOM LCMC (RI) IS NOT CURRENTLY USING THE ASFI BID/OFFER SUBMISSION PROCESS FOR WHOLESALE CONTRACTING; THUS, ANY

BIDS/PROPOSALS/QUOTES RELATED TO THIS SOLICITATION THAT ARE SUBMITTED THROUGH THE ARMY SINGLE FACE TO INDUSTRY (ASFI) BID RESPONSE SYSTEM (BRS) WILL NOT BE ACCEPTED.

3. Prior to submission of your quote, bid, or proposal, read the latest electronic bid/proposal instructions at web page,

"h_t_t_p_s_:_/_/_a_a_i_s_b_i_d_s_._r_i_a_._a_r_m_y_._m_i_l_"_,_ and click on the icon for additional information.

4. Assuming that your quote/bid/proposal was electronically transmitted successfully, you will receive the following message:

"A directory for your Cage Code, XXXXX, was created under Solicitation W52H09-X-XX-XXXX, and your file was moved to it." If you have any other files to send, use the "Back" arrow on your browser. IF YOU EXPERIENCE ANY PROBLEMS WITH THIS PROCESS, CONTACT THE CONTRACT SPECIALIST LISTED ON THE OPEN SOLICITATION PAGE, _h_t_t_p_s_:_/_/_a_a_i_s_._r_i_a_._a_r_m_y_._m_i_l_/_a_a_i_s_/_P_a_d_d_s w_e_b_/_i_n_d_e_x_._h_t_m_l_.

5. If you receive an error message of any type, your quote/bid/proposal was not transmitted and must be resubmitted if you wish it to be considered for award. You may resubmit by repeating the steps for electronic submittal.

6. Quotes/bids/proposals must arrive in their entirety by the time specified in the solicitation. Quoters/Bidders/Offerors bear the responsibility of timely transmission of their quotes/bids/proposals to ensure the availability of an open transmission line and to take into consideration the length of time required to complete the required upload transaction prior to the time established in the solicitation.

(LS7011)
(End of Provision)

		Reference No. of Document Being Continued		Page 41 of 43
CONTINUATION SHEET
		PIIN/SIIN W52H09-08-R-0274	MOD/AMD

Name of Offeror or Contractor:

L-9	52.215-4511	ELECTRONIC AWARD NOTICE		DEC/2005
TACOM LCMC
(RI)

a. Any contract awarded as a result of this solicitation will be posted to the Internet for downloading and paper copies will not be distributed. This is a material condition of the solicitation and by submission of a bid or proposal, the vendor agrees to accept an electronic award transmitted in the manner described above.

NOTE: TACOM LCMC (RI) IS NOT CURRENTLY USING THE ASFI BID/OFFER SUBMISSION PROCESS FOR WHOLESALE CONTRACTING; THUS, ANY

BIDS/PROPOSALS/QUOTES RELATED TO THIS SOLICITATION THAT ARE SUBMITTED THROUGH THE ARMY SINGLE FACE TO INDUSTRY (ASFI) BID RESPONSE SYSTEM (BRS) WILL NOT BE ACCEPTED.

b.	Notice of award to the awardee will be issued only via electronic mail. Venders who wish to be notified if they receive an award as

a	result of this solicitation must provide their electronic mail address in the space provided below. If the vendor fails to provide an electronic mail address, then a separate notice of award will not be provided, and it shall be the sole responsibility of the vendor to periodically check the Internet to determine if he/she has received an award. In this event, the vendor's failure to check the Internet and download a copy of the award in a timely manner shall not be an excuse for failure to perform or grounds for a delivery schedule extension.

c. Notice of award to unsuccessful offerors shall be issued only via the Federal Business Opportunities (FedBizOpps)or electronic mail. Vendors who wish to receive an electronic mail notice, if they are unsuccessful, must provide an electronic mail address in the space provided below. If the vendor fails to provide an electronic mail address, then a separate notice will not be provided; and it shall be the sole responsibility of the vendor to periodically check the FedBizOpps to determine if an award has been made. In this event, the vendor's failure to check the FedBizOpps to determine if an award has been made shall not constitute grounds for an extension of the ten (10) day protest period allowed in regulations.

Vendor's Electronic Mail Address:

(LS7013)
(End of Provision)

	Reference No. of Document Being Continued		Page 42 of 43
CONTINUATION SHEET
	PIIN/SIIN W52H09-08-R-0274	MOD/AMD

Name of Offeror or Contractor:

SECTION M - EVALUATION FACTORS FOR AWARD

1. Initial Award (Guaranteed Minimum Quantity Only)

Price: The Government will evaluate offerors proposals for the guaranteed minimum quantity based on a total evaluated price as proposed for all range quantities and all Ordering Periods and any other price related factors required by the solicitation. For each proposal, the Government will calculate a weighted evaluation price by multiplying the proposed unit prices for each range and Ordering Period by their respective weight and maximum quantity, and summing their totals. The weight associated with each range represents the likelihood that an order, if placed, would be placed within that range. The total evaluated price is the sum of the weighted evaluation price for all ordering periods. To receive an award, the total evaluated price must be determined fair and reasonable. If an offeror fails to submit unit prices for all quantity ranges and ordering periods and for all CLINS, its proposal may be considered unacceptable and the Government may reject the proposal.

2. Future Delivery Orders

The Government intends to make future awards using a best value basis which may result in an award to other than the low offer or the highest rated (best past performance); this process will involve a trade off analysis between price, past performance and delivery schedule.

A) Price: When a requirement arises, awardees will be asked to confirm or revise their prices as submitted on the Price Evaluation Sheet in response to W52H09-08-R-0274. The prices offered for this new requirement cannot be higher than those offered in response to W52H09- 08-R-0274 but maybe be lowered to gain a competitive advantage. Prices must be confirmed or revised in writing within five calendar days of the request.

B) Performance Risk: For the evaluation of performance risk, the Government will obtain information from the Past Performance

Information Retrieval System-Statistical Report (PPIRS-SR), and/or the awardees past performance on the contract(s) resulting from the award of W52H09-08-R-0274. The Government reserves the right to order from one contractor if doing so would be in the best interest of the Government. The Government does not intend to discuss performance risk information with Offerors as information collected in PPIRS-SR affords opportunities to Offerors to review their performance information. Where an Offeror without a record of relevant past performance or for whom information on past performance is not available, other data may be used. To include personal knowledge of the Contracting Officer, as to how either offeror has previously performed, under the minimum quantity award or any other future delivery order awards.

C) Delivery Schedule will be evaluated based on each companys ability to meet or exceed the required delivery schedule as stated in each delivery order.

*** END OF NARRATIVE M0001 ***

This document incorporates one or more provisions by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a provision may be accessed electronically at these addresses:

http://farsite.hill.af.mil/VFFARA.HTM or http://farsite.hill.af.mil/VFDFARA.HTM or http://farsite.hill.af.mil/VFAFARa.HTM

If the provision requires additional or unique information, then that information is provided immediately after the provision title.

	Re_g_u_l_a_t_o_r__ C_i_t_e	T_i_t_l_e_	D_a_t_e_

M-1	52.215-4513	PPIRS-SR STATISTICAL REPORTING TEST	OCT/2006
TACOM LCMC
(RI)

(1) The offerors past performance shall be evaluated in accordance with FAR 13.106 -2 or 15.305(a)(2), as applicable. This procurement is subject to Past Performance Information Retrieval System - Statistical Reporting (PPIRS-SR), authorized by the Department of Defense for use by participating activities during the acquisition of supplies and services. The quality and delivery classifications

	Reference No. of Document Being Continued		Page 43 of 43
CONTINUATION SHEET
	PIIN/SIIN W52H09-08-R-0274	MOD/AMD

Name of Offeror or Contractor:

identified for an offeror in PPIRS-SR will be used in conjunction with other provisions of this solicitation in performing the past performance evaluation.

(2) The purpose of the PPIRS-SR is to provide contracting personnel with quantifiable past performance information regarding delivery and quality, as collected from existing DoD reporting systems, during the source selection process. PPIRS-SR uses the past performance data collected to classify each suppliers performance by Federal Supply Class(es) or Service Code(s).

(3) Quality: The method used in PPIRS-SR to classify the quality of a suppliers past performance is a comparison of quality records among all suppliers who have provided goods or services to the Federal Government which are categorized in the same Federal Supply Class or Service Class (FSC). Based on the comparison among suppliers in a specific FSC group, suppliers are classified by PPIRS-SR into a color rating that represents the suppliers overall quality performance for that specific Federal Supply Class or Service Class. The following is a summarization of the PPIRS-SR classification colors:

Dark Blue:	Top 5% of suppliers in FSC group*
Purple:	Next	10%	of suppliers in FSC	group*
Green:	Next	70%	of suppliers in FSC	group*
Yellow:	Next	10%	of suppliers in FSC	group*
Red:	Bottom 5% of suppliers in FSC group*

* If all supplier performance ratings for an entire FSC group are equal, all suppliers in that group will be classified Green.

(4) Delivery: Supplier delivery past performance is classified in PPIRS-SR by the suppliers Weighted Delivery Score. Delivery scores are calculated using the number of line items delivered and a weighting factor, which reflects the length of time a delivery was overdue.

(5) PPIRS-SR classifications are established monthly for each supplier and can be reviewed at _w_w_w_._p_p_i_r_s_._g_o_v_. Suppliers are granted access to PPIRS-SR for their own classifications. Offerors are encouraged to review their own classifications as well as the PPIRS-SR reporting procedures and methodology detailed in the PPIRS-SR Procedures Manual and the PPIRS-SR User Guide available at _w_w_w_._p_p_i_r_s_._g_o_v. The method to challenge a rating is also found on the identified website.

(MS7042)
(End of Provision)

OPTEX SYSTEMS, INC.
October 14, 2008

In response to Solicitation No. W52H09-08-R-0274, Optex Systems Inc. (Optex) is pleased to provide the following firm fixed price (FFP) quotation.

Cage Code:
0BK64

Price Build-up: The unit price for each part includes Material and ODC, Labor, G&A and Fee. Actual pricing is in Attachment 1.

Lead Time:	The delivery/lead time for these parts is as follows:

Nomenclature	NSN	Part Number		Lead Time

M17	6650-01-317-9138	12357918	6-8weeksARO

M27	1240-01-319-8995	12357792	6- 8 weeks ARO

15 Degree	6650-01-3 17-9139	12357908	8 - 10 weeks ARO

20 Degree	1240-01-319-8994	12357909	8 -	10 weeks ARO

M45	6650-01-418-6658	12370033	8 -	10 weeks ARO

Short COM	1240-01-319-5339	12357840	8 -	12 weeks ARO

Tall COM	1240-01-319-5340	12357841	8 -	12 weeks ARO

Long Driver	6650-01-320-5628	12357848	8 -	12 weeks ARO

Validity:	This quote is valid for 90 days from date of receipt.

Certifications:

K-4 52.204 -8 Annual Representations & Certifications

Optex Systems Inc. certifies that it has completed the annual representations and certifications electronically via ORCA and the representations and certifications currently posted have been entered or updated within the last 12 months.

K-5 52.223 -13 Certification of Toxic Chemical Release Reporting

Optex Systems Inc. certifies its facility does not manufacture, process, or otherwise use any toxic chemicals listed in 40 CFR 372.65.

Additional Information: This response also includes a formal executed letter from our supplier Qioptiq Coatings LTD explaining the strategic supply agreement between them and Optex and the benefits this agreement have on this effort.

This submittal includes data that shall not be disclosed outside the Government/Prime Contractor and shall not be dupllcated, used, or disclosed	- in
whole or in part - for any purpose other than to evaluate this submittal. If, however, a contract is awarded to this offeror or quoter as a result of	- or in

connection with - the submission of this data, the Government/Prime Contractor shall have the right to duplicate, use or disclose the data to the extent provided in the resulting contract. This restriction does not limit the Government's/Prime Contractor's right to use the information contained in this data if it is obtained from another source without restriction. The data subject to this restriction are contained in sheets marked "Proprietaiy" or that contain the legend prescribed by FAR 52.215 -12. The data subject to this restriction are contained in all sheets of this submittal.

An Equal Opportunity Employer

Optex POC:	Renita Rutherford-Drake Contract Administrator
(Individual authorized to contractually bind Optex Systems)

Email address: rrdrake@optexsys.com

Attachments: Solicitation Cover Page Solicitation Amendment 0001 Attachment 1 Qioptiq Coatings letter

. uontract iumoer		3. io1icitation 1'umber	4. type 01- Solicitation			5. Date Issued	6. Requisition/Purchase Number
				LI SealedBid(IFB)
		W52H09-08-R-0274					SEE SCHEDULE
				EI Ne otiated	FP

7. Issued By		Code	W52H09 8. Address Offer To (If Other Than Item 7)
TACOM-ROCK ISLAND
AMSTA-LC-GLK-A
ROCK ISLAND IL		61299-7630

NOTE: In sealed bid solicitations "offer" and "offer" or mean "bid" and "bidder".

			SOLICITATION

9. Sealed offers in original and 1 signed		copies for furnishing the supplies or services in the Schedule will be received at the
place specified in item 8, or ifhandcarried, in the depository located in							until

04: OOpm	(hour) local time 20080CT06 (Date).

Caution - Late Submissions, Modifications, and Withdrawals: See Section L, Provision No. 52.214-7 or 52.215-1. All offers are subject to allterms and conditions contained in this solicitation.

10. For Information A. Name				B. Telephone (No Collect Calls)		C. E-mail Address

Call:		KEVIN GILMORE	Area Code Number			Ext.	KEVIN. GILMORE@US . ARMY. MIL
				(309)782-3558

			11. Table Of Contents

	Sec.	Descri tion	Pa e s		Sec.	Descri tion	Pa e s

		Part I - The Schedule				Part II - Contract Clauses

X	A	Solicitation/Contract Form	1	X	I	Contract Clauses	23

x	B	Su lies or Services and Prices/Costs	9		Part III - List Of Documents, Exhibits, And Other Attach.

X	C	Descri tion/S ecs.IWork Statement	15	X	J	List of Attachments	34

X	D	Packa in and Markin	16			Part W - Re resentations And Instructions

X	E	Ins ection and Acce tance	18		K	Representations, Certifications, and

X	F	Deliveries or Performance	21	X		Other Statements of Offerors	35

	G	Contract Administration Data		X	L	Instrs., Conds., and Notices to Offerors	38

X	H	S ecial Contract Re uirements	22	X	M	Evaluation Factors for Award	42

	OFFER	(Must be fully completed by offeror)

NOTE: Item 12 does not apply if the solicitation	includes the provisions at 52.214-16, Minimum Bid Acceptance Period.

12. In compliance with the above, the undersigned	agrees, if this offer is accepted within	calendar days (60 calendar days unless a different period is

13. Discount For Prompt Payment			10 Calendar Days (%)		20 Calendar Days (%) - 30 Calendar Days (%)			Calendar Days (%)

See Section I, Clause No. 52.232-8

14. Acknowledgment of Amendments (The offeror acknowledges					Amendment No.	Date	Amendment No.		Date

receipt	of	amendments	to	the	SOLICITATION		for	offerors	and
related documents numbered		and dated:

iSA. Name and		Code	Facifity		16. Name and Title of Person Authorized to Sign Offer
Address of Optex Systems Inc.					(Type or Print)
Offeror					Renita Rutherford-Drake
	1420	Presidential	Drive

	Richardson Texas 75081				Contract Administrator

15B. Tele hone Number			15C. Check if Remittance Address is		1 . i nature			18.OfferDae

Area Code	Number	Ext.	LI Different From Above - Enter such

972	44-0722		Address In Schedule				2

AWARD (To be completed by Government)

19. Accepted As To Items Numbered			20. Amount	21. Accounting And Appropriation

22. Authority For Using Other Than Full And Open Competition:				23. Submit Invoices To Address Shown In				Item
LI 10 U.S.C. 2304(c)( )			[1 41 U.S.C. 253(c)(		(4 copies unless otherwise specified)

24. Administered By (If other than Item 7)			Code	25. Payment Will Be Made By				Code

SCD	PAS		ADP PT

26. Name of Contracting Officer (Type or Print)				27. United States Of America				28. Award Date
20080CT06
Si nature of Contractin Officer

IMPORTANT - Award will be made on this Form, or on Standard Form 26, or by other authorized official written notice.

AUTHORIZED FOR LOCAL REPRODUCTION						Standard Form 33 (Rev. 9-97)
Previous edition is unusable						Prescribed By GSA-FAR (48 CFR) 53.214(c)

				uontract ii) uoae	rage 1 012
AMENDMENT OF SOLICITATIONIMODIFICATION OF CONTRACT				I :
irm- ixed-Price

2. Amendment/Modification No.		3. Effective Date	4. Requisition/Purchase Req No.		5. Project No. (If applicable)
0001		2008SEPOS	SEE SCHEDULE

6. Issued By		Code W52H09	7. Administered By (Ifother than Item 6)		Code

TACOM-ROCK ISLAND
AMSTA- LC-GLK-A
KEVIN GILMORE	(309)782-3558
ROCK ISLAND IL	61299-7630

EMAIL: KEVIN.GILMORE@US.ARMY.MIL			SCD	PAS	ADPPT

8. Name And Address	OfContractor (No., Street, City, County, State and Zip Code)			9A. Amendment Of Solicitation No.
Optex Systems Inc.
W52H09-08-R-0274

1420 Presidential Drive				9B.Dated(Seeltemll)

Richardson, Texas 75081				2008SEP05

			LI	bA. Modification Of Contract/Order No.

lOB. Dated (See Item 13)
Code OBK6 4	Facility Code
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

E1 The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers
E:1 extended, LI not extended. 20080CT16 04 :OOpm
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing items 8 and 15, and returning 2 S igned copies of the amendments: (b) By acknowledging receipt of this ame ndment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR

ACKNOWLEDGMENT TO BE RECEWED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue ofthis amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the o enin hour and date s ecified.

12. Accounting And Appropriation Data (If required)

	13. THIS ITEM ONLY	APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
ItModifies The Contract/Order No. As Described In Item 14.

	A. This Change Order is Issued Pursuant To:	The Changes Set Forth In Item 14 Are Made In
LI-	The Contract/Order No. In Item bA.

	B. The Above Numbered Contract/Order Is Modified	To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.)
LI-	Set Forth In Item 14, Pursuant To The Authori	of FAR 43.103 b.

C.	This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

D.	Other (Specify type of modification and authority)

E. IMPORTANT: Contractor []is not, [1 is required to sign this document and		return	copies to the Issuing Office.

14. Description	Of Amendment/Modification (Organized by UCF section headings, including	solicitation/contract subject matter where feasible.)
SEE SECOND	PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or bA, as heretofore changed, remains unchanged and in full force and effect. 15A. Name And Title Of Signer (Type or print) 16A. Name And Title Of Contracting Officer (Type or print)

Renita	Rutherford-Drake Contract	Administrato

15B.	actor/Offeror	15C. Date Signed	16B. United States Of America		16C. Date Signed

			By	/SIGNED/

	ature of erso authorized to si n			Si nature of Contractin	Officer

NSN 7540-01-152-8070			30-105-02		STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITIONS UNUSABLE					Prescribed by GSA FAR (48 CFR) 53.243

     Reference No. of Document Being Continued Page 2 of 2 CONTINUATION SHEET

PuN/SUN W52H09-08-R-0274 MOD/AMD 0001

Name ofOfferor or Contractor:

SECTION A - SUPPLEMENTAL INFORMATION

THE PURPOSE OF THIS AMENDMENT IS TO EXTEND THE CLOSING DATE TO 16 OCT 2008.

ALL ORTHER TERMS AND CONDITIONS REMAIN THE SAME.

*** END OF NARRATIVE A0002

Offeror:	OPTEX SYSTEMS INC.
POC:	Renita Rutherford-Drake
Phone:	972.644.0722 ext. 148
E-Mail:	rrdrake@optexsys.com
Cage Code:	0BK64

PRICE EVALUATION SHEET W52H09-08-R-0274
CLIN0001:	M17 Perisco e

NSN: 6650-01-317-9138 PIN: 12357918

	Ordering Period 1		Ordering Period 2		Ordering Period 3
	QTY Ranges	Unit Price	Weight	Unit Price	Weight	Unit Price	Weight

	50 - 150	$450.00	80%	$472.43	80%	$496.05	80°A

	151 -250	$446.00	10%	$468.43	10%	$491.85	10°/i

	251-350	$439.00	10%	$460.82	iQ	$483.86	iQc

			100%		100%		100%
	Evaluation Price

	TOTAL EVALUATED CLIN PRICE

CLIN0002:	M27 Perisco e

NSN: 1240-01-319-8995 P/N: 12357792

	Ordering Period 1		Ordering Period 2		Ordering Period 3
QTY Ranges	Unit Price	Weight	Unit Price	Weight	Unit Price	Weight

50-250	$473.00	10%	$496.65	10%	$521.48	10%

251 - 500	$473.00	20%	$496.65	20%	$521.48	20%

501 - 1,000	$465.00	7Q4	$488.25		$512.66	70%

		100%		100%		100%

	Evaluation Price

	TOTAL EVALUATED CLIN PRICE

CLIN0003:	15 De ree Perisco e

NSN: 1240-01-254-63446650-01-317-9139 P/N: 12357908

	Ordering Period 1		Ordering Period 2		Ordering Period 3
	QTY Ranges	Unit Price	Weight	Unit Price	Weight	Unit Price	Weight

	75-250	$500.00	80%	$525.00	80%	$551.25	80%

	251 - 500	$500.00	10%	$525.00	10%	$551.25	10%

	501 - 1,000	$500.00		$525.00	10%	$551.25	iQ.%

			100%		100%		100%

	Evaluation Price

	TOTAL EVALUATED CLIN PRICE

CLIN0004: 20 Dc ree Perisco es
NSN: 1240-01-319-8994 P/N: 12357909

	Ordering Period 1		Ordering Period 2		Ordering Period 3
QTY Ranges	Unit Price	Weight	Unit Price	Weight	Unit Price	Weight

50 - 100	$420.00	80%	$441.00	80%	$463.05	80°A

-
101 - 250	$420.00	10%	$441.00	10%	$463.05	104

251 - 500	$420.00	10"o	$441.00	10%	$463.05	10

		100%		100%		10014

Evaluation Price

TOTAL EVALUATED CLIN PRICE

CL1N0005: M45 Perisco e

NSN: 6650-01-418-6658, P/N: 12370033

	Ordering Period 1		Ordering Period 2		Ordering Period 3
QTY Ranges	Unit Price	Weight	Unit Price	Weight	Unit Price	Weight

10-250	$522.00	15%	$548.10	15%	$575.51	15%

251-400	$517.00	40%	$542.85	40%	$569.99	40%

401 - 600	$509.00	45%	$534.45	45/o	$561.17	45Y

		100%		100%		100%

Evaluation Price

TOTAL EVALUATED CLIN PRICE

CLIN0006: Short Corn Perisco e
NSN: 1240-01-319-5339, P/N: 12357840

	Ordering Period 1		Ordering Period 2		Ordering Period 3
QTY Ranges	Unit Price	Weight	Unit Price	Weight	Unit Price	Weight

300-400	$581.00	15%	$610.05	40%	$640.55	40%

401 - 700	$576.00	30%	$604.80	40%	$635.04	40%

701-900	$566.00		$594.30	Q4	$624.02	20'o

		100%		100%		100%

Evaluation Price

TOTAL EVALUATED CLIN PRICE

CLIN0007: Tall COM Perisco e
NSN: 1240-01-319-5340, P/N: 12357841

	Ordering Period 1		Ordering Period 2		Ordering Period 3
QTY Ranges	Unit Price	Weight	Unit Price	Weight	Unit Price	Weight

150-500	$948.00	60%	$995.40	75%	$1,045.17	75%

501 - 1,000	$940.00	20%	$987.00	15%	$1,036.35	15%

1,001 - 1,300	$925.00	20Yo	$971.25	10%	$1,019.81	10%

		100%		100%		100%

Evaluation Price

TOTAL EVALUATED CLIN PRICE

	AWARD/CONTRACT		1. This Contract Is A Rated Order			Rating	DOA5	Page Of	Pages
			Under DPAS (15 CFR 350)					1	30

2. Contract (Proc. Inst. Ident.) No.			3. Effective Date			4. Requisition/Purchase Request/Project No.
W52H09-09-D-0128				2009MAR24			SEE SCHEDULE

5. Issued By		Code	W52H09	6. Administered By (If Other Than Item 5)				Code	S4402A

TACOM-ROCK ISLAND				DCMA, TEXAS
AMSTA-LC-GLK-A				600 NORTH PEARL STREET
KEVIN GILMORE (309)782-3558				SUITE 1630
ROCK ISLAND IL		61299-7630		DALLAS TX 75201-2843

e-mail address: KEVIN.GILMORE@US.ARMY.MIL					SCD B PAS NONE		ADP PT HQ0339

7. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)						8. Delivery

OPTEX SYSTEMS INC.						FOB Origin	X Other (See Below)

1420	PRESIDENTIAL DR					9. Discount For Prompt Payment
RICHARDSON, TX 75081-2439

						10. Submit Invoices		Item
TYPE BUSINESS: Other Small Business Performing in U.S.						(4 Copies Unless Otherwise Specified)
12

Code	0BK64		Facility Code			To The Address Shown In:

11. Ship To/Mark For		Code		12. Payment Will Be Made By				Code	HQ0339

SEE SCHEDULE				DFAS-COLUMBUS CENTER
DFAS CO-WEST ENTITLEMENT OPERATIONS
P.O. BOX 182381
				COLUMBUS, OH		43218-2381
				PHONE:	1-800-756-4571
Payment will be made by Electronic Funds Transfer

13. Authority For Using Other Than Full And Open Competition:				14. Accounting And Appropriation Data
10 U.S.C. 2304(c)(		) 41 U.S.C. 253(c)(	)

15A. Item No.		15B. Supplies/Services		15C. Quantity		15D. Unit	15E. Unit Price	15F. Amount

SEE SCHEDULE		CONTRACT TYPE:		KIND OF CONTRACT:
		Firm-Fixed-Price		Supply Contracts and Priced Orders

Contract Expiration Date: 2012MAR30					15G. Total Amount Of Contract			$0.00

16. Table Of Contents

(X)	Sec.	Description	Page(s) (X)		Sec.		Description		Page(s)

		Part I - The Schedule					Part II - Contract Clauses

X	A	Solicitation/Contract Form	1	X	I	Contract Clauses			19

X	B	Supplies or Services and Prices/Costs	7		Part III - List Of Documents, Exhibits, And Other Attachments

X	C	Description/Specs./Work Statement	11	X	J	List of Attachments			30

X	D	Packaging and Marking	12			Part IV - Representations And Instructions

X	E	Inspection and Acceptance	14		K	Representations, Certifications, and

X	F	Deliveries or Performance	17			Other Statements of Offerors

	G	Contract Administration Data			L	Instrs., Conds., and Notices to Offerors

X	H	Special Contract Requirements	18		M	Evaluation Factors for Award

Contracting Officer Will Complete Item 17 Or 18 As Applicable

17. Contractor's Negotiated Agreement	(Contractor is	18. X Award (Contractor is not required to sign this document.) Your offer on
required to sign this document and return	copies to issuing	Solicitation Number	W52H0908R0274	, including the additions or changes

office.) Contractor agrees to furnish and deliver all items or		made by you which additions or changes are set forth in full above, is hereby
perform all the services set forth or otherwise identified above and		accepted as to the items listed above and on any continuation sheets. This award
on any continuation sheets for the consideration stated herein. The		consummates the contract which consists of the following documents: (a) the
rights and obligations of the parties to this contract shall be subject		Government's solicitation and your offer, and (b) this award/contract. No further
to and governed by the following documents: (a) this		contractual document is necessary.
award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

19A. Name And Title Of Signer (Type Or Print)		20A. Name Of Contracting Officer

BRIAN W. SCHMIDT
BRIAN.W.SCHMIDT@US.ARMY.MIL (309)782-0988

19B. Name of Contractor	19c. Date Signed	20B. United States Of America		20C. Date Signed

By		By	/SIGNED/	2009MAR24

(Signature of person authorized to sign)			(Signature of Contracting Officer)

AUTHORIZED FOR LOCAL REPRODUCTION				Standard Form 26 (Rev. 12/2002)
Previous edition is usable				Prescribed By GSA - FAR (48 CFR) 53.214(a)

Reference No. of Document Being Continued		Page	2 of 30
CONTINUATION SHEET
PIIN/SIIN W52H09-09-D-0128	MOD/AMD

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

SECTION A - SUPPLEMENTAL INFORMATION

1. THIS AWARD IS AWARDED MADE TO OPTEX SYSTEM INC FOR A THREE YEAR IDIQ, DELIVERY ORDER FOR THE GUARANTEED MINIMUM QUANTITY WILL BE

ISSUED CONCURRENTLY WITH THIS AWARD, THE GOVERNMENT SHALL HAVE NO FURTHER OBLIGATION TO PLACE ANY FURTHER ORDERS FOR THE FOLLOWING BELOW ITEM:

CLIN	NOUN	NSN	P/N
0001AA	PERICSOPE, ARMORED	1240-01-319-8995	12357792

2. DELIVERY IS FOB DESTINATION.		DELIVERY SCHEDULE IS SET FORTH IN SECTION B.		EARLY DELIVERIES ARE AUTHORIZED AT NO ADDITIONAL COST TO
THE GOVERNMENT.

3.	THERE IS NO FIRST ARTICLE TEST REQUIREMENT FOR THIS AWARD.

4.	ALL OTHER TERMS AND CONDITIONS FROM SOLICITATION W52H0908R0274 AND OFFER DATED JANUARY 28, 2009 ARE INCORPORATED HEREIN.

*** END OF NARRATIVE A0004 ***

	Re_g_u_l_a_t_o_r__ C_i_t_e	T_i_t_l_e_	D_a_t_e_

A-1	52.246-4500	WIDE AREA WORKFLOW-RECEIPT ACCEPTANCE (WAWF-RA)	OCT/2007
TACOM LCMC
(RI)

(a) To comply with the clauses at 252.246 -7000, "Material Inspection and Receiving Report", and at 252.232 -7003, Electronic Submission of Payment Requests, TACOM LCMC (Rock Island) uses the WAWF-RA Program. Receipts on this order will be processed via WAWF. The contractor is required to register and use WAWF at https://wawf.eb.mil.

(b)	When prompted to send additional email notifications, add tami.lord@us.army.mil.

(c)	You may use this link for assistance in completing the WAWF documentation:

http://www.dfas.mil/contractorpay/electroniccommerce/ECToolBox/CreateCIRR.swf

(d) Other WAWF training is available from the WAWF main web site, or directly at:			http://www.wawftraining.com

(AS6510)		(End of clause)

A-2	52.201-4501	NOTICE ABOUT TACOM LCMC (RI) OMBUDSMAN	MAY/2007
TACOM LCMC
(RI)

a. We have an Ombudsman Office here at TACOM LCMC (Rock Island). Its purpose is to open another channel of communication with TACOM LCMC (RI) Contractors.

b.	If you think that this solicitation:

	(1)	has inappropriate requirements; or

	(2)	needs streamlining; or

	(3)	should be changed, you should first contact the buyer or the (Procurement) Contracting Officer (PCO).

c.	The buyer's name, phone number and address are on the cover page of this solicitation.

d.	If the buyer or PCO doesn't respond to the problem to your satisfaction, or if you want to make comments anonymously, you can contact the Ombudsman Office. The address and phone number are: U.S. Army TACOM LCMC (Rock Island) ATTN: AMSTA-AQ-AR (OMBUDSMAN) 1 Rock Island Arsenal Rock Island IL 61299-7630 Phone: (309) 782-3224

Reference No. of Document Being Continued		Page	3 of 30
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Name of Offeror or Contractor: OPTEX SYSTEMS INC.

Electronic Mail Address: ROCK-OMBUDSMAN@conus.army.mil

e.	If you contact the Ombudsman, please provide the following information:

	(1)	TACOM LCMC (RI) solicitation number;

	(2)	Name of PCO;

	(3)	Problem description;

A-3	52.204-4505	DISCLOSURE OF UNIT PRICE INFORMATION	FEB/2003
TACOM LCMC
(RI)

This constitutes notification pursuant to Executive Order 12600, Pre-Disclosure Notification Procedures for Confidential Commercial Information (June 23, 1987), of our intention to release unit prices of the awardee in response to any request under the Freedom of

Information Act, 5 U.S.C. 552. Unit price is defined as the contract price per unit or item purchased. We consider any objection to be waived unless the Contracting Officer is notified of your objection to such release prior to submission of initial proposals.

(AS7909)		(End of Clause)

A-4	52.204-4506	PUBLIC ACTIVITY INVOLVEMENT	FEB/2003
TACOM LCMC
(RI)

Subcontract opportunities under this solicitation and any resulting contracts are open to competition between Department of Defense activities and private firms. In addition, Army Industrial Facilities are available to sell manufactured articles or to perform work at such Facilities on behalf of Offerors, in certain circumstances and as permitted by law. Rock Island Arsenal, Watervliet Arsenal, Anniston Army Depot, Sierra Army Depot, and Red River Army Depot have expressed interest in securing subcontracting opportunities under this RFP. For information related to the capabilities of these facilities, and Points of Contact, see https://triext.ria.army.mil/ibo/index.html

(AS7005)		(End of Clause)

A-5	52.210-4516	COMMERCIAL EQUIVALENT ITEM(S)	JUN/1998
TACOM LCMC
(RI)

The Government has a preference to satisfy its needs through the acquisition of commercial items.			If you know of any commercial
equivalent item(s) for those listed in this solicitation, please contact the contracting office.			Information provided will be
considered for future procurements.

(AS7003)		(End of Provision)

A-6	52.211-4506	INSTRUCTIONS REGARDING SUBSTITUTIONS FOR MILITARY AND FEDERAL	DEC/1997
	TACOM LCMC	SPECIFICATIONS AND STANDARDS
(RI)

(a) Section I of this document contains DFARS clause 252.211 -7005, Substitutions for Military Specifications and Standards, which allows bidders/quoters/offerors to propose Management Council approved Single Process Initiatives (SPIs) in their bids/quotes/offers, in lieu of military or Federal specifications and standards cited in this solicitation.

(b) An offeror proposing to use an SPI process under this solicitation shall identify the following for each proposed SPI as required by DFARS 252.211 -7005 contained in Section I:

Reference No. of Document Being Continued		Page	4 of 30
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Name of Offeror or Contractor: OPTEX SYSTEMS INC.

(c) An offeror proposing to use an SPI process under this solicitation shall also provide a copy of the Department of Defense acceptance for each SPI process proposed.

(d) In the event an offeror does not identify any SPI in paragraph (b) above, the Government shall conclude that the bidder/quoter/offeror submits its bid/quote/proposal in accordance with the requirements of this solicitation.

(e)	The price that is provided by the offeror in the Schedule in Section B will be considered as follows:

(1) If an SPI is identified in paragraph (b) above, the Government will presume that the price is predicated on the use of the proposed SPI.

     (2) If there is no SPI identified in paragraph (b) above, the Government will presume the price is predicated on the requirements as stated in the solicitation.

(f) Bidders/quoters/offerors are cautioned that there is always the possibility that the Government could make a determination at the Head of the Contracting (HCA)/Program Executive Officer (PEO) level that the proposed SPI is not acceptable for this procurement. If such a determination is made, and the bid/quote/offer only identifies a price predicated on use of proposed SPI, the bid/quote/offer will be determined nonresponsive. Bidders/quoters/offerors who propose SPI processes are encouraged to provide a price below to reflect their price for the item manufactured in accordance with the requirements as stated in this solicitation to preclude possibly being determined nonresponsive:

CLIN		PRICE	$

CLIN		PRICE	$

CLIN		PRICE	$

CLIN		PRICE	$

(AS7008)		(End of Provision)

A-7	52.215-4503	NOTICE TO OFFERORS - ELECTRONIC BID/OFFER RESPONSE REQUIRED		JUL/2008
TACOM LCMC
(RI)

1. TACOM LCMC (RI) has established the capability to receive bids, proposals, and quotes electronically. A hotlink from the TACOM

LCMC (RI) Solicitation Page has been activated to fully automate the response process (see h _t_t_p_s_:_/_/_a_a_i_s_._r_i_a_._a_r_m_y_._m_i_l_/_a_a_i_s_/_S_O_L_I_N_F_O_/_i_n_d_e_x_._h_t_m_). To ensure that your bid, proposal, or quote is considered for award, your response to a solicitation can not include a bid, proposal or quote for any other solicitation. Each bid, proposal, quote responding to a solicitation must be individually submitted; i.e., one solicitation, one electronic submission for that particular solicitation. See paragraph 4 below.

     2. Proposals submitted electronically that cannot be printed in their entirety may not be considered. The government must be able to replicate the electronic version in to a printed format. Electronic comments, text boxes or stamps that cannot be printed may be ignored by the Government and may even render an offer non-responsive. For details of electronic file formats acceptable to the government see: https://aais.ria.army.mil/aais/SOLINFO/electronic_bid_offer_clause.html

     3. IMPORTANT: Bids/proposals/quotes in response to this solicitation are REQUIRED to be submitted in electronic format to the Web site above. Hard copy and facsimile (datafax) bids/offers/quotes WILL NOT BE ACCEPTED.

     NOTE: TACOM LCMC (RI) IS NOT CURRENTLY USING THE ASFI BID/OFFER SUBMISSION PROCESS FOR WHOLESALE CONTRACTING; THUS, ANY BIDS/PROPOSALS/QUOTES RELATED TO THIS SOLICITATION THAT ARE SUBMITTED THROUGH THE ARMY SINGLE FACE TO INDUSTRY (ASFI) BID RESPONSE SYSTEM (BRS) WILL NOT BE ACCEPTED.

4. Your attention is drawn to the following clauses in Section L of this solicitation for instructions and additional information:

LS7011, Electronic Bids/Offers - TACOM LCMC (RI) (TACOM LCMC (RI) 52.215-4510)
SPI PROCESS:	FACILITY:	MILITARY OR	AFFECTED CONTRACT
		FEDERAL SPEC	LINE ITEM #, SUBLINE
		OR STANDARD:	ITEM #, COMPONENT
OR ELEMENT:

Reference No. of Document Being Continued		Page	5 of 30
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Name of Offeror or Contractor: OPTEX SYSTEMS INC.

LS7013, Electronic Award Notice - TACOM LCMC (RI) (TACOM LCMC (RI) 52.215 -4511)

     5. Do NOT combine bids, proposals or quotes from different solicitations into the same, single electronic submission. If a combined response is submitted, only the data pertinent to the first solicitation number in such a combined response will be used and all other data for any other procurement action will be totally disregarded.

A-8	52.233-4503	AMC-LEVEL PROTEST PROGRAM	JUL/2007
TACOM LCMC
(RI)

If you have complaints about this procurement, it is preferable that you first attempt to resolve those concerns with the responsible Contracting Officer. However, you can also protest to Headquarters, AMC. The HQ, AMC-Level Protest Program is intended to encourage interested parties to seek resolution of their concerns within AMC as an Alternative Dispute Resolution forum, rather than filing a protest with General Accounting Office or other external forum. Contract award or performance is suspended during the protest to the same extent, and within the same time periods, as if filed at the GAO. The AMC protest decision goal is to resolve protests within 20 working days from filing. To be timely, protests must be filed within the periods specified in FAR 33.103. Send protests (other than protests to the Contracting Officer) to:

HQ, Army Materiel Command Office of Command Counsel ATTN: AMCCC-PL

9301 Chapek Rd 2-1SE3401 Fort Belvoir VA 22060-5527

Facsimile number (703) 806-8866/8875 Voice Number (703) 806-8762

Packages sent by FedEx or UPS should be addressed to:
HQ Army Materiel Command
Office of Command Counsel
Room 2-1SE3401
1412 Jackson Loop
Ft. Belvoir, VA 22060-5527
The AMC-level protest procedures are found at:
http://www.amc.army.mil/amc/command_counsel/protestlink.htm

If Internet access is not available, contact the Contracting Officer or HQ, AMC Office of Command Counsel at (703) 806-8762 to obtain the AMC-Level Protest Procedures.

A-9	52.243-4510	DIRECT VENDOR DELIVERY	JAN/1999
TACOM LCMC
(RI)

In accordance with the Changes Clause of this contract, the Contractor may be called upon to ship directly to the user, in lieu of the destination in the Schedule, to satisfy urgent or backorder situations. In such instances the Contractor may be directed to use best commercial packaging. The Contractor may also be called upon to ship the item to the new destination within 24 hours of the required delivery date as specified in the Schedule. Please provide your POC, electronic mail address and commercial phone number including area code for this effort below:

(AS7012)		(End of Clause)

A-10	52.245-4500	NOTICE OF DEMILITARIZATION AND TRADE SECURITY CONTROLS CONSIDERATION	OCT/2006
	TACOM LCMC	REQUIREMENT
(RI)

Reference No. of Document Being Continued		Page	6 of 30
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Name of Offeror or Contractor: OPTEX SYSTEMS INC.

This solicitation and any resulting contract are subject to the "Demilitarization and Trade Security Controls Requirements and Procedures" clause, HS7144, contained in Section H of this document.

		Reference No. of Document Being Continued		Page	7 of 30
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Name of Offeror or Contractor: OPTEX SYSTEMS INC.

ITEM NO	SUPPLIES/SERVICES		QUANTITY UNIT UNIT PRICE		AMOUNT

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

0001	P_R_O_D_U_C_T_I_O__ Q_U_A_N_T_I_T_Y

NOUN: M17-NSN 6650-01-317-9138
FSCM: 6650
PART NR: 12357918
SECURITY CLASS: Unclassified

D_e_s_c_r_i_p_t_i_o_n_/_S_p_e_c_s_._/_W_o_r S_t_a_t_e_m_e_n_t
TOP DRAWING NR: 12357918
DATE: 31-OCT-2007

P_a_c_k_a_g_i_n__ a_n_d M_a_r_k_i_n_g
PACKAGING/PACKING/SPECIFICATIONS:
SPI -P12357918, REV E, DATED 19 FEB 02
LEVEL PRESERVATION: Military
LEVEL PACKING: B

I_n_s_p_e_c_t_i_o__ a_n_d A_c_c_e_p_t_a_n_c_e
	INSPECTION: Origin	ACCEPTANCE: Origin

0002	P_R_O_D_U_C_T_I_O__ Q_U_A_N_T_I_T_Y

NOUN: M27-NSN 1240-01-319-8995
FSCM: 1240
PART NR: 12357792
SECURITY CLASS: Unclassified

D_e_s_c_r_i_p_t_i_o_n_/_S_p_e_c_s_._/_W_o_r S_t_a_t_e_m_e_n_t
TOP DRAWING NR: 12357792
DATE: 01-NOV-2007

P_a_c_k_a_g_i_n__ a_n_d M_a_r_k_i_n_g
PACKAGING/PACKING/SPECIFICATIONS:
SPI-P12357792,REV C, DATED 19 FEB 02
LEVEL PRESERVATION: Military
LEVEL PACKING: B

I_n_s_p_e_c_t_i_o__ a_n_d A_c_c_e_p_t_a_n_c_e
	INSPECTION: Origin	ACCEPTANCE: Origin

0003	P_R_O_D_U_C_T_I_O__ Q_U_A_N_T_I_T_Y

NOUN: 15 DEG - 6650-01-317-9139
FSCM: 6650
PART NR: 12357908

		Reference No. of Document Being Continued		Page	8 of 30
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Name of Offeror or Contractor: OPTEX SYSTEMS INC.

ITEM NO	SUPPLIES/SERVICES		QUANTITY UNIT UNIT PRICE		AMOUNT

SECURITY CLASS: Unclassified

D_e_s_c_r_i_p_t_i_o_n_/_S_p_e_c_s_._/_W_o_r S_t_a_t_e_m_e_n_t
TOP DRAWING NR: 12357908
DATE: 31-OCT-2007

P_a_c_k_a_g_i_n__ a_n_d M_a_r_k_i_n_g
PACKAGING/PACKING/SPECIFICATIONS:
SPI-P12357908, REV B, DATED 19 FEB02
LEVEL PRESERVATION: Military
LEVEL PACKING: B

I_n_s_p_e_c_t_i_o__ a_n_d A_c_c_e_p_t_a_n_c_e
	INSPECTION: Origin	ACCEPTANCE: Origin

0004	P_R_O_D_U_C_T_I_O__ Q_U_A_N_T_I_T_Y

NOUN: 20 DEG NSN 1240-01-319-8994
FSCM: 1240
PART NR: 12357909
SECURITY CLASS: Unclassified

D_e_s_c_r_i_p_t_i_o_n_/_S_p_e_c_s_._/_W_o_r S_t_a_t_e_m_e_n_t
TOP DRAWING NR: 12357909
DATE: 31-OCT-2007

P_a_c_k_a_g_i_n__ a_n_d M_a_r_k_i_n_g
PACKAGING/PACKING/SPECIFICATIONS:
SPI-P12357909, REV B, DATED 19 FEB 02
LEVEL PRESERVATION: Military
LEVEL PACKING: B

I_n_s_p_e_c_t_i_o__ a_n_d A_c_c_e_p_t_a_n_c_e
	INSPECTION: Origin	ACCEPTANCE: Origin

0005	P_R_O_D_U_C_T_I_O__ Q_U_A_N_T_I_T_Y

NOUN: M45 - NSN 6650-01-418-6658
FSCM: 6650
PART NR: 12370033
SECURITY CLASS: Unclassified

D_e_s_c_r_i_p_t_i_o_n_/_S_p_e_c_s_._/_W_o_r S_t_a_t_e_m_e_n_t
TOP DRAWING NR: 12370033
DATE: 29-OCT-2007

		Reference No. of Document Being Continued		Page	9 of 30
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Name of Offeror or Contractor: OPTEX SYSTEMS INC.

ITEM NO	SUPPLIES/SERVICES		QUANTITY UNIT UNIT PRICE		AMOUNT

P_a_c_k_a_g_i_n__ a_n_d M_a_r_k_i_n_g
PACKAGING/PACKING/SPECIFICATIONS:
SPI-P1237003, REV B, DATED 19 FEB 02
LEVEL PRESERVATION: Military
LEVEL PACKING: B

I_n_s_p_e_c_t_i_o__ a_n_d A_c_c_e_p_t_a_n_c_e
	INSPECTION: Origin	ACCEPTANCE: Origin

0006	P_R_O_D_U_C_T_I_O__ Q_U_A_N_T_I_T_Y

NOUN: SHOR COM NSN 1240-01-319-5339
FSCM: 1240
PART NR: 12357840
SECURITY CLASS: Unclassified

D_e_s_c_r_i_p_t_i_o_n_/_S_p_e_c_s_._/_W_o_r S_t_a_t_e_m_e_n_t
TOP DRAWING NR: 12357840
DATE: 07-NOV-2007

P_a_c_k_a_g_i_n__ a_n_d M_a_r_k_i_n_g
PACKAGING/PACKING/SPECIFICATIONS:
SPI-P12357840, REV E, NOT DATED
LEVEL PRESERVATION: Military
LEVEL PACKING: B

I_n_s_p_e_c_t_i_o__ a_n_d A_c_c_e_p_t_a_n_c_e
	INSPECTION: Origin	ACCEPTANCE: Origin

0007	P_R_O_D_U_C_T_I_O__ Q_U_A_N_T_I_T_Y

NOUN: TALL COM NSN 1240-01-319-5340
FSCM: 1240
PART NR: 12357841
SECURITY CLASS: Unclassified

D_e_s_c_r_i_p_t_i_o_n_/_S_p_e_c_s_._/_W_o_r S_t_a_t_e_m_e_n_t
TOP DRAWING NR: 12357841
DATE: 07-NOV-2007

P_a_c_k_a_g_i_n__ a_n_d M_a_r_k_i_n_g
PACKAGING/PACKING/SPECIFICATIONS:
SPI-P12357841, REV D, NOT DATED
LEVEL PRESERVATION: Military
LEVEL PACKING: B

I_n_s_p_e_c_t_i_o__ a_n_d A_c_c_e_p_t_a_n_c_e

		Reference No. of Document Being Continued		Page	10 of 30
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Name of Offeror or Contractor: OPTEX SYSTEMS INC.

ITEM NO	SUPPLIES/SERVICES		QUANTITY UNIT UNIT PRICE		AMOUNT

	INSPECTION: Origin	ACCEPTANCE: Origin

0008	P_R_O_D_U_C_T_I_O__ Q_U_A_N_T_I_T_Y

NOUN: LON DRIV NSN 6650-01-320-5628
FSCM: 6650
PART NR: 12357848
SECURITY CLASS: Unclassified

D_e_s_c_r_i_p_t_i_o_n_/_S_p_e_c_s_._/_W_o_r S_t_a_t_e_m_e_n_t
TOP DRAWING NR: 12357848
DATE: 01-NOV-2007

P_a_c_k_a_g_i_n__ a_n_d M_a_r_k_i_n_g
PACKAGING/PACKING/SPECIFICATIONS:
SPI-P12357848, REV D, DATED 10 APR 03
LEVEL PRESERVATION: Military
LEVEL PACKING: B

I_n_s_p_e_c_t_i_o__ a_n_d A_c_c_e_p_t_a_n_c_e
	INSPECTION: Origin	ACCEPTANCE: Origin

0009	C_O_N_T_R_A_C D_A_T_A R_E_Q_U_I_R_E_M_E_N_T_S L_I_S_T (_C_D_R_L_)		$	*_* N_S_P *_* $	*_*__N_S_P__*_*_

NOUN: CDRL
SECURITY CLASS: Unclassified

Contractor will prepare and deliver the data
in accordance with the requirements, quantities
and schedules set forth in the Contract Data
Requirements Lists (DD Form 1423), Exhibit A.
It is required that data items be delivered
using electronic media. Refer to the DD Form
1423 for more specific electronic delivery
information.

A DD250 IS NOT REQUIRED
(End of narrative B001)
I_n_s_p_e_c_t_i_o__	a_n_d A_c_c_e_p_t_a_n_c_e
INSPECTION: Origin	ACCEPTANCE: Destination

Reference No. of Document Being Continued		Page 11 of 30
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Name of Offeror or Contractor: OPTEX SYSTEMS INC.

In addition to the drawing(s) and/or specifications listed below, other documents which are part of this procurement and which apply to

Preservation/Packaging/Packing and Inspection and Acceptance are contained elsewhere.

The following drawing(s) and specifications are applicable to this procurement.

Drawings and Specifications in accordance with enclosed Technical Data Package Listing - SEE BELOW - with revisions in effect as of SEE BELOW (except as follows):

1. TDPL: 12370033:19207 - 29 OCT 2007 Periscope, M45 NSN:6650-01-418-6658

To all drawings and associated documents without a distribution statement, add distribution C.

10940477, CHANGE NOTE 1: TO READ:

"SILICONE RUBBER, M3GE503A19B37C12F19, FABRICATE IN ACCORDANCE WITH ASTM-D2000."

2. TDPL: 12357840:19207 - 7 NOV 2007 Periscope Assy/Comdr Side NSN: 1240-01-319-5339

To all drawings and associated documents without a distribution statement, add distribution C.

SPI 12357840:
-Delete NSN:1240-01-319-5330 and Add NSN:1240-01-319-5339.

3. TDPL: 12357841:19207 - 7 NOV 2007 Periscope Assy/Cmdr Front NSN: 1240-01-319-5340

To all drawings and associated documents without a distribution statement, add distribution C.

4. TDPL: 12357848:19207 - 1 NOV 2007 Periscope Assy/Drivers Unity NSN: 6650-01-320-5628 To all drawings and associated documents without a distribution statement, add distribution C.

TDPL:
Document	Delete	Substitute	Add
ECP D3T3005	X	-	-

4. TDPL:	12357918:19207	- 31 OCT 2007 Periscope, Tank M17E4 NSN: 6650-01-317-9138

To all drawings and associated documents without a distribution statement, add distribution C.

7674952:

-Delete P-L-391 and Replace with L-P-391.

12357793, 7043539, and 7048694:

-Delete MIL-C-46168 and Replace with MIL-DTL-53039.

5. TDPL: 12357909:19207 - 31 OCT 2007 Periscope 20 Degree Uplock NSN: 1240-01-319-8994 To all drawings and associated documents without a distribution statement, add distribution C.

QS12357909:

-Delete MIL-P-63420 and Replace with MIL-DTL-62420.

6. TDPL: 12357792:19207 - 01 NOV 2007 Periscope, Tank M27E4 NSN: 1240-01-319-8995

To all drawings and associated documents without a distribution statement, add distribution C.

	Re_g_u_l_a_t_o_r__ C_i_t_e		T_i_t_l_e_	D_a_t_e_

C-1	52.210-4501	DRAWINGS/SPECIFICATIONS		MAR/1988
TACOM LCMC
(RI)

Reference No. of Document Being Continued		Page 12 of 30
CONTINUATION SHEET
PIIN/SIIN W52H09-09-D-0128	MOD/AMD

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

A. Military preservation, packing, and marking for the item identified above shall be accomplished in accordance with the specific requirements identified below, all the applicable requirements of, MIL-STD-2073-1, Revision D, Date 15 Dec 99 including Notice 1, dated 10 May 02 and the Special Packaging Instruction (SPI) contained in the TDP.

PRESERVATION: MILITARY LEVEL OF PACKING: -B-

QUANTITY PER UNIT PACKAGE: -001-

SPI NUMBER-P1257841 REV D, NOT DATED; P12357848, REV D, DATED 10 APR 03; P12357918, REV E,

     DATED 19 FEB 02; P12370033, REV B, DATED 19 FEB 02; P12357840, REV E, NOT DATED; P12357909, REV B, DATED 19 FEB 02; P12357792, REV C, DATED 19 FEB 02; P12357850, REV C, DATED 19 FEB 02

B. Unitization: Shipments of identical items going to the same destination shall be palletized if they have a total cubic displacement of 50 cubic feet or more unless skids or other forklift handling features are included on the containers. Pallet loads must be stable, and to the greatest extent possible, provide a level top for ease of stacking. A palletized load shall be of a size to allow for placement of two loads high and wide in a conveyance. The weight capacity of the pallet must be adequate for the load. The pallet shall be a 40 x 48 inch, 4-way entry pallet although variations may be permitted as dictated by the characteristics of the items being unitized. The load shall be contained in a manner that will permit safe handling during shipment and storage.

C.	Marking: In addition to any special markings called out on the SPI;

C.	1. All unit packages, intermediate packs, exterior shipping containers, and, as applicable, unitized loads shall be marked in accordance with MIL-STD-129, Revision P, Change Notice 4, dated 19 Sep 2007 including bar coding and a MSL label. The contractor is responsible for application of special markings as discussed in the Military Standard regardless of whether specified in the contract or not. Special markings include, but are not limited to, Shelf-life markings, structural markings, and transportation special handling markings. The marking of pilferable and sensitive materiel will not identify the nature of the materiel. Passive RFID tagging is required in all contracts that contain DFARS clause 252.211 -7006. Contractors must check the solicitation and/or contract for this clause. For details and most recent information, see http://www.acq.osd.mil/log/rfid/index.htm for the current DoD Suppliers Passive RFID Information Guide and Supplier Implementation Plan. If the item has Unique Item Identifier (UII) markings then the concatenated UII needs to be 2D bar coded and applied on the unit package, intermediate and exterior containers, and the palletized unit load.

D. Heat Treatment and Marking of Wood Packaging Materials: All non-manufactured wood used in packaging shall be heat treated to a core temperature of 56 degrees Celsius for a minimum of 30 minutes. The box/pallet manufacturer and the manufacturer of wood used as inner packaging shall be affiliated with an inspection agency accredited by the board of review of the American Lumber Standard Committee. The box/pallet manufacturer and the manufacturer of wood used as inner packaging shall ensure tractability to the original source of heat treatment. Each box/pallet shall be marked to show the conformance to the International Plant Protection Convention Standard.

Boxes/pallets and any wood used as inner packaging made of non-manufactured wood shall be heat-treated. The quality mark shall be placed on both ends of the outer packaging, between the end cleats or end battens; on two sides of the pallet. Foreign manufacturers shall have the heat treatment of non-manufactured wood products verified in accordance with their National Plant Protection Organizations compliance program. In addition, wood used as dunnage for blocking and bracing, to include ISO containers, shall be ordered with ALSC certified marking for dunnage or the markings may be applied locally at two foot intervals.

E. This SPI has been validated and the method of preservation/packing has proven successful in meeting the needs of the military distribution system, including indeterminate storage and shipment throughout the world. Special instructions and/or tailoring of the SPI is detailed in the Supplemental Instructions below. A prototype package is required to validate the sizes and fit requirements of the SPI. Minor dimensional and size changes are acceptable provided contractor provides the PCO and ACO with notification 60 days prior to delivery. Any design changes or changes in the method of preservation that provide a cost savings without degrading the method of preservation or packing or affecting the serviceability of the item will be considered and responded to within 10 days of submission to PCO and ACO. Government reserves the right to require testing to validate alternate industrial preservation methods, materials, alternate blocking, bracing, cushioning, and packing.

F.	Hazardous Materials (as applicable):

F.	1..Hazardous Materials is defined as a substance, or waste which has been determined by the Secretary of Transportation to be capable of posing an unreasonable risk to health, safety, and property when transported in commerce and which has been so designated. (This includes all items listed as hazardous in Titles 29, 40 and 49 CFR and other applicable modal regulations effective at the time of shipment.)

F.2. Unless otherwise specified, packaging and marking for hazardous material shall comply with the requirements for the mode of

SECTION D - PACKAGING AND MARKING

	Re_g_u_l_a_t_o_r__	C_i_t_e	T_i_t_l_e_	D_a_t_e_

D-1	52.211-4501		PACKAGING REQUIREMENTS (SPECIAL PACKAGING INSTRUCTIONS)	DEC/2007
TACOM LCMC
(RI)

Reference No. of Document Being Continued		Page 13 of 30
CONTINUATION SHEET
PIIN/SIIN W52H09-09-D-0128	MOD/AMD

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

transport and the applicable performance packaging contained in the following documents: --International Air Transport Association (IATA) Dangerous Goods Regulations --International Maritime Dangerous Goods Code (IMDG) --Code of Federal Regulations (CFR) Title 29, Title 40 and Title 49 --Joint Service Regulation AFJMAN24-204/TM38-250/NAVSUPPUB 505/MCO

P4030.19/DLAM 4145.3 (for military air shipments).

F.3. If the shipment originates from outside the continental United States, the shipment shall be prepared in accordance with the United Nations Recommendations on the Transport of Dangerous Goods in a manner acceptable to the Competent Authority of the nation of origin and in accordance with regulations of all applicable carriers.

F.4. When applicable, a Product Material Safety Data Sheets (MSDS) is required to be included with every unit pack and intermediate container and shall be included with the packing list inside the sealed pouch attached to the outside of the package.

G. SUPPLEMENTAL INSTRUCTIONS: -NA-

(DS6419)
(End of Clause)

Reference No. of Document Being Continued		Page 14 of 30
CONTINUATION SHEET
PIIN/SIIN W52H09-09-D-0128	MOD/AMD

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

SECTION E - INSPECTION AND ACCEPTANCE

This document incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at these addresses:

http://farsite.hill.af.mil/VFFARA.HTM or http://farsite.hill.af.mil/VFDFARA.HTM or http://farsite.hill.af.mil/VFAFARa.HTM

If the clause requires additional or unique information, then that information is provided immediately after the clause title.

	Re_g_u_l_a_t_o_r__ C_i_t_e	T_i_t_l_e_	D_a_t_e_
E-1	52.246-2	INSPECTION OF SUPPLIES--FIXED-PRICE	AUG/1996
E-2	52.246-16	RESPONSIBILITY FOR SUPPLIES	APR/1984

E-3	52.246-11	HIGHER-LEVEL CONTRACT QUALITY REQUIREMENT	FEB/1999

The Contractor shall comply with the higher-level quality standard selected below.

Title		Number	Date

Quality Management Systems-Requirements ISO 9001:2000 13 Dec 00
Tailored by excluding paragraphs 7.3, 7.4, 7.5.1, and 7.5.2

(End of Clause)

E-4	52.209-4512	FIRST ARTICLE TEST (CONTRACTOR TESTING)		MAR/2008
TACOM LCMC
(RI)

a. The first article shall be examined and tested in accordance with contract requirements, the item specification(s), Quality Assurance Provisions (QAPs) and all drawings listed in the Technical Data Package.

b. The first article shall be representative of items to be manufactured using the same processes and procedures and at the same facility as contract production. All parts and materials, including packaging and packing, shall be obtained from the same source of supply as will be used during regular production. All components, subassemblies, and assemblies in the first article sample shall have been produced by the Contractor (including subcontractors) using the technical data package applicable to this procurement.

c. The first article shall be inspected and tested by the contractor for all requirements of the drawing(s), the QAPs, and specification(s) referenced thereon, except for:

     (1) Inspections and tests contained in material specifications provided that the required inspection and tests have been performed previously and certificates of conformance are submitted with the First Article Test Report.

     (2) Inspections and tests for Military Standard (MS) components and parts provided that inspection and tests have been performed previously and certifications for the components and parts are submitted with the First Article Test Report.

     (3) Corrosion resistance tests over 10 days in length provided that a test specimen or sample representing the same process has successfully passed the same test within 30 days prior to processing the first article, and results of the tests are submitted with the First Article Test Report.

     (4) Life cycle tests over 10 days in length provided that the same or similar items manufactured using the same processes have successfully passed the same test within 1 year prior to processing the first article and results of the tests are submitted with the First Article Test Report.

     (5) Onetime qualification tests, which are defined as a one-time on the drawing(s), provided that the same or similar item manufactured using the same processes has successfully passed the tests, and results of the test are on file at the contractor's facility and certifications are submitted with the First Article Test Report.

d. Those inspections which are of a destructive nature shall be performed upon additional sample parts selected from the same lot(s) or batch(es) from which the first article was selected.

Reference No. of Document Being Continued		Page 15 of 30
CONTINUATION SHEET
PIIN/SIIN W52H09-09-D-0128	MOD/AMD

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

e. A First Article Test Report shall be compiled by the contractor documenting the results of all inspections and tests (including supplier's and vendor's inspection records and certifications, when applicable). The First Article Test Report shall include actual inspection and test results to include all measurements, recorded test data, and certifications (if applicable) keyed to each drawing, specification and QAP requirement and identified by each individual QAP characteristic, drawing/specification characteristic and unlisted characteristic. Evidence of the QAR's verification will be provided. One copy of the First Article Test Report will be copy furnished to AMSRD-AAR-QEP-A, and to the Administrative Contracting Officer.

f. Notwithstanding the provisions for waiver of first article, an additional first article sample or portion thereof, may be ordered by the Contracting Officer in writing when (i) a major change is made to the technical data, (ii) whenever there is a lapse in production for a period in excess of 90 days, or (iii) whenever a change occurs in place of performance, manufacturing process, material used, drawing, specification or source of supply. When conditions (i), (ii), or (iii) above occurs, the Contractor shall notify the Contracting Officer so that a determination can be made concerning the need for the additional first article sample or portion thereof, and instructions provided concerning the submission, inspection, and notification of results. Costs of the additional first article testing resulting from any of the causes listed herein that were instituted by the contractor and not due to changes directed by the Government shall be borne by the Contractor.

(ES6016)		(End of Clause)

E-5	52.246-4533	SURFACE QUALITY STANDARDS	MAR/2001
TACOM LCMC
(RI)

a. Surface quality standards for optical elements (Scratch and Dig) per MIL-PRF-13830B, are required to perform acceptance inspection under this contract and are available as listed in appendix 1 of this contract. The standards will be furnished to the Contractor on a loan basis for use on this contract. The standards shall not be used on other contracts unless written authorization is received from the Contracting Officer. The Administering Contracting Officer (ACO) designated by the agency administering the contract, or the Contracting Officer (CO) if an ACO was not assigned shall submit the Contractor's request for equipment to Commander, ARDEC, ATTN: AMSRD-AAR-QEW, Picatinny Arsenal, NJ 07806-5000. Shipping costs shall be borne by the shipper.

b. The contractor shall hereby indicate the facility to which this Government Furnished Property should be shipped:

c. Upon receipt, the Contractor should retain shipping containers for return of the standards. All costs of packing, packaging, shipping, and insurance shall be borne by the Contractor.

d. The Contractor shall be responsible for shipping the surface quality standards to the Government for certification at 12 month intervals. Notification and shipping instructions shall be provided to the Contractor by Same as above. The notification shall include the standard's serial number and will be sent 30 days prior to the actual due date for certification.

e. Within 30 calendar days after completion of delivery of all items on this contract requiring scratch and digs, the Contractor shall assure that the Government owned standards referenced in paragraph a above are in the same condition as when received. Upon verification by a Government representative that the standards are undamaged. the Contractor shall prepare the standards for delivery in accordance with best commercial practices. The Contractor shall ship the standards with a DD Form 1149 to Same as above.

(ES6018)		(End of Clause)

E-6	52.246-4532	DESTRUCTIVE TESTING	MAY/1994
TACOM LCMC RI

a. All costs for destructive testing by the Contractor and items destroyed by the Government are considered as being included in the contract unit price.

b. Where destructive testing of items or components thereof is required by contract or specification, the number of items or components required to be destructively tested, whether destructively tested or not, shall be in addition to the quantity to be delivered to the

Reference No. of Document Being Continued		Page 16 of 30
CONTINUATION SHEET
PIIN/SIIN W52H09-09-D-0128	MOD/AMD

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

Government as set forth in the Contract Schedule.

c. All pieces of the complete First Article shall be considered as destructively tested items unless specifically exempted by other provisions of this contract.

d. The Contractor shall not reuse any components from items used in a destructive test during First Article, lot acceptance or inprocess testing, unless specifically authorized by the Contracting Officer.

e. The Government reserves the right to take title to all or any items or components described above. The Government may take title to all or any items or components upon notice to the Contractor. The items or components of items to which the Government takes title shall be shipped in accordance with the Contracting Officer's instructions. Those items and components to which the Government does not obtain title shall be rendered inoperable and disposed of as scrap by the Contractor.

(ES7011)
(End of Clause)

Reference No. of Document Being Continued		Page 17 of 30
CONTINUATION SHEET
PIIN/SIIN W52H09-09-D-0128	MOD/AMD

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

SECTION F - DELIVERIES OR PERFORMANCE

This document incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at these addresses:

http://farsite.hill.af.mil/VFFARA.HTM or http://farsite.hill.af.mil/VFDFARA.HTM or http://farsite.hill.af.mil/VFAFARa.HTM

If the clause requires additional or unique information, then that information is provided immediately after the clause title.

	Re_g_u_l_a_t_o_r__ C_i_t_e	T_i_t_l_e_	D_a_t_e_
F-1	52.242-17	GOVERNMENT DELAY OF WORK	APR/1984
F-2	52.247-34	F.O.B. DESTINATION	NOV/1991
F-3	52.247-35	F.O.B. DESTINATION, WITHIN CONSIGNEES' PREMISES	APR/1984
F-4	52.247-38	F.O.B. INLAND CARRIER, POINT OF EXPORTATION	FEB/2006

F-5	52.247-4531	COGNIZANT TRANSPORTATION OFFICER	MAY/1993
TACOM LCMC
(RI)

(a) The Contract Administration Office designated at the time of contract award, or the office servicing the point of shipment if subsequently designated by the original office, will be the contact point to which the contractor will:

     (1) Submit, as necessary, DD Form 1659, Application for U.S. Government Bill(s) of Lading/Export Traffic Release, in triplicate at least ten days prior to date supplies will be available for shipment;

(2)	Obtain shipping instructions as necessary for F.O.B. Destination delivery; and

(3)	Furnish necessary information for MILSTRIP/MILSTAMP or other shipment documentation and movement control, including air and water terminal clearances.

     (4) For FMS, at least 10 days in advance of actual shipping date, the contractor should request verification of "Ship to" and "Notification" address from the appropriate DCMA.

(b)	The Contract Administration Office will provide to the contractor data necessary for shipment marking and freight routing.

(c)	The contractor shall not ship directly to a Military air or waterport terminal without authorization by the designated point of contact.
(FS7240)	(End of Clause)

		Reference No. of Document Being Continued		Page 18 of 30
CONTINUATION SHEET
		PIIN/SIIN W52H09-09-D-0128	MOD/AMD

Name of Offeror or Contractor:		OPTEX SYSTEMS INC.

SECTION H - SPECIAL CONTRACT REQUIREMENTS

	Re_g_u_l_a_t_o_r__ C_i_t_e	T_i_t_l_e_		D_a_t_e_

H-1	52.247-4545	PLACE OF CONTRACT SHIPPING POINT, RAIL INFORMATION		MAY/1993
TACOM LCMC
(RI)

The bidder/offeror is to fill in the 'Shipped From' address, if different from 'Place of Performance' indicated elsewhere in this section.

Shipped From:

For contracts involving F.O.B. Origin shipments furnish the following rail information:

Does Shipping Point have a private railroad siding? YES NO

If YES, give name of rail carrier serving it:

If NO, give name and address of nearest rail freight station and carrier serving it:

Rail Freight Station Name and Address:

Serving Carrier:
(HS7600)	(End of Clause)

Reference No. of Document Being Continued		Page 19 of 30
CONTINUATION SHEET
PIIN/SIIN W52H09-09-D-0128	MOD/AMD

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

SECTION I - CONTRACT CLAUSES

This document incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at these addresses:

http://farsite.hill.af.mil/VFFARA.HTM or http://farsite.hill.af.mil/VFDFARA.HTM or http://farsite.hill.af.mil/VFAFARa.HTM

If the clause requires additional or unique information, then that information is provided immediately after the clause title.

	Re_g_u_l_a_t_o_r__ C_i_t_e	T_i_t_l_e_	D_a_t_e_
I-1	52.202-1	DEFINITIONS	JUL/2004
I-2	52.203-3	GRATUITIES	APR/1984
I-3	52.203-5	COVENANT AGAINST CONTINGENT FEES	APR/1984
I-4	52.203-6	RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT	SEP/2006
I-5	52.203-7	ANTI-KICKBACK PROCEDURES	JUL/1995
I-6	52.203-8	CANCELLATION, RECISSION, AND RECOVERY OF FUNDS FOR ILLEGAL OR	JAN/1997
IMPROPER ACTIVITY
I-7	52.203-10	PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY	JAN/1997
I-8	52.203-12	LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS	SEP/2007
I-9	52.204-4	PRINTED OR COPIED DOUBLE-SIDED ON RECYCLED PAPER	AUG/2000
I-10	52.204-7	CENTRAL CONTRACTOR REGISTRATION	APR/2008
I-11	52.209-6	PROTECTING THE GOVERNMENT'S INTEREST WHEN SUBCONTRACTING WITH	SEP/2006
CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT
I-12	52.211-5	MATERIAL REQUIREMENTS	AUG/2000
I-13	52.211-15	DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS	APR/2008
I-14	52.215-2	AUDIT AND RECORDS--NEGOTIATIONS	JUN/1999
I-15	52.215-10	PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA	OCT/1997
I-16	52.215-14	INTEGRITY OF UNIT PRICES	OCT/1997
I-17	52.215-15	PENSION ADJUSTMENTS AND ASSET REVERSIONS	OCT/2004
I-18	52.215-18	REVERSION OR ADJUSTMENT OF PLANS FOR POSTRETIREMENT BENEFITS (PRB)	JUL/2005
OTHER THAN PENSIONS
I-19	52.219-8	UTILIZATION OF SMALL BUSINESS CONCERNS	MAY/2004
I-20	52.219-9	SMALL BUSINESS SUBCONTRACTING PLAN (DEVIATION 2008-O0004)	APR/2008
I-21	52.219-16	LIQUIDATED DAMAGES--SUBCONTRACTING PLAN	JAN/1999
I-22	52.219-25	SMALL DISADVANTAGED BUSINESS PARTICIPATION PROGRAM--DISADVANTAGED	APR/2008
STATUS AND REPORTING
I-23	52.222-19	CHILD LABOR--COOPERATION WITH AUTHORITIES AND REMEDIES	FEB/2008
I-24	52.222-20	WALSH-HEALEY PUBLIC CONTRACTS ACT	DEC/1996
I-25	52.222-21	PROHIBITION OF SEGREGATED FACILITIES	FEB/1999
I-26	52.222-26	EQUAL OPPORTUNITY	MAR/2007
I-27	52.222-35	EQUAL OPPORTUNITY FOR SPECIAL DISABLED VETERANS, VETERANS OF THE	SEP/2006
VIETNAM ERA, AND OTHER ELIGIBLE VETERANS
I-28	52.222-36	AFFIRMATIVE ACTION FOR WORKERS WITH DISABILITIES	JUN/1998
I-29	52.222-37	EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS, VETERANS OF THE	SEP/2006
VIETNAM ERA, AND OTHER ELIGIBLE VETERANS
I-30	52.222-50	COMBATING TRAFFICKING IN PERSONS	AUG/2007
I-31	52.223-6	DRUG-FREE WORKPLACE	MAY/2001
I-32	52.223-14	TOXIC CHEMICAL RELEASE REPORTING	AUG/2003
I-33	52.225-13	RESTRICTIONS ON CERTAIN FOREIGN PURCHASES	JUN/2008
I-34	52.227-1	AUTHORIZATION AND CONSENT	DEC/2007
I-35	52.227-2	NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT	DEC/2007
I-36	52.229-3	FEDERAL, STATE, AND LOCAL TAXES	APR/2003
I-37	52.230-2	COST ACCOUNTING STANDARDS	OCT/2008
I-38	52.230-3	DISCLOSURE AND CONSISTENCY OF COST ACCOUNTING PRACTICES	OCT/2008
I-39	52.230-6	ADMINISTRATION OF COST ACCOUNTING STANDARDS	MAR/2008
I-40	52.232-1	PAYMENTS	APR/1984
I-41	52.232-8	DISCOUNTS FOR PROMPT PAYMENT	FEB/2002
I-42	52.232-11	EXTRAS	APR/1984
I-43	52.232-17	INTEREST	OCT/2008
I-44	52.232-23	ASSIGNMENT OF CLAIMS (JAN 1986) -- ALTERNATE I (APR 1984)	APR/1984
I-45	52.232-25	PROMPT PAYMENT	OCT/2008
I-46	52.232-33	PAYMENT BY ELECTRONIC FUNDS TRANSFER--CENTRAL CONTRACTOR REGISTRATION	OCT/2003

		Reference No. of Document Being Continued		Page 20 of 30
CONTINUATION SHEET
		PIIN/SIIN W52H09-09-D-0128	MOD/AMD

Name of Offeror or Contractor:		OPTEX SYSTEMS INC.

	Re_g_u_l_a_t_o_r__ C_i_t_e	T_i_t_l_e_		D_a_t_e_

I-47	52.233-1	DISPUTES		JUL/2002
I-48	52.233-3	PROTEST AFTER AWARD		AUG/1996
I-49	52.233-4	APPLICABLE LAW FOR BREACH OF CONTRACT CLAIM		OCT/2004
I-50	52.242-13	BANKRUPTCY		JUL/1995
I-51	52.243-1	CHANGES--FIXED PRICE		AUG/1987
I-52	52.244-6	SUBCONTRACTS FOR COMMERCIAL ITEMS		MAR/2007
I-53	52.246-23	LIMITATION OF LIABILITY		FEB/1997
I-54	52.247-63	PREFERENCE FOR U.S.-FLAG AIR CARRIERS		JUN/2003
I-55	52.248-1	VALUE ENGINEERING		FEB/2000
I-56	52.249-2	TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (FIXED-PRICE)		MAY/2004
I-57	52.249-8	DEFAULT (FIXED-PRICE SUPPLY AND SERVICE)		APR/1984
I-58	52.253-1	COMPUTER GENERATED FORMS		JAN/1991
I-59	252.203-7001	PROHIBITION ON PERSONS CONVICTED OF FRAUD OR OTHER DEFENSE-CONTRACT-		DEC/2004
RELATED FELONIES
I-60	252.204-7000	DISCLOSURE OF INFORMATION		DEC/1991
I-61	252.204-7003	CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT		APR/1992
I-62	252.204-7004	ALTERNATE A, CENTRAL CONTRACTOR REGISTRATION (52.204-7)		SEP/2007
I-63	252.205-7000	PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT HOLDERS		DEC/1991
I-64	252.209-7004	SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR CONTROLLED BY THE		DEC/2006
GOVERNMENT OF A TERRORIST COUNTRY
I-65	252.215-7002	COST ESTIMATING SYSTEM REQUIREMENTS		DEC/2006
I-66	252.219-7003	SMALL BUSINESS SUBCONTRACTING PLAN (DOD CONTRACTS)		APR/2007
I-67	252.225-7004	REPORT OF INTENDED PERFORMANCE OUTSIDE THE UNITED STATES AND CANADA--		MAY/2007
SUBMISSION AFTER AWARD
I-68	252.225-7006	QUARTERLY REPORTING OF ACTUAL CONTRACT PERFORMANCE OUTSIDE THE UNITED		MAY/2007
STATES
I-69	252.225-7012	PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES		MAR/2008
I-70	252.225-7013	DUTY-FREE ENTRY		OCT/2006
I-71	252.225-7016	RESTRICTION ON ACQUISITION OF BALL AND ROLLER BEARINGS		MAR/2006
I-72	252.226-7001	UTILIZATION OF INDIAN ORGANIZATIONS, INDIAN-OWNED ECONOMIC		SEP/2004
ENTERPRISES, AND NATIVE HAWAIIAN SMALL BUSINESS CONCERNS
I-73	252.227-7013	RIGHTS IN TECHNICAL DATA--NONCOMMERCIAL ITEMS		NOV/1995
I-74	252.227-7014	RIGHTS IN NONCOMMERCIAL COMPUTER SOFTWARE AND NONCOMMERCIAL COMPUTER		JUN/1995
SOFTWARE DOCUMENTATION
I-75	252.227-7015	TECHNICAL DATA--COMMERCIAL ITEMS		NOV/1995
I-76	252.227-7016	RIGHTS IN BID OR PROPOSAL INFORMATION		JUN/1995
I-77	252.227-7019	VALIDATION OF ASSERTED RESTRICTIONS--COMPUTER SOFTWARE		JUN/1995
I-78	252.227-7025	LIMITATIONS ON THE USE OR DISCLOSURE OF GOVERNMENT-FURNISHED		JUN/1995
INFORMATION MARKED WITH RESTRICTIVE LEGENDS
I-79	252.227-7027	DEFERRED ORDERING OF TECHNICAL DATA OR COMPUTER SOFTWARE		APR/1988
I-80	252.227-7030	TECHNICAL DATA--WITHHOLDING OF PAYMENT		MAR/2000
I-81	252.227-7037	VALIDATION OF RESTRICTIVE MARKINGS ON TECHNICAL DATA		SEP/1999
I-82	252.231-7000	SUPPLEMENTAL COST PRINCIPLES		DEC/1991
I-83	252.232-7003	ELECTRONIC SUBMISSION OF PAYMENT REQUESTS AND RECEIVING REPORTS		MAR/2008
I-84	252.232-7010	LEVIES ON CONTRACT PAYMENTS		DEC/2006
I-85	252.243-7001	PRICING OF CONTRACT MODIFICATIONS		DEC/1991
I-86	252.243-7002	REQUESTS FOR EQUITABLE ADJUSTMENT		MAR/1998
I-87	252.246-7000	MATERIAL INSPECTION AND RECEIVING REPORT		MAR/2008
I-88	252.247-7023	TRANSPORTATION OF SUPPLIES BY SEA		MAY/2002

I-89	52.209-3	FIRST ARTICLE APPROVAL -- CONTRACTOR TESTING - ALTERNATES I AND II		JAN/1997

(a) The Contractor shall test 6 each unit(s) of Lot/Item as shown in schedule B as specified in this contract. At least 15 calendar days before the beginning of first article tests, the Contractor shall notify the Contracting Officer, in writing, of the time and location of the testing so that the Government may witness the tests.

(b) The Contractor shall submit the first article test report within (see schedule B) calendar days from the date of this contract to -5-marked First Article Test Report: Contract No. , Lot/Item No. Within 30 calendar days after the Government receives the test report, the Contracting Officer shall notify the Contractor, in writing, of the conditional approval, approval, or disapproval of the first article. The notice of conditional approval or approval shall not relieve the Contractor from complying with all requirements of the specifications and all other terms and conditions of this contract. A notice of conditional approval shall state any further action required of the Contractor. A notice of disapproval shall cite reasons for the disapproval.

Reference No. of Document Being Continued		Page 21 of 30
CONTINUATION SHEET
PIIN/SIIN W52H09-09-D-0128	MOD/AMD

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

(c) If the first article is disapproved, the Contractor, upon Government request, shall repeat any or all first article tests. After each request for additional tests, the Contractor shall make any necessary changes, modifications, or repairs to the first article or select another first article for testing. All costs related to these tests are to be borne by the Contractor, including any and all costs for additional tests following a disapproval. The Contractor shall then conduct the tests and deliver another report to the Government under the terms and conditions and within the time specified by the Government. The Government shall take action on this report within the time specified in paragraph (b) above. The Government reserves the right to require an equitable adjustment of the contract price for any extension of the delivery schedule, or for any additional costs to the Government related to these tests.

(d) If the Contractor fails to deliver any first article report on time, or the Contracting Officer disapproves any first article, the Contractor shall be deemed to have failed to make delivery within the meaning of the Default clause of this contract.

(e) Unless otherwise provided in the contract, and if the approved first article is not consumed or destroyed in testing, the Contractor may deliver the approved first article as part of the contract quantity if it meets all contract requirements for acceptance.

(f) If the Government does not act within the time specified in paragraph (b) or (c) above, the Contracting Officer shall, upon timely written request from the Contractor, equitably adjust under the changes clause of this contract the delivery or performance dates and/or the contract price, and any other contractual term affected by the delay.

(g) Before first article approval, the Contracting Officer may, by written authorization, authorize the Contractor to acquire specific materials or components or to commence production to the extent essential to meet the delivery schedules. Until first article approval is granted, only costs for the first article and costs incurred under this authorization are allocable to this contract for

(1)	progress payments, or

(2)	termination settlements if the contract is terminated for the convenience of the Government. If first article tests reveal deviations from contract requirements, the Contractor shall, at the location designated by the Government, make the required changes or replace all items produced under this contract at no change in the contract price.

(h) The Government may waive the requirement for first article approval test where supplies identical or similar to those called for in the schedule have been previously furnished by the offeror/contractor and have been accepted by the Government. The offeror/contractor may request a waiver.

(i) The Contractor shall produce both the first article and the production quantity at the same facility.

(End of Clause)
I-90
52.232-16
PROGRESS PAYMENTS
APR/2003

The Government will make progress payments to the Contractor when requested as work progresses, but not more frequently than monthly in amounts of $2,500 or more approved by the Contracting Officer, under the following conditions:

(a)	Computation of amounts.

(1) Unless the Contractor requests a smaller amount, the Government will compute each progress payment as 80 percent of the

Contractors total costs incurred under this contract whether or not actually paid, plus financing payments to subcontractors (see paragraph (j) of this clause), less the sum of all previous progress payments made by the Government under this contract. The Contracting Officer will consider cost of money that would be allowable under FAR 31.205 -10 as an incurred cost for progress payment purposes.

     (2) The amount of financing and other payments for supplies and services purchased directly for the contract are limited to the amounts that have been paid by cash, check, or other forms of payment, or that are determined due will be paid to subcontractors--

(i)	In accordance with the terms and conditions of a subcontract of invoice; and

(ii)	Ordinarily within 30 days of the submission of the Contractors payment request to the Government.

(3)	The Government will exclude accrued costs of Contractor contributions under employee pension plans until actually paid unless--

	(i)	The Contractors practice is to make contributions to the retirement fund quarterly or more frequently; and

	(ii)	The contribution does not remain unpaid 30 days after the end of the applicable quarter or shorter payment period (any contribution remaining unpaid shall be excluded from the Contractors total costs for progress payments until paid).

Reference No. of Document Being Continued		Page 22 of 30
CONTINUATION SHEET
PIIN/SIIN W52H09-09-D-0128	MOD/AMD

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

(4)	The Contractor shall not include the following in total costs for progress payment purposes in paragraph (a)(1) of this clause: (i) Costs that are not reasonable, allocable to this contract, and consistent with sound and generally accepted accounting principles and practices.
(ii)	Costs incurred by subcontractors or suppliers.

(iii)	Costs ordinarily capitalized and subject to depreciation or amortization except for the properly depreciated or amortized portion of such costs.
(iv)	Payments made or amounts payable to the subcontractors or suppliers, except for--

	(A)	completed work, including partial deliveries, to which the Contractor has acquired title; and

	(B)	Work under cost-reimbursement or time-and-material subcontracts to which the Contractor has acquired title.

     (5) The amount of unliquidated progress payments may exceed neither (i) the progress payments made against incomplete work (including allowable unliquidated progress payments to subcontractors) nor (ii) the value, for progress payment purposes, of the incomplete work. Incomplete work shall be considered to be the supplies and services required by this contract, for which delivery and invoicing by the Contractor and acceptance by the Government are incomplete.

(6)	The total amount of progress payments shall not exceed 80 percent of the total contract price.

(7)	If a progress payment or the unliquidated progress payments exceed the amounts permitted by subparagraphs (a)(4) or (a)(5) above,

the Contractor shall repay the amount of such excess to the Government on demand.

     (8) Notwithstanding any other terms of the contract, the Contractor agrees not to request progress payments in dollar amounts of less than $2,500. The Contracting Officer may make exceptions.

(b) Liquidation. Except as provided in the Termination for Convenience of the Government clause, all progress payments shall be liquidated by deducting from any payment under this contract, other than advance or progress payments, the unliquidated progress payments, or 80 percent of the amount invoiced, whichever is less. The Contractor shall repay to the Government any amounts required by a retroactive price reduction, after computing liquidations and payments on past invoices at the reduced prices and adjusting the unliquidated progress payments accordingly. The Government reserves the right to unilaterally change from the ordinary liquidation rate to an alternate rate when deemed appropriate for proper contract financing.

(c) Reduction or suspension. The Contracting Officer may reduce or suspend progress payments, increase the rate of liquidation, or take a combination of these actions, after finding on substantial evidence any of the following conditions:

(1)	The Contractor failed to comply with any material requirement of this contract (which includes paragraphs (f) and (g) below).

(2)	Performance of this contract is endangered by the Contractors --

(i) Failure to make progress; or

(ii) Unsatisfactory financial condition.

(3)	Inventory allocated to this contract substantially exceeds reasonable requirements.

(4)	The Contractor is delinquent in payment of the costs of performing this contract in the ordinary course of business.

(5)	The unliquidated progress payments exceed the fair value of the work accomplished on the undelivered portion of this contract.

(6)	The Contractor is realizing less profit than that reflected in the establishment of any alternate liquidation rate in paragraph

(b)	above, and that rate is less than the progress payment rate stated in subparagraph (a)(1) above.

(d)	Title.

(1) Title to the property described in this paragraph (d) shall vest in the Government. Vestiture shall be immediately upon the date of this contract, for property acquired or produced before that date. Otherwise, vestiture shall occur when the property is or should have been allocable or properly chargeable to this contract.

     (2) Property, as used in this clause, includes all of the below-described items acquired or produced by the Contractor that are or should be allocable or properly chargeable to this contract under sound and generally accepted accounting principles and practices.

Reference No. of Document Being Continued		Page 23 of 30
CONTINUATION SHEET
PIIN/SIIN W52H09-09-D-0128	MOD/AMD

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

(i)	Parts, materials, inventories, and work in process;

(ii)	Special tooling and special test equipment to which the Government is to acquire title under any other clause of this contract;

(iii)	Nondurable (i.e., noncapital) tools, jigs, dies, fixtures, molds, patterns, taps, gauges, test equipment, and other similar manufacturing aids, title to which would not be obtained as special tooling under subparagraph (ii) above; and

     (iv) Drawings and technical data, to the extent the Contractor or subcontractors are required to deliver them to the Government by other clauses of this contract.

     (3) Although title to property is in the Government under this clause, other applicable clauses of this contract; e.g., the termination or special tooling clauses, shall determine the handling and disposition of the property.

     (4) The Contractor may sell any scrap resulting from production under this contract without requesting the Contracting Officers approval, but the proceeds shall be credited against the costs of performance.

     (5) To acquire for its own use or dispose of property to which title is vested in the Government under this clause, the Contractor must obtain the Contracting Officers advance approval of the action and the terms. The Contractor shall

(i)	exclude the allocable costs of the property from the costs of contract performance, and

(ii)	repay to the Government any amount of unliquidated progress payments allocable to the property. Repayment may be by cash or credit memorandum.

     (6) When the Contractor completes all of the obligations under this contract, including liquidation of all progress payments, title shall vest in the Contractor for all property (or the proceeds thereof) not --

(i)	Delivered to, and accepted by, the Government under this contract; or

(ii)	Incorporated in supplies delivered to, and accepted by, the Government under this contract and to which title is vested in the

Government under this clause.

     (7) The terms of this contract concerning liability for Government-furnished property shall not apply to property to which the Government acquired title solely under this clause.

(e) Risk of loss. Before delivery to and acceptance by the Government, the Contractor shall bear the risk of loss for property, the title to which vests in the Government under this clause, except to the extent the Government expressly assumes the risk. The Contractor shall repay the Government an amount equal to the unliquidated progress payments that are based on costs allocable to property that is damaged, lost, stolen, or destroyed.

(f) Control of costs and property. The Contractor shall maintain an accounting system and controls adequate for the proper administration of this clause.

(g) Reports and access to records. The Contractor shall promptly furnish reports, certificates, financial statements, and other pertinent information reasonably requested by the Contracting Officer for the administration of this clause. Also, the Contractor shall give the Government reasonable opportunity to examine and verify the Contractors books, records, and accounts.

(h)	Special terms regarding default. If this contract is terminated under the Default clause,

	(i)	the Contractor shall, on demand, repay to the Government the amount of unliquidated progress payments and

	(ii)	title shall vest in the Contractor, on full liquidation of progress payments, for all property for which the Government elects not to require delivery under the Default clause. The Government shall be liable for no payment except as provided by the Default clause.

(i)	Reservations of rights.

	(1)	No payment or vesting of title under this clause shall --

		(i)	Excuse the Contractor from performance of obligations under this contract; or

		(ii)	Constitute a waiver of any of the rights or remedies of the parties under the contract.

	(2)	The Governments rights and remedies under this clause --

Reference No. of Document Being Continued		Page 24 of 30
CONTINUATION SHEET
PIIN/SIIN W52H09-09-D-0128	MOD/AMD

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

(i)	Shall not be exclusive but rather shall be in addition to any other rights and remedies provided by law or this contract; and

(ii)	Shall not be affected by delayed, partial, or omitted exercise of any right, remedy, power, or privilege, nor shall such exercise or any single exercise preclude or impair any further exercise under this clause or the exercise of any other right, power, or privilege of the Government.

(j) Financing payments to subcontractors. The financing payments to subcontractors mentioned in paragraphs (a)(1) and (a)(2) of this clause shall be all financing payments to subcontractors or divisions, if the following conditions are met:

(1)	The amounts included are limited to --

	(i)	The unliquidated remainder of financing payments made; plus

	(ii)	Any unpaid subcontractor requests for financing payments.

(2)	The subcontract or interdivisional order is expected to involve a minimum of approximately 6 months between the beginning of work and the first delivery, or, if the subcontractor is a small business concern, 4 months.

     (3) If the financing payments are in the form or progress payments, the terms of the subcontract or interdivisional order concerning progress payments --

     (i) Are substantially similar to the terms of the clause for any subcontractor that is a large business concern, or that clause with its Alternate I for any subcontractor that is a small business concern;

(ii)	Are at least as favorable to the Government as the terms of this clause;

(iii)	Are not more favorable to the subcontractor or division than the terms of this clause are to the Contractor;

(iv)	Are in conformance with the requirements of FAR 32.504(e); and

(v)	Subordinate all subcontractor rights concerning property to which the Government has title under the subcontract to the

Governments right to require delivery of the property to the Government if --

(A)	The Contractor defaults; or

(B)	The subcontractor becomes bankrupt or insolvent.

     (4) If the financing payments are in the form of performance-based payments, the terms of the subcontract or interdivisional order concerning payments--

     (i) Are substantially similar to the Performance-Based Payments clause at FAR 52.232 -32 and meet the criteria for, and definition of, performance-based payments in FAR Part 32;

(ii)	Are in conformance with the requirements of FAR 32.504(f); and

(iii)	Subordinate all subcontractor rights concerning property to which the Government has title under the subcontract to the

Governments right to require delivery of the property to the Government if--

(A)	The Contractor defaults; or

(B)	The subcontractor becomes bankrupt or insolvent.

     (5) If the financing payments are in the form of commercial item financing payments, the terms of the subcontract or interdivisional order concerning payments

     (i) Are constructed in accordance with FAR 32.206(c) and included in a subcontract for a commercial item purchase that meets the definition and standards for acquisition of commercial items in FAR Part 2 and 12;

(ii)	Are in conformance with the requirements of FAR 32.504(g); and

(iii)	Subordinate all subcontractor rights concerning property to which the Government has title under the subcontract to the

Governments right to require delivery of the property to the Government if--

(A)	The Contractor defaults; or

(B)	The subcontractor becomes bankrupt or insolvent.

Reference No. of Document Being Continued		Page 25 of 30
CONTINUATION SHEET
PIIN/SIIN W52H09-09-D-0128	MOD/AMD

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

     (6) If financing is in the form of progress payments, the progress payment rate in the subcontract is the customary rate used by the contracting agency, depending on whether the subcontractor is or is not a small business concern.

     (7) Concerning any proceeds received by the Government for property to which title has vested in the Government under the subcontract terms, the parties agree that the proceeds shall be applied to reducing any unliquidated financing payments by the Government to the Contractor under this contract.

     (8) If no unliquidated financing payments to the Contractor remain, but there are unliquidated financing payments that the Contractor has made to any subcontractor, the Contractor shall be subrogated to all the rights the Government obtained through the terms required by this clause to be in any subcontract, as if all such rights had been assigned and transferred to the Contractor.

     (9) To facilitate small business participation in subcontracting under this contract, the Contractor shall provide financing payments to small business concerns, in conformity with the standards for customary contract financing payments stated in Subpart 32.113. The Contractor shall not consider the need for such financing payments as a handicap or adverse factor in the award of subcontracts.

(k) Limitations on undefinitized contract actions. Notwithstanding any other progress payment provisions in this contract, progress payments may not exceed 80 percent of costs incurred on work accomplished under undefinitized contract actions. A contract action is any action resulting in a contract, as defined in Subpart 2.1, including contract modifications for additional supplies or services, but not including contract modifications that are within the scope and under the terms of the contract, such as contract modifications issued pursuant to the Changes clause, or funding and other administrative changes. This limitation shall apply to the costs incurred, as computed in accordance with paragraph (a) of this clause, and shall remain in effect until the contract action is definitized. Costs incurred which are subject to this limitation shall be segregated on Contractor progress payment requests and invoices from those costs eligible for higher progress payment rates. For purposes of progress payment liquidation, as described in paragraph (b) of this clause, progress payments for undefinitized contract actions shall be liquidated at 80 percent of the amount invoiced for work performed under the undefinitized contract action as long as the contract action remains undefinitized. The amount of unliquidated progress payments for undefinitized contract actions shall not exceed 80 percent of the maximum liability of the Government under the undefinitized contract action or such lower limit specified elsewhere in the contract. Separate limits may be specified for separate actions.

(l) Due date. The designated payment office will make progress payments on the -1- day after the designated billing office receives a proper progress payment request. In the event that the Government requires an audit or other review of a specific progress payment request to ensure compliance with the terms and conditions of the contract, the designated payment office is not compelled to make a payment by the specified due date. Progress payments are considered contract financing and are not subject to the interest penalty provisions of the Prompt Payment Act.

(m) Progress payments under indefinitedelivery contracts. The Contractor shall account for and submit progress payment requests under individual orders as if the order constituted a separate contract, unless otherwise specified in this contract.

(End of Clause)
I-91
52.215-19
NOTIFICATION OF OWNERSHIP CHANGES
OCT/1997
(a)	The Contractor shall make the following notifications in writing:

(1) When the Contractor becomes aware that a change in its ownership has occurred, or is certain to occur, that could result in changes in the valuation of its capitalized assets in the accounting records, the Contractor shall notify the Administrative Contracting Officer (ACO) within 30 days.

     (2) The Contractor shall also notify the ACO within 30 days whenever changes to asset valuations or any other cost changes have occurred or are certain to occur as a result of a change in ownership.

(b)	The Contractor shall --

	(1)	Maintain current, accurate, and complete inventory records of assets and their costs;

	(2)	Provide the ACO or designated representative ready access to the records upon request;

	(3)	Ensure that all individual and grouped assets, their capitalized values, accumulated depreciation or amortization, and remaining useful lives are identified accurately before and after each of the Contractors ownership changes; and

     (4) Retain and continue to maintain depreciation and amortization schedules based on the asset records maintained before each Contractor ownership change.

Reference No. of Document Being Continued		Page 26 of 30
CONTINUATION SHEET
PIIN/SIIN W52H09-09-D-0128	MOD/AMD

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

(c) The Contractor shall include the substance of this clause in all subcontracts under this contract that meet the applicability requirement of FAR 15.408(k) .

(End of Clause)
I-92
52.219-28
POST-AWARD SMALL BUSINESS PROGRAM REREPRESENTATION
JUN/2007
(a) Definitions. As used in this clause--

     "Long-term contract" means a contract of more than five years in duration, including options. However, the term does not include contracts that exceed five years in duration because the period of performance has been extended for a cumulative period not to exceed six months under the clause at 52.217 -8, Option to Extend Services, or other appropriate authority.

     "Small business concern" means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria in 13 CFR part 121 and the size standard in paragraph (c) of this clause.

(b) If the Contractor represented that it was a small business concern prior to award of this contract, the Contractor shall rerepresent its size status according to paragraph (e) of this clause or, if applicable, paragraph (g) of this clause, upon the occurrence of any of the following:

     (1) Within 30 days after execution of a novation agreement or within 30 days after modification of the contract to include this clause, if the novation agreement was executed prior to inclusion of this clause in the contract.

     (2) Within 30 days after a merger or acquisition that does not require a novation or within 30 days after modification of the contract to include this clause, if the merger or acquisition occurred prior to inclusion of this clause in the contract. (3) For long-term contracts

(i)	Within 60 to 120 days prior to the end of the fifth year of the contract; and

(ii)	Within 60 to 120 days prior to the exercise date specified in the contract for any option thereafter.

(c) The Contractor shall rerepresent its size status in accordance with the size standard in effect at the time of this rerepresentation that corresponds to the North American Industry Classification System (NAICS) code assigned to this contract. The small business size standard corresponding to this NAICS code can be found at http://www.sba.gov/services/contractingopportunities/sizestandardstopics/ .

(d) The small business size standard for a Contractor providing a product which it does not manufacture itself, for a contract other than a construction or service contract, is 500 employees.

(e) Except as provided in paragraph (g) of this clause, the Contractor shall make the rerepresentation required by paragraph (b) of this clause by validating or updating all its representations in the Online Representations and Certifications Application and its data in the Central Contractor Registration, as necessary, to ensure they reflect current status. The Contractor shall notify the contracting office by e-mail, or otherwise in writing, that the data have been validated or updated, and provide the date of the validation or update.

(f) If the Contractor represented that it was other than a small business concern prior to award of this contract, the Contractor may, but is not required to, take the actions required by paragraphs (e) or (g) of this clause.

(g) If the Contractor does not have representations and certifications in ORCA, or does not have a representation in ORCA for the NAICS code applicable to this contract, the Contractor is required to complete the following rerepresentation and submit it to the contracting office, along with the contract number and the date on which the rerepresentation was completed:

The Contractor represents that it [ ] is, [ ] is not a small business concern under NAICS Code		assigned to contract
number	. [Contractor to sign and date and insert authorized signer's name and title].

(End of clause)

		Reference No. of Document Being Continued		Page 27 of 30
CONTINUATION SHEET
		PIIN/SIIN W52H09-09-D-0128	MOD/AMD

Name of Offeror or Contractor:		OPTEX SYSTEMS INC.

I-93	52.222-39	NOTIFICATION OF EMPLOYEE RIGHTS CONCERNING PAYMENT OF UNION DUES OR		DEC/2004
FEES

(a) Definition. As used in this clause--

United States means the 50 States, the District of Columbia, Puerto Rico, the Northern Mariana Islands, American Samoa, Guam, the U.S. Virgin Islands, and Wake Island.

(b) Except as provided in paragraph (e) of this clause, during the term of this contract, the Contractor shall post a notice, in the form of a poster, informing employees of their rights concerning union membership and payment of union dues and fees, in conspicuous places in and about all its plants and offices, including all places where notices to employees are customarily posted. The notice shall include the following information (except that the information pertaining to National Labor Relations Board shall not be included in notices posted in the plants or offices of carriers subject to the Railway Labor Act, as amended (45 U.S.C. 151-188)).

Notice to Employees

Under Federal law, employees cannot be required to join a union or maintain membership in a union in order to retain their jobs. Under certain conditions, the law permits a union and an employer to enter into a union-security agreement requiring employees to pay uniform periodic dues and initiation fees. However, employees who are not union members can object to the use of their payments for certain purposes and can only be required to pay their share of union costs relating to collective bargaining, contract administration, and grievance adjustment.

If you do not want to pay that portion of dues or fees used to support activities not related to collective bargaining, contract administration, or grievance adjustment, you are entitled to an appropriate reduction in your payment. If you believe that you have been required to pay dues or fees used in part to support activities not related to collective bargaining, contract administration, or grievance adjustment, you may be entitled to a refund and to an appropriate reduction in future payments.

For further information concerning your rights, you may wish to contact the National Labor Relations Board (NLRB) either at one of its Regional offices or at the following address or toll free number:

National Labor Relations Board Division of Information 1099 14th Street, N.W. Washington, DC 20570 1-866-667-6572 1-866-316-6572 (TTY)

To locate the nearest NLRB office, see NLRB's website at http://www.nlrb.gov

(c) The Contractor shall comply with all provisions of Executive Order 13201 of February 17, 2001, and related implementing regulations at 29 CFR Part 470, and orders of the Secretary of Labor.

(d) In the event that the Contractor does not comply with any of the requirements set forth in paragraphs (b), (c), or (g), the Secretary may direct that this contract be cancelled, terminated, or suspended in whole or in part, and declare the Contractor ineligible for further Government contracts in accordance with procedures at 29 CFR part 470, Subpart B--Compliance Evaluations, Complaint Investigations and Enforcement Procedures. Such other sanctions or remedies may be imposed as are provided by 29 CFR Part 470, which implements Executive Order 13201, or as are otherwise provided by law.

(e)	The requirement to post the employee notice in paragraph (b) does not apply to--

	(1)	Contractors and subcontractors that employ fewer than 15 persons;

	(2)	Contractor establishments or construction work sites where no union has been formally recognized by the Contractor or certified as the exclusive bargaining representative of the Contractor's employees;

     (3) Contractor establishments or construction work sites located in a jurisdiction named in the definition of the United States in which the law of that jurisdiction forbids enforcement of union-security agreements;

Reference No. of Document Being Continued		Page 28 of 30
CONTINUATION SHEET
PIIN/SIIN W52H09-09-D-0128	MOD/AMD

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

     (4) Contractor facilities where upon the written request of the Contractor, the Department of Labor Deputy Assistant Secretary for Labor-Management Programs has waived the posting requirements with respect to any of the Contractor's facilities if the Deputy Assistant Secretary finds that the Contractor has demonstrated that--

     (i) The facility is in all respects separate and distinct from activities of the Contractor related to the performance of a contract; and

(ii) Such a waiver will not interfere with or impede the effectuation of the Executive order; or

(5) Work outside the United States that does not involve the recruitment or employment of workers within the United States.

(f) The Department of Labor publishes the official employee notice in two variations; one for contractors covered by the Railway Labor Act and a second for all other contractors. The Contractor shall--

     (1) Obtain the required employee notice poster from the Division of Interpretations and Standards, Office of Labor-Management Standards, U.S. Department of Labor, 200 Constitution Avenue, NW, Room N-5605, Washington, DC 20210, or from any field office of the Department's Office of Labor-Management Standards or Office of Federal Contract Compliance Programs;

(2)	Download a copy of the poster from the Office of Labor-Management Standards website at http://www.olms.dol.gov; or

(3)	Reproduce and use exact duplicate copies of the Department of Labor's official poster.

(g) The Contractor shall include the substance of this clause in every subcontract or purchase order that exceeds the simplified acquisition threshold, entered into in connection with this contract, unless exempted by the Department of Labor Deputy Assistant Secretary for Labor-Management Programs on account of special circumstances in the national interest under authority of 29 CFR 470.3(c) . For indefinite quantity subcontracts, the Contractor shall include the substance of this clause if the value of orders in any calendar year of the subcontract is expected to exceed the simplified acquisition threshold. Pursuant to 29 CFR Part 470, Subpart B--Compliance Evaluations, Complaint Investigations and Enforcement Procedures, the Secretary of Labor may direct the Contractor to take such action in the enforcement of these regulations, including the imposition of sanctions for noncompliance with respect to any such subcontract or purchase order. If the Contractor becomes involved in litigation with a subcontractor or vendor, or is threatened with such involvement, as a result of such direction, the Contractor may request the United States, through the Secretary of Labor, to enter into such litigation to protect the interests of the United States.

(End of Clause)
I-94	52.252-2	CLAUSES INCORPORATED BY REFERENCE	FEB/1998

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address:

http://www.arnet.gov/far/		or	http://www.acq.osd.mil/dpap/dars/index.htm	or	https://webportal.saalt.army.mil/saal-
zp/procurement/afars.doc
(End of Clause)

I-95	52.252-6		AUTHORIZED DEVIATIONS IN CLAUSES		APR/1984

(a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of (DEVIATION) after the date of the clause.

(b) The use in this solicitation or contract of any DoD FAR SUPPLEMENT (48 CFR 2) clause with an authorized deviation is indicated by the addition of (DEVIATION) after the name of the regulation.

		Reference No. of Document Being Continued		Page 29 of 30
CONTINUATION SHEET
		PIIN/SIIN W52H09-09-D-0128	MOD/AMD

Name of Offeror or Contractor:		OPTEX SYSTEMS INC.

I-96	252.211-7005	SUBSTITUTIONS FOR MILITARY OR FEDERAL SPECIFICATIONS AND STANDARDS		NOV/2005

(a) Definition. SPI process, as used in this clause, means a management or manufacturing process that has been accepted previously by the Department of Defense under the Single Process Initiative (SPI) for use in lieu of a specific military or Federal specification or standard at specific facilities. Under SPI, these processes are reviewed and accepted by a Management Council, which includes representatives of the Contractor, the Defense Contract Management Agency, the Defense Contract Audit Agency, and the military departments.

(b) Offerors are encouraged to propose SPI processes in lieu of military or Federal specifications and standards cited in the solicitation. A listing of SPI processes accepted at specific facilities is available via the Internet at http://guidebook.dcma.mil/20/guidebook_process.htm (paragraph 4.2) .

(c) An offeror proposing to use an SPI process in lieu of military or Federal specifications or standards cited in the solicitation shall

(1)	Identify the specific military or Federal specification or standard for which the SPI process has been accepted;

(2)	Identify each facility at which the offeror proposes to use the specific SPI process in lieu of military or Federal specifications or standards cited in the solicitation;
(3)	Identify the contract line items, subline items, components, or elements affected by the SPI process; and

(4)	If the proposed SPI process has been accepted at the facility at which it is proposed for use, but is not yet listed at the

Internet site specified in paragraph (b) of this clause, submit documentation of Department of Defense acceptance of the SPI process.

(d) Absent a determination that an SPI process is not acceptable for this procurement, the Contractor shall use the following SPI processes in lieu of military or Federal specifications or standards:

(Offeror insert information for each SPI process)
SPI Process: Facility:
Military or Federal Specification or Standard:

Affected Contract Line Item Number, Subline Item Number, Component, or Element:

(e) If a prospective offeror wishes to obtain, prior to the time specified for receipt of offers, verification that an SPI process is an acceptable replacement for military or Federal specifications or standards required by the solicitation, the prospective offeror

     (1) May submit the information required by paragraph (d) of this clause to the Contracting Officer prior to submission of an offer; but

     (2) Must submit the information to the Contracting Officer at least 10 working days prior to the date specified for receipt of offers.

(End of clause)

	Reference No. of Document Being Continued			Page 30 of 30
CONTINUATION SHEET
	PIIN/SIIN W52H09-09-D-0128	MOD/AMD

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

SECTION J - LIST OF ATTACHMENTS

List of			Number
A_d_d_e_n_d_a	T_i_t_l_e	D_a_t_e_	o_f P_a_g_e_s_	T_r_a_n_s_m_i_t_t_e_d B_y__

Exhibit A	CDRL	03-JAN-2008	003	DATA
Attachment 002	PRICE EVALUATION SHEET		001	DATA
Attachment 0001	DOCUMENT SUMMARY LIST		002	DATA

     The following documents are hereby attached by reference and may form a part of this acquisition. These documents, available in electronic format on the internet at https://aais.ria.army.mil/aais/SOLINFO/index.htm are Standard Solicitation Attachments. Vendors should ensure that they have the correct attachments in their possession prior to submitting a bid/proposal/quote.

				Number
T_i_t_l_e_		D_a_t_e_		o__ P_a_g_e
Address Code Distribution		2006		1	Pg
Address List		2006		1	Pg
AMCCOM Form 71-R		01	OCT 88	2	Pgs
Data Delivery Description	Engineering Change Proposal	JUL	2001	9 Pgs
Data Delivery Description	Notice of Revision	JUL	2001	2 Pgs
Data Delivery Description	Request for Deviation	JUL	2001	4 Pgs
Disclosure of Lobbying Activities (SF-LLL)		JUL	1997	3	Pgs
Guidance on Documentation of Contract Data				2	Pgs
Requirements List (CDRL)
Instructions for Completing DD Form 1423		JUN	1990	1	Pg
IOC Form 715-3		FEB	1996	2	Pgs
Offeror Representations and CertificationsCommercial Items		SEP	2004	8 Pgs
Statement and Acknowledgement		MAY	2003	1	Pg
Wage Rate Notification		MAY	2003	2	Pgs

ORDER FOR SUPPLIES OR SERVICES

1. CONTRACT PURCH ORDER/AGREEMENT NO.	2. DELIVERY ORDER/CALL NO. 3. DATE OF ORDER/CALL 4. REQUISITION/PURCH REQUEST NO.	5. PRIORITY
(YYYYMMMDD)
W52H09-09-D-0128	0001	2009MAR24	SEE SCHEDULE	DOA5

6. ISSUED BY	CODE	W52H09	7. ADMINISTERED BY (If other than 6)	CODE S4402A	8. DELIVERY FOB

TACOM-ROCK ISLAND
AMSTA-LC-GLK-A	DCMA, TEXAS
KEVIN GILMORE (309)782-3558	600 NORTH PEARL STREET	X DESTINATION
ROCK ISLAND IL	61299-7630	SUITE 1630
DALLAS TX 75201-2843	OTHER
WEAPON SYSTEM: IFV XM2 /CFV XM3	(See Schedule if
EMAIL: KEVIN.GILMORE@US.ARMY.MIL	SCD: B	PAS: NONE	ADP PT: HQ0339	other)

9. CONTRACTOR	CODE	0BK64	FACILITY	10. DELIVER TO FOB POINT BY (Date)	11. X IF BUSINESS IS

(YYYYMMMDD)
o	o	X SMALL
OPTEX SYSTEMS INC.
1420 PRESIDENTIAL DR	SEE SCHEDULE	SMALL

NAME	RICHARDSON, TX 75081-2439	12. DISCOUNT TERMS	DISADVANTAGED
AND
ADDRESS	WOMAN-OWNED

o	o	13. MAIL INVOICES TO THE ADDRESS IN BLOCK
TYPE BUSINESS: Other Small Business Performing in U.S.	See Block 15

14. SHIP TO	CODE	15. PAYMENT WILL BE MADE BY	CODE HQ0339	MARK ALL

SEE SCHEDULE	DFAS-COLUMBUS CENTER	PACKAGES AND
DFAS CO-WEST ENTITLEMENT OPERATIONS	PAPERS WITH
P.O. BOX 182381	IDENTIFICATION
COLUMBUS, OH	43218-2381	NUMBERS IN
PHONE:	1-800-756-4571	BLOCKS 1 AND 2

16.	DELIVERY/
CALL	THIS DELIVERY ORDER IS ISSUED ON ANOTHER GOVERNMENT AGENCY OR IN ACCORDANCE WITH AND SUBJECT TO TERMS AND CONDITIONS OF ABOVE NUMBERED CONTRACT.
X
TYPE

OF	Payment will be made by Electronic Funds Transfer
ORDER	Reference your	Oral	Written Quotation	, Dated	.
PURCHASE	furnish the following on terms specified herein.

ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED P URCHASE ORDER AS IT MAY PREVIOUSLY HAVE
BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES TO PERFORM THE SAME.

NAME OF CONTRACTOR	SIGNATURE	TYPED NAME AND TITLE	DATE SIGNED
(YYYYMMMDD)

If this box is marked, supplier must sign Acceptance and return the following number of copies:

17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE

SEE SCHEDULE

18. ITEM NO. 19. SCHEDULE OF SUPPLIES/SERVICE	20. QUANTITY	21.	22. UNIT PRICE	23. AMOUNT
ORDERED/	UNIT
ACCEPTED*

SEE SCHEDULE
CONTRACT TYPE:
Firm-Fixed-Price

KIND OF CONTRACT:
Supply Contracts and Priced Orders

* If quantity accepted by the Government is	24. UNITED STATES OF AMERICA	25. TOTAL	$118,250.00

same as quantity ordered, indicate by X.	BRIAN W.	SCHMIDT	/SIGNED/	2009MAR24	26.

BRIAN.W.SCHMIDT@US.ARMY.MIL (309)782-0988
If different, enter actual quantity accepted below	DIFFERENCES
quantity ordered and encircle.	BY:	CONTRACTING/ORDERING OFFICER

27a. QUANTITY IN COLUMN 20 HAS BEEN

INSPECTED	RECEIVED	ACCEPTED, AND CONFORMS TO CONTRACT EXCEPT AS NOTED

b. SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE	c. DATE	d. PRINTED NAME AND TITLE OF AUTHORIZED GOVERNMENT
(YYYYMMMDD)	REPRESENTATIVE

e. MAILING ADDRESS OF AUTHORIZED GOVERNMENT REPRESENTATIVE	28. SHIP. NO.	29. D.O. VOUCHER NO.	30. INITIALS

32. PAID BY	33. AMOUNT VERIFIED CORRECT FOR
PARTIAL

f. TELEPHONE NUMBER	g. E-MAIL ADDRESS
FINAL

31. PAYMENT	34. CHECK NUMBER

36. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT.
COMPLETE

a. DATE	b. SIGNATURE AND TITLE OF CERTIFYING OFFICER	35. BILL OF LADING NO.
PARTIAL
(YYYYMMMDD)
FINAL

37. RECEIVED AT	38. RECEIVED BY (Print)	39. DATE RECEIVED	40. TOTAL CON-	41. S/R ACCOUNT NUMBER	42. S/R VOUCHER NO.
(YYYYMMMDD)	TAINERS

DD FORM 1155, DEC 2001
PREVIOUS EDITION IS OBSOLETE.

Reference No. of Document Being Continued		Page	2 of 5
CONTINUATION SHEET
PIIN/SIIN W52H09-09-D-0128/0001	MOD/AMD

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

SUPPLEMENTAL INFORMATION

1. THIS DELIVERY ORDER IS ISSUED TO OPTEX SYSTEM INC THIS WILL SATISFY THE MINIMUM GUARANTEED QUANTITY UNDER CONTRACT W52H09-09-D-0128 FOR THE FOLLOWING BELOW ITEM:

CLIN	NOUN	NSN	P/N	QYT
0002AA	PERICSOPE, ARMORED	1240-01-319-8995	12357792	250

2. DELIVERY IS FOB DESTINATION. DELIVERY SCHEDULE IS SET FORTH IN SECTION B. EARLY DELIVERIES ARE AUTHORIZED AT NO ADDITIONAL COST TO THE GOVERNMENT.

3.	THERE IS NO FIRST ARTICLE TEST REQUIREMENT FOR THIS AWARD.

4.	THE UNIT PRICE IS $473.00

5.	TOTAL AMOUNT FOR THIS AWARD IS $118,250.00

*** END OF NARRATIVE A0001 ***

				Reference No. of Document Being Continued		Page	3 of 5
CONTINUATION SHEET
			PIIN/SIIN W52H09-09-D-0128/0001 MOD/AMD

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

ITEM NO		SUPPLIES/SERVICES		QUANTITY UNIT		UNIT PRICE	AMOUNT

	SUPPLIES OR SERVICES AND PRICES/COSTS

0002	NSN: 1240-01-319-8995
	FSCM: 19200
	PART NR: 12357792
	SECURITY CLASS: Unclassified

0002AA	P_R_O_D_U_C_T_I_O__ Q_U_A_N_T_I_T_Y			250	EA	$4_7_3_._0_0_0_0_0 $	1_1_8_,_2_5_0_._0_0_

	NOUN: PERISCOPE,ARMORED V
	PRON: M191A478M1 PRON AMD: 01			ACRN: AA
	AMS CD: 070011MMTUR

	P_a_c_k_a_g_i_n__ a_n_d M_a_r_k_i_n_g

	I_n_s_p_e_c_t_i_o__ a_n_d A_c_c_e_p_t_a_n_c_e
	INSPECTION: Origin ACCEPTANCE: Origin

	D_e_l_i_v_e_r_i_e__ o_r P_e_r_f_o_r_m_a_n_c_e DOC			SUPPL
	R_E___C_D_	M_I_L_S_T_R_I_P_ A_D_D__ S_I__ C_D M_A_R__ F_O_R T__ C_D
	001 W52H099026H951 W25G1U		J	1
	D_E___R_E_L_ C_D	Q_U_A_N_T_I_T_Y	_D_E_L__D_A_T_E_
	001	100		14-AUG-2009

	002	75		14-SEP-2009

	FOB POINT: Destination

	SHIP TO:
	(W25G1U)	SU TRANSPORTATION OFFICER
		DDSP NEW CUMBERLAND FACILITY
		2001 NORMANDY DRIVE DOOR 113 TO 134
		NEW CUMBERLAND,PA,17070-5002

		C_O_N_T_R_A_C_T_/_D_E_L_I_V_E_R__ O_R_D_E_R N_U_M_B_E_R
		W52H09-09-D-0128/0001

	DOC	SUPPL R_E___C_D_		M_I_L_S_T_R_I_P_
		A_D_D__ S_I__ C_D M_A_R__ F_O_R T__ C_D
	002 W52H099026H952 W62G2T		J	1
	D_E___R_E_L_ C_D	Q_U_A_N_T_I_T_Y	_D_E_L__D_A_T_E_
	001	75		06-OCT-2009

	FOB POINT: Destination

	SHIP TO:
	(W62G2T)	XR W1BG DEF DIST DEPOT SAN JOAQUN
		TRANSPORTATION OFFICER
		PO BOX 960001
		TRACY	CA 95304-5000

		C_O_N_T_R_A_C_T_/_D_E_L_I_V_E_R__ O_R_D_E_R N_U_M_B_E_R

		Reference No. of Document Being Continued	Page	4 of 5
CONTINUATION SHEET
PIIN/SIIN W52H09-09-D-0128/0001 MOD/AMD

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY UNIT	UNIT PRICE	AMOUNT

W52H09-09-D-0128/0001

			Reference No. of Document Being Continued					Page 5 of 5
CONTINUATION SHEET
			PIIN/SIIN W52H09-09-D-0128/0001			MOD/AMD

Name of Offeror or Contractor:			OPTEX SYSTEMS INC.

CONTRACT ADMINISTRATION DATA

	PRON/					JOB
LINE	AMS CD/	OBLG				ORDER	ACCOUNTING	OBLIGATED
IT_E___	MI_P__	A R_N ST_ _ A C_O_U_N_T_I_N C_L_A_S_S_I_F_I_C_A_T_I_O_N				N_U_M_B_E_R_	S_T_A_T_I_O_N	A_M_O_U_N_T

0002AA	M191A478M1	AA 2	97 X4930AC6G 6D	26FB	S11116		W52H09	$118,250.00
070011MMTUR

							TOTAL	$118,250.00

SERVICE						ACCOUNTING		OBLIGATED
NA_M__	_T_O_T_A_L BY_Y A_C_R_N		AC_C_O_U_N_T_I_N__ C_L_A_S_S_I_F_I_C_A_T_I_O_N			ST_A_ I_O__		A_M_O_U_N_T

Army		AA	97 X4930AC6G 6D	26FB	S11116	W52H09		$1_1_8_,_2_5_0_._0_0

							TOTAL	$118,250.00

AC_R_N_	ED___A_C_C_O_U_N_T_I_N_G__C_L_A_S_S_I_F_I_C_A_T_I_O_N
AA	97 0X0X4930AC6G S11116 96D0000070011MMTUR26FB					S11116

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. Contract ID Code		Page 1 Of 3
Firm-Fixed-Price

2. Amendment/Modification No.		3. Effective Date	4. Requisition/Purchase Req No.		5. Project No. (If applicable)
01		2009APR01	SEE SCHEDULE

6. Issued By		Code W52H09	7. Administered By (If other than Item 6)		Code	S4402A

TACOM-ROCK ISLAND			DCMA, TEXAS
AMSTA-LC-GLK-A			600 NORTH PEARL STREET
KEVIN GILMORE (309)782-3558			SUITE 1630
ROCK ISLAND IL 61299-7630			DALLAS TX 75201-2843

WEAPON SYSTEM: IFV XM2 /CFV XM3
EMAIL: KEVIN.GILMORE@US.ARMY.MIL			SCD B	PAS NONE	ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)				9A. Amendment Of Solicitation No.
OPTEX SYSTEMS INC.

1420 PRESIDENTIAL	DR			9B. Dated (See Item 11)
RICHARDSON, TX 75081-2439

			X	10A. Modification Of Contract/Order No.

W52H09-09-D-0128/0001

TYPE BUSINESS: Other Small Business Performing in U.S.				10B. Dated (See Item 13)

Code 0BK64	Facility Code			2009MAR24

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers
is extended,	is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing items 8 and 15, and returning		copies of the amendments: (b) By acknowledging receipt of this ame ndment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR
ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required) Payment will be made by Electronic Funds Transfer
NO CHANGE TO OBLIGATION DATA

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
KIND MOD CODE: G		It Modifies The Contract/Order No. As Described In Item 14.

A. This Change Order is Issued Pursuant To:				The Changes Set Forth In Item 14 Are Made In
The Contract/Order No. In Item 10A.

B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.)
Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

X C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor X is not,		is required to sign this document and return			copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)			16A. Name And Title Of Contracting Officer (Type or print)
BRIAN W. SCHMIDT
BRIAN.W.SCHMIDT@US.ARMY.MIL (309)782-0988

15B. Contractor/Offeror		15C. Date Signed	16B. United States Of America			16C. Date Signed

			By	/SIGNED/		2009APR01

(Signature of person authorized to sign)			(Signature of Contracting Officer)

NSN 7540-01-152-8070			30-105-02		STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITIONS UNUSABLE					Prescribed by GSA FAR (48 CFR) 53.243

Reference No. of Document Being Continued		Page	2 of 3
CONTINUATION SHEET
PIIN/SIIN W52H09-09-D-0128/0001	MOD/AMD [01]

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

SECTION A - SUPPLEMENTAL INFORMATION

1. ADMINISTRATIVE MODIFICATION,		01, IS TO CHANGE THE SHIPPING DATE AND QUANTITY FOR CLIN 0002AA.			THE CORRECTION IS AS FOLLOWS AND IS
FOUND IN SCHEDULE B:

SHIP TO ADDRESS	CURRENT DATE	CURRENT QUANTITY	CORRECT DATE	CORRECT QUANTITY

W25G1U	14-AUG-2009	100	21-AUG-2009	175
W62G2T	06-OCT-2009	75	21-SEP-2009

TOTAL CONTRACT QUANTITY ON CLIN 0002AA OF 250 EACH REMAINS.
2.	ALL OTHER TERMS AND CONDITIONS OF CONTRACT W52H09-09-D-0128 REMAIN THE SAME.

3.	POC FOR THIS ACTION IS KEVIN GILMORE@US.ARMY.MIL

*** END OF NARRATIVE A0002 ***

				Reference No. of Document Being Continued		Page	3 of 3
CONTINUATION SHEET
PIIN/SIIN W52H09-09-D-0128/0001 MOD/AMD [01]

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

ITEM NO		SUPPLIES/SERVICES		QUANTITY UNIT		UNIT PRICE	AMOUNT

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

0002	NSN: 1240-01-319-8995
FSCM: 19200
PART NR: 12357792
SECURITY CLASS: Unclassified

0002AA	P_R_O_D_U_C_T_I_O__ Q_U_A_N_T_I_T_Y			250	EA	$4_7_3_._0_0_0_0_0 $	1_1_8_,_2_5_0_._0_0_

NOUN: PERISCOPE,ARMORED V
	PRON: M191A478M1 PRON AMD: 01			ACRN: AA
AMS CD: 070011MMTUR

P_a_c_k_a_g_i_n__ a_n_d M_a_r_k_i_n_g

I_n_s_p_e_c_t_i_o__ a_n_d A_c_c_e_p_t_a_n_c_e
INSPECTION: Origin ACCEPTANCE: Origin

	D_e_l_i_v_e_r_i_e__ o_r P_e_r_f_o_r_m_a_n_c_e DOC			SUPPL
	R_E___C_D_	M_I_L_S_T_R_I_P_ A_D_D__ S_I__ C_D M_A_R__ F_O_R T__ C_D
	001 W52H099026H951 W25G1U		J	1
	D_E___R_E_L_ C_D	Q_U_A_N_T_I_T_Y	_D_E_L__D_A_T_E_
	001	175		21-AUG-2009

	002	DELETED

FOB POINT: Destination

SHIP TO:
	(W25G1U)	SU TRANSPORTATION OFFICER
DDSP NEW CUMBERLAND FACILITY
2001 NORMANDY DRIVE DOOR 113 134
NEW CUMBERLAND PA 17070-5002

C_O_N_T_R_A_C_T_/_D_E_L_I_V_E_R__ O_R_D_E_R N_U_M_B_E_R
W52H09-09-D-0128/0001

	DOC	SUPPL R_E___C_D_		M_I_L_S_T_R_I_P_
A_D_D__ S_I__ C_D M_A_R__ F_O_R T__ C_D
	002 W52H099026H952 W62G2T		J	1
	D_E___R_E_L_ C_D	Q_U_A_N_T_I_T_Y	_D_E_L__D_A_T_E_
	001	75		21-SEP-2009

FOB POINT: Destination

SHIP TO:
	(W62G2T)	XR W1BG DEF DIST DEPOT SAN JOAQUN
25600 S CHRISMAN ROAD
REC WHSE 16B PH 209 839 4307
		TRACY	CA 95304-5000

C_O_N_T_R_A_C_T_/_D_E_L_I_V_E_R__ O_R_D_E_R N_U_M_B_E_R
W52H09-09-D-0128/0001